AGREEMENT FOR PURCHASE AND SALE

                                       OF

                                 REAL PROPERTY

                                    BETWEEN

                              TRIMONT LAND COMPANY

                                      AND

                          TRIMONT LAND HOLDINGS, INC.









                               September 22, 2000

                               TABLE OF CONTENTS

                               -----------------

                                                                           Page

                                                                          ----


ARTICLE I         DEFINITIONS...............................................1

      Section 1.1.      Closing Date........................................1

      Section 1.2.      Contract Obligations................................1

      Section 1.4.      Density.............................................2

      Section 1.5.      Hazardous Substances, Environmental Laws............2

      Section 1.6.      Improvements........................................2

      Section 1.7.      Land................................................3

      Section 1.8.      Laws and Restrictions...............................3

      Section 1.9.      Master Development Plan.............................3

      Section 1.10.     NEWCO...............................................3

      Section 1.11.     Personal Property...................................4

      Section 1.12.     Property............................................4

      Section 1.13.     Title Company.......................................4

      Section 1.14.     Title Report........................................4

      Section 1.15.     Unit................................................4

      Section 1.16.     Water Rights........................................4

ARTICLE II        PURCHASE AND SALE OF THE PROPERTY.........................4

      Section 2.1.      Purchase and Sale...................................4

      Section 2.2.      Purchase Price; Subsequent Closings.................4

ARTICLE III       CONDITIONS TO AGREEMENT...................................6

      Section 3.1.      Buyer's Conditions Precedent........................6

      Section 3.2.      Seller's Conditions Precedent.......................6

      Section 3.3.      Waiver..............................................6

ARTICLE IV        REPRESENTATIONS AND WARRANTIES  COVENANTS AND
                  INDEMNIFICATIONS..........................................6

      Section 4.1.      Seller's Express Representations and
                        Warranties..........................................6

      Section 4.2.      As Is...............................................7

      Section 4.3.      Breaches of Representations/Warranties and
                        Covenants.  ........................................8

      Section 4.4.      Indemnification.....................................8

      Section 4.5.      Buyer's Representations.............................8

ARTICLE V         TITLE, ESCROW AND CLOSING.................................9

      Section 5.1.      Conditions of Title.................................9

      Section 5.2.      Title Insurance.....................................9

      Section 5.3.      Closing Date........................................9

      Section 5.4.      Deposits and Deliveries by Seller..................10

      Section 5.5.      Deposits and Deliveries by Buyer...................10

      Section 5.6.      Closing............................................11

      Section 5.7.      Prorations.........................................11

      Section 5.8.      Closing Costs......................................12

      Section 5.9.      Possession.........................................12

      Section 5.10.     Filing of Reports..................................12

ARTICLE VI        [INTENTIONALLY DELETED PRIOR TO EXECUTION]...............13

ARTICLE VII       DAMAGE AND DESTRUCTION, CONDEMNATION.....................13

      Section 7.1.      Damage and Destruction.............................13

      Section 7.2.      Condemnation.......................................13

ARTICLE VIII      COMMISSIONS..............................................13

      Section 8.1.      Brokerage Commission and Finder's Fee..............13

ARTICLE IX        PARKING; IMPROVEMENTS....................................14

      Section 9.1.      Ski Resort Parking.................................14

      Section 9.2.      Improvements.......................................14

      The provisions of this Article IX shall survive the closing..........14

ARTICLE X         GENERAL PROVISIONS.......................................15

      Section 10.1.     Notices............................................15

      Section 10.2.     Agreement, No Modifications........................15

      Section 10.3.     Time...............................................16

      Section 10.4.     Attorneys' Fees....................................16

      Section 10.5.     Relationship.......................................16

      Section 10.6.     No Merger..........................................16

      Section 10.7.     Successors and Assigns.............................16

      Section 10.8.     Further Assurances.................................16

      Section 10.9.     Counterparts.......................................17

      Section 10.10.    Construction.......................................17

      Section 10.11.    Seller's Inability.................................17

      Section 10.12.    Exculpation........................................18

      Section 10.13.    Miscellaneous......................................18

                        AGREEMENT FOR PURCHASE AND SALE

                        -------------------------------

                                       OF

                                       --

                                 REAL PROPERTY

                                 -------------
                                   (TLH/TLC)

          THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (the "AGREEMENT") is made and entered into as of the 22nd day of September, 2000 by and between TRIMONT LAND COMPANY, a California corporation ("SELLER"), and TRIMONT LAND HOLDINGS, INC., a Delaware corporation ("BUYER").

                                    RECITALS

                                    --------

          A. Seller owns approximately 8000 acres of land in Placer County, California in a ski area development known as Northstar-at-Tahoe ("NORTHSTAR").

          B. Within Northstar are several parcels of land which are suitable for the construction of approximately 1,800 multifamily units, and which are contemplated to be developed in accordance with the Master Development Plan (as defined in Section 1.9 below, the "DEVELOPMENT"), the basic locations of such parcels being depicted on Exhibit A attached hereto and made a part hereof.

          C. Buyer is desirous of purchasing said parcels from Seller.

                                   ARTICLE I

                                  DEFINITIONS

                                  -----------

          Unless the context otherwise specifies or requires, for the purposes of this Agreement the following terms shall have the meanings set forth in this
Article 1:

          Section 1.1. Closing Date. The term "CLOSING DATE" or "CLOSING" shall mean the date scheduled pursuant to the provisions of Section 5.3 for the delivery of the Deed (as defined in Section 5.1 below) and the payment of the Purchase Price (as defined in Section 2.2 below). If there is more than one closing as contemplated by Section 2.2(c) hereof ("MULTIPLE CLOSINGS"), then the terms "CLOSING DATE" or "CLOSING" shall refer to the closing applicable to the portion of the Property being conveyed at a particular time and the term "PURCHASE PRICE" shall refer to the portion of the Purchase Price applicable to such portion of the Property being conveyed pursuant to and as specified in
Section 2.2(c) hereof. The term "INITIAL CLOSING" shall refer to the first Closing that a conveyance of all or any portion of the Property occurs or is scheduled to occur pursuant to the provisions of this Agreement.

          Section 1.2. Contract Obligations. The term "CONTRACT OBLIGATIONS" shall mean those contracts, agreements and obligations, whether or not in writing, which will be assigned by Seller to Buyer on the Closing Date and which Buyer will assume from and after the Closing Date, pursuant to an assignment and assumption agreement (the "OBLIGATIONS ASSUMPTION AGREEMENT") in the form attached hereto and made a part hereof as Exhibit B, all of which are listed in Exhibit C to this Agreement.

          Section 1.3. [Intentionally deleted prior to execution.]

          Section 1.4. Density. The term "DENSITY" shall mean the number of Units and all commercial and other non-residential development that can be developed as of the date hereof as of right pursuant to existing zoning and/or existing governmental approvals or approved plans (collectively, "Zoning Approvals") affecting the Property. The term "Density" shall also include all Zoning Approvals applicable to Northstar that are provided for in Conditional Use Permit No. LDA-674 dated March 5, 1971 of the Placer County Planning Department.

          Section 1.5. Hazardous Substances, Environmental Laws. The term "HAZARDOUS SUBSTANCES" shall mean and include any chemical, compound, material, mixture, waste or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws (as defined below) as a "HAZARDOUS SUBSTANCE," "HAZARDOUS MATERIAL," "HAZARDOUS WASTE," "EXTREMELY HAZARDOUS WASTE," "INFECTIOUS WASTE," "TOXIC SUBSTANCE," "TOXIC POLLUTANT" or any other formulation intended to define or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity or toxicity, including any petroleum, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel (or mixture of natural gas and such synthetic gas). "HAZARDOUS SUBSTANCES" shall include, without limitation, any hazardous or toxic substance, material or waste, or any chemical, compound or mixture which is (i) asbestos, (ii) designated as a "HAZARDOUS SUBSTANCE" pursuant to Section 1317 of the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), (iii) defined as a "HAZARDOUS WASTE" pursuant to Section 6903 of the Federal Resource Conservation and Recovery Act (42 U. S.C. Section 6901 et seq.), (iv) defined as "HAZARDOUS
SUBSTANCES" pursuant to Section 9601 of the Comprehensive Environmental Response, Compensation and Liability Act, (42 U. S.C. Section 9601 et seq.) (v) listed in the United States Department of Transportation Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR part
302), (vi) in any laws and regulations of the State of California and Placer County, California, and in any and all amendments thereto in effect as of the Closing Date, and (vii) any such chemicals, compounds, mixtures, substances, materials or wastes otherwise regulated under any applicable local, state or federal Environmental Laws. Notwithstanding anything contained in this Agreement to the contrary, for purposes of this Agreement, a chemical, compound, material, mixture, waste or substance shall not be considered to be a "HAZARDOUS SUBSTANCE" unless it exists in such quantities or is used in such a manner so as to be in violation of the Environmental Laws (as hereinafter defined). The term "ENVIRNMENTAL LAWS" shall mean any and all presently existing federal, state and local laws (whether under common law, statute, rule, regulation or otherwise), requirements under permits issued with respect thereto, and other requirements of any federal, state or local governmental agency, court, board, bureau or other authority having jurisdiction with respect to or relating to the environment, to any Hazardous Substance or to any activity involving Hazardous Substances, and shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U. S.C. Section 9601, et seq.) and the Federal Resource Conservation and Recovery Act (42 U. S.C. Section 6901, et seq.), and all amendments thereto in effect as of the Closing Date.

          Section 1.6. Improvements. The term "IMPROVEMENTS" shall mean all improvements and fixtures now or hereafter located on the Land.

          Section 1.7. Land. Subject to all of the provisions of this Agreement, the term "LAND" shall mean the real property in Placer County, California, described in Exhibit A to this Agreement (i) as parcels A, B, 16, 17, 18, 19A, 20, 21, 22, 23, 27A and those portions of parcel 27B shown cross-hatched on Exhibit A ("Parcel 27B"), (ii) all of Seller's equitable and beneficial ownership interest in and to parcel 26, other than the equitable and beneficial ownership interest in and to the real property which is identified as Northstar unit 7A (lots 19-33) on the plat prepared by Auerbach Engineering Group (the "AEG Plat") dated October, 1999, ("UNIT 7A PROPERTY"), which equitable and beneficial ownership in the Unit 7A Property shall remain vested in Seller, (the portion of parcel 26 so being sold and conveyed to Buyer being hereafter referred to as the "Parcel 26 Interests", (iii) those portions of parcel 15 shown cross-hatched on Exhibit A (the "PARCEL 15 SUBDIVISION") (expressly reserving to Seller all Density on parcel 15 associated with the contemplated single family development on the portion of parcel 15 being retained by Seller, and (iv) those portions of parcel 29 shown crosshatched on Exhibit A (the "Parcel 29 Subdivision") (the interests described in the foregoing clauses (i), (ii), (iii) and (iv) being collectively hereafter referred to as the "PARCELS"), including, (except as otherwise set forth in the definition of the term "Property") all easements, rights of way, other interests appurtenant thereto, all zoning, Density and development entitlements relative thereto, (except as otherwise set forth in Section 10.13(c) hereof)and all right, title and interest of Seller in and to any land lying in the bed of any street, road, highway or avenue, open or proposed, in front of, adjacent to or adjoining such real property as set forth in the Master Development Plan.

            Parcels A, B, 16, 17, 19A, 20, 21, 22, 23, the Parcel 26 Interests, the Beneficial 15 Interest (as such term is hereafter defined), the Beneficial 18 Interest, as such term is hereafter defined, and the Beneficial 29 Interest (as such term is hereafter defined) are hereafter collectively referred to as the "INITIAL SITE" and parcels 27A and 27B shall hereafter collectively be referred to as the "SECOND SITE".

          The terms "BENEFICIAL 15 INTEREST", "BENEFICIAL 18 INTEREST" and "BENEFICIAL 29 INTEREST" shall mean respectively, all of Seller's beneficial and equitable right, title and interest in and to the Parcel 15 Subdivision, parcel 18 and the Parcel 29 Subdivision, respectively, such that following the Closing Seller shall only retain bare legal title to the Parcel 15 Subdivision, parcel 18 and the Parcel 29 Subdivision, respectively.

          Section 1.8. Laws and Restrictions. The term "LAWS AND RESTRICTIONS" shall mean all applicable federal, state, local and other laws, statutes, regulations, codes, orders, ordinances and rules including, without limitation, those relating to fire, safety, land use, subdivision, health, labor, environmental protection, seismic design, conservation, parking, handicapped access, zoning and building, and all restrictive covenants (if any), other title encumbrances, all Environmental Laws, all applicable provisions of the Fair Housing Act of 1968 and the Americans With Disabilities Act of 1990, and all amendments thereto.

          Section 1.9. Master Development Plan. The term "MASTER DEVELOPMENT PLAN" shall refer to the master development plan that is annexed as Exhibit F of the Operating Agreement of Newco.

          Section 1.10. NEWCO. NEWCO shall mean Northstar Mountain Properties, LLC, the entity created by Buyer and East West Resort Development V, L.P., L.L.L.P., a Delaware limited liability partnership ("EWRD V") to own, develop and operate the Property and other parcels.

          Section 1.11. Personal Property. The term "PERSONAL PROPERTY" shall mean those items of personal property, if any, listed in Exhibit E, attached to and made a part of this Agreement.

          Section 1.12. Property. The term "PROPERTY" shall mean the Land but excluding all Improvements and Water Rights, or, if there are Multiple Closings, then if the context so requires, the portion of the Property being conveyed at a particular Closing. The Improvements, together with all Water Rights on or associated with the Land, shall remain the property of Seller.

Section 1.13. Title Company. The term "TITLE COMPANY" shall mean First American Title Insurance Company, whose address for this transaction is as follows:

                  First American Title Insurance Company
                  228 East 45th Street
                  New York, New York 10017-3303
                  Attn:  Christopher Burdick, Esq.
                  Telephone No.:  (212) 850-0627
                  Fax No.:       (212) 331-1514

          Section 1.14. Title Report. The term "TITLE REPORT" shall mean the policy for title insurance with respect to the Land and Improvements dated as of the date hereof issued by the Title Company in connection with the sale of the Property contemplated by this Agreement.

          Section 1.15. Unit. The term "UNIT" shall mean one residential housing unit, whether in a multi-family or single family building.

          Section 1.16. Water Rights. The term "WATER RIGHTS" shall mean any and all water and water rights, ditches and ditch rights, reservoir and reservoir rights, wells and well rights, springs and spring rights, whether surface or subsurface, tributary or non-tributary, adjudicated or unadjudicated, used on or in connection with the Land.

                                   ARTICLE II

                       PURCHASE AND SALE OF THE PROPERTY

                       ---------------------------------

          Section 2.1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, on all of the terms, covenants and conditions set forth in this Agreement.

          Section 2.2. Purchase Price; Subsequent Closings. Subject to the provisions of Section 2.1(c) of this Agreement, the purchase price for the Property (the "Purchase Price") shall be $27,600,000 which, subject to all prorations and adjustments provided in this Agreement, shall be paid by Buyer to Seller as follows:

               (a) The purchase price for the portion of the Property comprising the Initial Site shall be the sum of $21,000,000, of which $17,850,000 shall be paid in cash at the Initial Closing and the balance shall be paid by the delivery at the Initial Closing by Buyer to Seller of a note (the "INITIAL NOTE") in the amount of $3,150,000 in the form attached hereto as Exhibit F.

               (b) Subject to the provisions of Section 2.1(c) of this Agreement, the purchase price for the portion of the Property comprising the Second Site shall be the sum of $6,600,000 (the "BASE PRICE"), of which $5,610,000 shall be paid in cash at the Closing of the Second Site and the balance shall be paid by the delivery at said Closing by Buyer to Seller of an amended and restated note (the "AMENDED AND RESTATED NOTE"), the sole purpose of which shall be to increase the principal amount of the Initial Note by the sum of $990,000. Except for said increase in the principal amount, all of the other terms and conditions of the Initial Note shall remain unchanged.

               (c) In the event that the Closing of the Second Site does not occur on or before the first anniversary of the date of this Agreement, then the purchase price of the Second Site shall be the greater of the Base Price or the Fair Market Value of the Second Site, in either event, payable 85% in cash and 15% by increasing the amount of the Initial Note by said sum, pursuant to the Amended and Restated Note. The parties agree that the Fair Market Value shall be determined by an appraisal prepared by Sno. engineering, Inc. (or any successor thereto) or a similarly experienced or other reputable appraiser, such appraisal to be dated no earlier than ninety (90) days prior to the Closing of the Second Site.

               (d) The parties hereto acknowledge that the Second Site cannot be conveyed by Seller to Buyer until the parcels comprising the Second Site are subdivided in the manner contemplated by Exhibit L. Seller, at its sole cost and expense, shall use all reasonable efforts to so subdivide said parcels. If despite all reasonable efforts, Seller is unable to so subdivide said parcels by the fifth anniversary of the date of this Agreement, Seller shall have no further obligation to convey the Second Site to Buyer. Seller shall deliver notice to Buyer within ninety (90) days following the date of the subdivision of the Second Site, which notice shall set forth a date for closing of the Second Site, which date shall be no earlier than thirty (30) days and no later than ninety (90) days from the date of such notice, provided, however, that if Seller delivers such notice prior to July 1, 2002, Buyer shall have the right, on notice to Seller, to extend the Closing Date of the Second Site until no later than September 30, 2002.

               (e) Following the subdivision as contemplated by paragraph (d) above, Buyer shall have the right to separate the Closing of the Second Site into two closings, one for parcel 27A and one for Parcel 27B. The purchase price for parcel 27A shall be $2,632,500, and the purchase price for Parcel 27B shall be $3,967,500, each payment 85% in cash and 15% pursuant to the Amended and Restated Note, as such purchase prices may be increased pursuant to paragraph (c) above. In such event, the Initial Note shall be amended and restated twice, to reflect the incremental increase in the principal amount thereof as the result of there being two, and not one, subsequent closings as contemplated under paragraph (b) above.

               (f) Simultaneously with the conveyance to Buyer of parcel 27A and Parcel 27B, the Net Lease shall be amended so as to include in the Leased Premises (as such term is defined in the Net Lease) the portions of parcel 27A and Parcel 27B shown crosshatched on Exhibit M, together with such additional land surrounding such crosshatched portions so that the portions of parcel 27A and Parcel 27B that are to become part of the Leased Premises shall consist solely of one or more legally conveyable parcels (hereinafter, collectively "PARCEL P"). The release provisions of the Net Lease shall also be amended such that the provisions governing the release of Parcel P shall be substantially similar to the release provisions governing the portion of the Leased Premises as of the date hereof that do not contain AEG Parcel 16 (as such term is defined in the Net Lease). In the event Buyer elects to bifurcate the closings as contemplated under Section 2.2(e), the Net Lease shall be amended not once, but twice, to reflect the additions of parcel 27A and Parcel 27B, respectively, to the Leased Premises.

                                  ARTICLE III

                            CONDITIONS TO AGREEMENT

                            -----------------------

          Section 3.1. Buyer's Conditions Precedent. Buyer's obligation to purchase the Property or otherwise to perform any obligation provided in this Agreement shall be conditioned expressly upon the satisfaction of the following condition precedent:

          The due and timely performance by Seller of each and every covenant, undertaking and agreement to be performed by Seller pursuant to this Agreement at or prior to Closing and the truth, accuracy and completeness of each representation and warranty made in this Agreement by Seller.

          Section 3.2. Seller's Conditions Precedent. Seller's obligation to sell the Property or otherwise to perform any obligation provided in this Agreement shall be conditioned expressly upon the satisfaction of the following conditions precedent:

          The due and timely performance by Buyer of each and every covenant, undertaking and agreement to be performed by Buyer pursuant to this Agreement at or prior to Closing, and the truth, accuracy and completeness of each representation and warranty made in this Agreement by Buyer, the breach of which would have a material adverse effect on Seller or the Property.

          Section 3.3. Waiver. At any time or times on or before the Closing Date, at Buyer's or Seller's election as the case may be, either Buyer or Seller may waive any of the foregoing conditions set forth in Sections 3.1 or
3.2 respectively, by written notice to the other. Other than Buyer's and Seller's consummation of the transaction contemplated herein pursuant to this Agreement which shall waive all such unfulfilled conditions, no waiver shall be effective unless made in writing by the party having the benefit of the condition, specific as to the conditions or matters so waived. No such waiver shall be inferred or implied by any act or conduct of Buyer or Seller, or reduce the rights or remedies of Buyer or Seller arising from any breach of any undertaking, agreement, covenant, warranty or representation by the other party under this Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                         ------------------------------

                         COVENANTS AND INDEMNIFICATIONS

                         ------------------------------

          Section 4.1. Seller's Express Representations and Warranties. All references in this Agreement to the "ACTUAL KNOWLEDGE", "BEST KNOWLEDGE" or "KNOWLEDGE" of Seller shall refer to only the current (i.e., upon the date of this Agreement) actual knowledge of the Designated Employees (as hereinafter defined) of Seller or its affiliates and shall be based on the understanding and agreement that the Designated Employees shall be under no duty to undertake, and shall not be deemed to have undertaken, any investigations or inquiries with respect to the matters in question. For purposes of this Agreement, the term "Designated Employees" shall refer to Tim Beck, Elizabeth
J. Cole, Christopher P. Ryman and Tim Silva.

          Seller represents and warrants to Buyer that: (a) Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, with full corporate power and authority to own and operate the Property and perform all of its obligations under this Agreement and any documents executed by Seller pursuant hereto; Seller has the full right and authority to enter into this Agreement and consummate the sale, transfer and assignment contemplated by it. The person or persons signatory to this Agreement on behalf of Seller have full power and authority to bind Seller; the execution and performance by Seller of this Agreement and any documents executed by Seller pursuant hereto shall not constitute or result in a violation or breach by Seller of any judgment, order, writ, injunction or decree issued or imposed upon Seller, or result in a violation of any Laws and Restrictions; and no approval, consent, order, authorization, designation or filing (other than recording), except of a ministerial nature, by or with any judicial or governmental authority, is required in conjunction with Seller's execution of this Agreement and the performance of its obligations hereunder; and

          (b) Seller is not a "foreign person" as defined in Internal Revenue Code Section 1445 and any related regulations.

          Section 4.2. As Is. In addition to the covenants contained elsewhere in this Agreement, it is hereby covenanted and agreed as follows:

               (a)  Buyer  represents  that,  as of  the  date  hereof,  it has inspected the Property, the uses thereof and the fixtures, equipment and personal property, if any, included in this sale to its satisfaction, that it has independently investigated, analyzed and appraised the value and profitability thereof, that it has reviewed and/or, if requested, received copies of and has reviewed the leases, service contracts, and all other documents and/or state of facts affecting the Property which Buyer deems relevant, including, without limitation, any documents referred to herein with respect to the Property, that it is thoroughly acquainted with all of the foregoing and that it agrees to take title to the Property in "as is" condition on the date hereof, reasonable wear and tear between the date hereof and the Closing Date excepted. Buyer expressly acknowledges that, except as expressly provided herein, Seller has not made any representations or warranties and has held out no inducements to Buyer to execute this Agreement. Without limiting the generality of the foregoing, except as expressly provided herein, Buyer has not relied on any representations or warranties, and Seller has not made any representations or warranties, in either case express or implied as to any thing or matter relating to the Property or otherwise, including, without limitation, with respect to (a) the current or future real estate tax liability, assessment or valuation of the Property; (b) the potential qualification of the Property for any and all benefits conferred by federal, state or municipal laws, whether for subsidies, special real estate tax treatment, insurance, financing, or any other benefits, whether similar or dissimilar to those enumerated; (c) the compliance of the Property, in its current or any future state with applicable zoning ordinances and the ability to obtain a variance in respect to the Property and possible non-compliance with said zoning ordinances; (d) the availability of any financing for the purchase, alteration, rehabilitation or operation of the Property from any source, including but not limited to state, city or federal governments or any institutional lenders; (e) the current or future use of the Property (f) the present and future condition and operating state of any and all machinery or equipment on the Property and the present or future structural and physical condition of the buildings or their suitability for rehabilitation or renovation; (g) the ownership or state of title of any personal property on the Property; (h) the presence or absence of any rules or notices of violations of law issued by any governmental authority, including, without limitation, building codes, fire codes and environmental laws; (i) the presence or absence of any pending or threatened action instituted by a tenant or occupant; (j) the status of any tenancies or occupancies at the Property and/or the prospect of continued occupancy by such tenants or occupants; and (k) the presence or absence of any lead based paint, asbestos or any other substance deemed hazardous under any federal, state or municipal laws on, under or about the Property.

               (b) IN ADDITION, BUYER ACKNOWLEDGES RECEIPT OF COPIES OF THOSE CERTAIN ENVIRONMENTAL SURVEY REPORTS DATED RESPECTIVELY (A) MARCH, 1993, CALLED PHASE I ENVIRONMENTAL SITE ASSESSMENT BY SHB - AGRA, INC., (B) OCTOBER 6, 1993 PREPARED BY RAY C. HAMPSON AND ASSOCIATES, AND (C) OCTOBER, 1996 PREPARED BY RAY C. HAMPSON & ASSOCIATES.

          Section 4.3. Breaches of Representations/Warranties and Covenants. Notwithstanding anything contained in this Agreement to the contrary, (i) if the Initial Closing occurs, neither party shall have any rights or remedies resulting from or arising out of a breach by the other of any representation, warranty or covenant made by the other, to the extent such non-breaching party had actual knowledge of any such breach prior to the Initial Closing, and (ii) no representation, warranty, covenant, undertaking or agreement shall be deemed to have been breached by Seller, and no representation or warranty of Seller shall be deemed to be untrue, inaccurate or incomplete, unless all the breaches, untruths, inaccuracies or incompletenesses on an aggregate basis would have a material adverse effect on Buyer or the Property.

          Section 4.4. Indemnification.

               (a) Seller's Indemnity. After the Closing, Seller agrees to indemnify, protect and defend Buyer against and hold Buyer harmless from any and all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, all reasonable attorneys' fees, asserted against, incurred or suffered by Buyer resulting from any personal injury or property damage occurring in, on or about the Property or relating thereto before the Closing Date from any cause whatsoever, except actions or inactions of Buyer, it's agents, employees and contractors.

               (b) Buyer's Indemnity. Buyer agrees to indemnify, protect and defend Seller against and hold Seller harmless from any and all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, all reasonable attorneys' fees, asserted against, incurred or suffered by Seller resulting from any personal injury or property damage occurring in, on or about the Property, or relating thereto, on or after the Closing Date from any cause whatsoever except for injury or damage caused by the action or inaction of Seller, its agents, employees and contractors.

          Section 4.5. Buyer's Representations. Buyer represents and warrants to Seller that Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority, and duly qualified to perform all of its obligations under this Agreement and any documents executed by Buyer pursuant hereto; Buyer has the full right and authority to enter into this Agreement and consummate the sale, transfer and assignment contemplated by it. The person or persons signatory to this Agreement on behalf of Buyer have full power and authority to bind Buyer; the execution and performance by Buyer of this Agreement and any documents executed by Buyer pursuant hereto shall not constitute or result in a violation or breach by Buyer of any judgment, order, writ, injunction or decree issued or imposed upon Buyer, or result in a violation of any Laws and Restrictions; and no approval, consent, order, authorization, designation or filing (other than recording), except of a ministerial nature, by or with any judicial or governmental authority is required in conjunction with Buyer's execution of this Agreement and the performance of its obligations hereunder.

                                   ARTICLE V

                           TITLE, ESCROW AND CLOSING

                           -------------------------

          Section 5.1. Conditions of Title. Seller shall convey title to the Property in accordance with this Agreement to Buyer upon the Closing Date by good and sufficient Grant Deed in the form attached hereto as Exhibit D (the "DEED"), subject to no exceptions other than the following (the "CONDITIONS OF TITLE"):

               (a) The lien for local real estate taxes and assessments not yet due or payable;

               (b) Those items set forth in Schedule B of the Title Report;

               (c) Liens (other than deeds of trust and mortgages), provided the Title Company insures Buyer against the collection of the same from the Property; and

               (d) Those documents contemplated to be recorded pursuant to the terms of this Agreement.

          Section 5.2. Title Insurance. Buyer's obligation to purchase the Property shall be subject to the irrevocable commitment of the Title Company to issue, upon payment of its normal premium on the close of escrow of the transaction contemplated by this Agreement, its CLTA Owner's Policy of Title Insurance with extended coverage (Form B, Rev. 10/17/70), together with a non-imputation endorsement, insuring Buyer in the full amount of the Purchase Price that fee simple title to the Land and Improvements is vested in Buyer subject only to the Conditions of Title in the current CLTA form.

          Section 5.3. Closing Date. Buyer and Seller shall cause the Closing to occur at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, commencing at 10:00 a.m. on the Closing Date. The Closing Date for the Initial Closing shall be on the date of this Agreement, provided, however, the parties shall, in good faith, attempt to execute all documents at a pre-closing on the day prior to the Closing Date. In addition to any rights to postpone the

Closing Date which Seller may have pursuant to any other provision of this Agreement, Seller shall have the right to postpone the Closing Date to any business day which is not more than thirty (30) days following the date Buyer is obligated to close pursuant to this Agreement.

          Section 5.4. Deposits and Deliveries by Seller. Seller shall deliver or cause to be delivered on the Closing Date the following documents:

               (a) A duly executed and acknowledged Deed.

               (b) A duly executed and acknowledged Obligations Assumption Agreement.

               (c) A duly executed and acknowledged Affidavit of Non-Foreign Status (the "NON-FOREIGN AFFIDAVIT") and Real Estate Reporting Transferor Identification form.

               (d) Evidence acceptable to the Title Company and reasonably acceptable to Buyer's counsel that the documents delivered to Buyer by Seller at closing have been duly authorized and duly executed by Seller.

               (e) A Closing Statement (hereinafter referred to as the "CLOSING STATEMENT") evidencing all prorations between Seller and Buyer and expenses of the transaction contemplated herein which are disbursed on the Closing Date.

               (f) Such affidavits and other documents as reasonably may be required by the Title Company so as to enable the Title Company to furnish Buyer with the owner's title insurance policy, containing as exceptions only the Conditions of Title.

               (g) A duly executed trademark license agreement in the form annexed hereto as Exhibit G (the "LICENSE AGREEMENT").

               (h) All other documents contemplated by this Agreement.

          Section 5.5. Deposits and Deliveries by Buyer. Buyer shall deliver or cause to be delivered on the Closing Date, each of the following documents and funds:

               (a) Federal wire transfer of immediately available funds, to an account designated by Seller, in the amount of the Purchase Price.

               (b) Evidence reasonably acceptable to Seller's counsel that the documents delivered to Seller by Buyer at closing have been duly authorized and executed by Buyer.

               (c) A duly executed counterpart of the Closing Statement.

               (d) A duly executed Buyer's Affidavit and Agreement.

               (e) A duly executed and acknowledged Obligations Assumption Agreement.

               (f) A duly executed copy of the License Agreement.

               (g) All other documents contemplated by this Agreement.

          Section 5.6. Closing. The transaction contemplated herein shall be closed when the Title Company is irrevocably committed to issue the title insurance described in Section 5.2 above. The transaction contemplated herein shall be closed with the assistance of the Title Company, and the Title Company shall:

               (a) Record the Deed and all other documents contemplated to be recorded; and

               (b) Issue to Buyer the owner's policy of title insurance described in Section 5.2 above.

          Section 5.7. Prorations.

               (a) Rents and other income, if any, current taxes, service, management, operating and maintenance expenses shall be prorated between Seller and Buyer as of the Closing Date. Installments of taxes and assessments levied, due and payable on or before the Closing Date shall be paid in full by Seller. Seller shall be entitled to receive and retain all income with respect to the Property and shall be obligated to pay all expenses with respect to the Property for all time periods through and including the date prior to the Closing Date. Buyer shall be entitled to receive and retain all such income and shall be obligated to pay all such expenses for all time periods commencing on or after the Closing Date. In the event that the 1999 and 2000 real property taxes and district assessments are not available as of the Closing Date, the proration shall be based upon the latest available information, and Seller and Buyer shall effect a reconciliation between them within sixty days after the actual amount of 1999 and 2000 taxes is available. Rent shall be prorated based on the actual number of days in the month during which the Closing occurs. Income and expenses (other than property taxes and assessments) shall be prorated on the basis of the cash method of accounting. All rents and other sums received by Buyer on or after the Closing Date shall be applied first to rent and other obligations owing for the month during which the Closing Date occurs, and thereafter to rent and other obligations then owing for months after the month during which the Closing Date occurs, and thereafter to rent and other obligations owing for months prior to the month during which the Closing Date occurs, then to Buyer's costs of collection, if any, including attorneys' fees, provided that Buyer shall have no obligation to collect delinquent rents for Seller's account. There shall be no proration between Seller and Buyer with respect to insurance premiums, as Buyer will obtain its own insurance with respect to the Property.

               (b) All items subject to proration pertaining to the period prior to the Closing Date shall be credited or charged to Seller, and all such prorations pertaining to the period on or following the Closing Date shall be credited or charged to Buyer. For purposes of this paragraph, installment payments of assessments (other than the normal regularly recurring real property taxes affecting the Property) payable following the Closing shall be deemed to pertain to periods following the Closing Date notwithstanding the fact that the assessment was imposed, or first became a lien, prior to Closing. Seller and Buyer shall cooperate to produce as complete and accurate as reasonably possible prior to the Closing Date a schedule of prorations to be made as of the Closing Date. All prorations which can be liquidated accurately or reasonably estimated as of the Closing Date shall be made on the Closing Date by Federal wire transfer to the Title Company for disbursement by the Title Company in accordance with the Closing Statement. All other prorations, and adjustments to initial estimated prorations, shall be made by Buyer and Seller with due diligence and cooperation within 60 days following the Closing Date, or such later time as may be required to obtain necessary information for proration, by cash payment to the party yielding a net credit from such prorations from the other party. Such cash payment shall be made within ten business days of demand for payment by the party entitled to receive such payment and, if not timely paid, such amount due shall bear interest from the date due until the date of actual payment at an interest rate of ten percent (10%) per annum.

               (c) Seller shall pay in full all invoices, bills and other obligations for the management, operation, servicing and maintenance of the Property pertaining to the period prior to the Closing Date, including all water, gas, electricity, sewer and other utility charges or rental agreements with respect to the Property entered into on or before the Closing Date, whether the invoices, bills or other evidence of such obligations are received prior to, on or following the Closing Date.

               (d) The provisions of this Section 5.7 shall survive the Closing.

          Section 5.8. Closing Costs. Seller shall pay any excise taxes imposed by any governmental authority on this transaction, the cost of all transfer, sales and conveyance taxes on this transaction, recording fees, Seller's legal fees and title insurance premiums. Subject to Section 10.11 below, in addition Seller shall be solely responsible for the cost (including payment of prepayment fees or other charges) to pay off in full, and have canceled and discharged of record, all liens, encumbrances and other instruments of record other than the approved Conditions of Title. Buyer shall pay Buyer's legal fees and costs incurred in connection with the contemplated transaction. All other costs of this transaction, if any, shall be borne by the parties in accordance with the terms of this Agreement.

          Section 5.9. Possession. Upon the Closing, the right to possession of the portion of the Property being conveyed to Buyer shall transfer to Buyer, and Seller shall transfer and deliver to Buyer the originals of all instruments and documents evidencing or relating to the Contract Obligations as same relate to the portion of the Property being conveyed to Buyer, to the extent the same are within the possession or control of Seller, which have not yet been delivered to Buyer. On the Closing Date, Seller shall notify in writing all parties with whom Seller has entered into oral or written contracts or arrangements pertaining to the Property as same relate to the portion of the Property being conveyed to Buyer, including, without limitation, all utility companies, of the transfer of the Property from Seller on the Closing Date and directing that sums due from such parties be made to Buyer, or Buyer's order, from and after the Closing Date. All such sums, to the extent they pertain to periods prior to Closing, shall be credited to Seller as a proration under
Section 5.7 above. All deposits, if any, made by Seller with any utility company shall be transferred for the benefit of Buyer and credited to Seller as a proration under Section 5.7.

          Section 5.10. Filing of Reports. The Title Company shall be solely responsible for the timely filing of any reports or returns required pursuant to the provisions of Section 6045(e) of the Internal Revenue Code of 1986 (and any similar reports or returns required under any state or local laws) in connection with the closing of the transaction contemplated in this Agreement.

                                   ARTICLE VI

                   [INTENTIONALLY DELETED PRIOR TO EXECUTION]
                   ------------------------------------------

                                  ARTICLE VII

                      DAMAGE AND DESTRUCTION, CONDEMNATION

                     ------------------------------------

          Section 7.1. Damage and Destruction. If prior to the Initial Closing the Property is damaged by any casualty, Seller shall immediately notify Buyer in writing upon learning of the same (the "CASUALTY NOTICE") and if:

Ten percent (10%) or less in value or in acreage of the Land is destroyed or materially damaged, then Seller and Buyer shall proceed with the Initial Closing as provided for in this Agreement without repair of the casualty damage, and without any reduction in or credit against the Purchase Price; or

Greater than ten percent (10%) in value or in acreage of the Land is destroyed or materially damaged, then Buyer must elect not later than thirty (30) calendar days after receipt of the Casualty Notice to either (i) terminate this Agreement by giving notice to such effect to Seller (in which event the Deposit and all the interest shall be returned to Buyer and neither Seller nor Buyer shall have any further obligations or liabilities one to the other hereunder except as otherwise provided hereunder) or (ii) proceed with the Initial Closing as set forth herein without repair of the casualty damage and without any reduction in or credit against the Purchase Price, receive an assignment of Seller's rights in any insurance proceeds which remain unpaid to Seller in connection with such casualty, and receive a credit against the Purchase Price in the amount of any amounts previously paid to Seller as insurance proceeds in connection with such casualty less the cost of collecting the same.

          Section 7.2. Condemnation. Seller shall notify Buyer immediately upon learning of the occurrence of the institution or maintenance of any condemnation or similar proceeding with respect to the Property (the "CONDEMNATION NOTICE"). In the event any such condemnation or other proceedings are instituted or maintained and is prior to the Initial Closing, and the same would materially impair the Development, Buyer at its option may either (i) terminate this Agreement within fifteen days after receiving the Condemnation Notice, in which event the Deposit and all the interest shall be promptly returned to Buyer and neither Seller nor Buyer shall have any further obligations or liabilities one to the other hereunder except as otherwise provided hereunder; or (ii) consummate the transaction contemplated herein without any reduction in or credit against the Purchase Price in which event Buyer shall receive from Seller at Closing all condemnation proceeds previously paid to Seller (less the cost of collecting the same) and an assignment of any such proceeds payable in respect to such condemnation or other proceedings subsequent to the Closing (less the cost previously incurred by Seller in collecting the same).

                                  ARTICLE VIII

                                  COMMISSIONS

                                  -----------

          Section 8.1. Brokerage Commission and Finder's Fee.

               (a) Each party to this Agreement represents and warrants to the other that no person or entity can properly claim a real estate commission, real estate finder's fee, real estate acquisition fee or other real estate brokerage-type compensation (collectively, "REAL ESTATE COMPENSATION") based upon the acts of that party with respect to the transaction contemplated by this Agreement. Seller agrees to indemnify, defend and hold Buyer harmless from any loss, cost or expense (including but not limited to attorneys' fees) resulting from any claim whatsoever for Real Estate Compensation, whether or not the transaction contemplated herein is closed and consummated, resulting solely from the actions of Seller. Seller and Buyer each hereby agrees to indemnify, defend and hold the other harmless from any loss, cost or expense (including but not limited to attorneys' fees) resulting from any breach by the indemnifying party of its representation and warranty in this Section 8.1(a).

               (b) The provisions of this Section 8.1 shall survive the Closing and the termination of this Agreement.

                                   ARTICLE IX

                             PARKING; IMPROVEMENTS

                             ---------------------

          Section 9.1. Ski Resort Parking. Buyer hereby assigns to Seller the right, title, interest and privilege to act in the place and stead of Buyer and make all decisions of Buyer pursuant to Section 9.1 of the agreement for purchase and sale of real property (the "EAST WEST CONTRACT") between Buyer and East West Partners, Inc. ("EAST WEST") as if Seller were a signatory to the East West Contract.

          Section 9.2. Improvements. (a) Buyer acknowledges and agrees that all Improvements are and shall remain the property of Seller and that simultaneous with the Closing, Buyer shall net lease (the "NET LEASE") in the form of Exhibit H to Seller the land upon which the Improvements are situated, together with certain other lands, all as more particularly set forth in the Net Lease.

               (b) The Essential Ski Property (as such term is defined in the Operating Agreement) shall, at no cost to Seller, be subdivided, separated into new tax lots, and reconveyed to Seller subject only to the Conditions of Title. Buyer shall, at Buyer's sole cost and expense, diligently seek and prosecute to completion said subdivision and tax lot separation and all other required governmental approvals in connection therewith, if any, or cause such actions to occur. Buyer shall reconvey to Seller portions of the Essential Ski Property no later than twenty (20) days following the subdivision thereof. Any transfer taxes associated with such reconveyance shall be paid by Buyer. If in the reasonable opinion of Seller, some or all of the Essential Ski Property cannot be subdivided and reconveyed to Seller, Buyer shall have no further obligations under this Section 9.2(b) with respect to such portions of the Essential Ski Property that cannot be so subdivided and reconveyed to Seller, provided that the Property shall remain subject to all of the provisions of the easement agreement (the "EASEMENT AGREEMENT") that is being executed and recorded simultaneously herewith in the form of Exhibit I hereof, together with such reasonable modifications thereof as requested by Seller.

          The provisions of this Article IX shall survive the closing.

                                   ARTICLE X

                               GENERAL PROVISIONS

                              ------------------

          Section 10.1. Notices. Any notice required or permitted to be given under this Agreement shall be in writing and (i) personally delivered, (ii) sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, (iii) sent by Federal Express or similar nationally recognized overnight courier service, or (iv) transmitted by facsimile and in all cases addressed as follows, and such notice shall be deemed to have been given upon the date of actual receipt or delivery (or refusal to accept delivery) at the address specified below (or such other addresses as may be specified by notice in the foregoing manner) as indicated on the return receipt or air bill or, in the case of facsimile transmission, upon confirmation of transmission as indicated by the sender's facsimile machine:

            To Seller:         Booth Creek Ski Holdings, Inc.
            ---------          1000 S. Frontage Road West
                               Suite 100
                               Vail, Colorado 81657

                               Attention:  Christopher P. Ryman


                               and

                               Elizabeth J. Cole
                               Telephone:  (970) 476-3190
                               Facsimile:   (970) 479-0291

            To Buyer:          Booth Creek Ski Holdings, Inc.
            --------           1000 S. Frontage Road West
                               Suite 100
                               Vail, Colorado 81657

                               Attention:  Christopher P. Ryman


                               and

                               Elizabeth J. Cole
                               Telephone:  (970) 476-3190
                               Facsimile:   (970) 479-0291

            To the Title       First American Title Insurance Company
            ------------       228 East 45th Street
            Company            New York, New York 10017-3303
            -------            Attn:  Christopher Burdick, Esq.
                               Telephone: (212) 850-0627
                               Facsimile: (212) 331-1514

          Section 10.2. Agreement, No Modifications. This Agreement, together with the exhibits attached to this Agreement, incorporates all agreements, warranties, representations and understandings between the parties to the Agreement with respect to the subject matter hereof and constitutes the entire agreement of Seller and Buyer with respect to the purchase and sale of the Property. Any prior or contemporaneous correspondence, memoranda, understandings, offers, negotiations and agreements, oral or written, are merged herein and replaced in total by this Agreement and the exhibits hereto and shall be of no further force or effect. This Agreement may not be modified or amended except in a writing signed by Seller and Buyer.

          Section 10.3. Time. Time is of the essence in the performance of the parties' respective obligations set forth in this Agreement.

          Section 10.4. Attorneys' Fees. In the event of any action or proceeding at law or in equity between Buyer and Seller (including an action or proceeding between Buyer and the trustee or debtor in possession while Seller is a debtor or between Seller and the trustee or debtor in possession while Buyer is a debtor, in a proceeding under the Bankruptcy Code (Title 11 of the United States Code) or any successor statute to such Code) to enforce or interpret any provision of this Agreement or to protect or establish any right or remedy of either Buyer or Seller hereunder, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including, without limitation, reasonable attorneys' and paralegals' fees and expenses, incurred in such action or proceeding and in any appeal in connection therewith by such prevailing party, whether or not such action, proceeding or appeal is prosecuted to judgment or other final determination, together with all costs of enforcement and/or collection of any judgment or other relief. The term "PREVAILING PARTY" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought, whether by compromise, settlement or judgment. If such prevailing party shall recover judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' and paralegals' fees shall be included in and as part of such judgment.

          Section 10.5. Relationship. It is not intended by this Agreement to, and nothing contained in this Agreement shall, create any partnership, joint venture, financing arrangement or other agreement between Buyer and Seller. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any person, firm, organization or corporation not a party hereto, and no such other person, firm, organization or corporation shall have any right or cause of action hereunder.

          Section 10.6. No Merger. The obligations, covenants, representations and warranties, and the remedies for breach of them, set forth in this Agreement shall not merge with transfer of title but shall remain in effect for a period of time either specifically as provided in this Agreement, or as follows:

          The provisions of Sections 4.1(a) and (b) shall survive the Initial Closing for a period of one year.

          Section 10.7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties to this Agreement and their respective successors and permitted assigns. Buyer shall have no right to assign its interest under this Agreement except only to Newco and shall, in accordance with the provisions of this Agreement immediately prior to Closing, assign its interest under this Agreement to Newco.

          Section 10.8. Further Assurances. Whenever and so often as requested by Buyer or Seller, the other party promptly will execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other things, as may be necessary and reasonably required to vest more fully in the requesting party all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred upon it by this Agreement.

          Section 10.9. Counterparts. This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original; all counterparts so executed shall constitute one instrument and shall be binding on all of the parties to this Agreement notwithstanding that all of the parties are not signatory to the same counterpart.

          Section 10.10. Construction. This Agreement shall be governed by and construed under the laws of the State of California. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement, and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Agreement, any amendments or exhibits to it, or any document executed and delivered by either party in connection with this Agreement. All captions in this Agreement are for reference only and shall not be used in the interpretation of this Agreement or any related document. If any provision of this Agreement shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Agreement, and all such other provisions shall remain in full force and effect.

          Section 10.11 Seller's Inability. If at the Initial Closing, as the Initial Closing may be extended pursuant to the provisions of this Agreement, Seller is unable to convey title to the Property in accordance with the terms of this Agreement, either (i) as the result of any inability to convey, or (ii) in accordance with any representations or warranties made by Seller hereunder, the sole responsibility of Seller will be to notify Buyer and upon the giving of such notice, this Agreement shall be terminated and neither Buyer nor Seller shall have any further claim against the other by reason of this Agreement, except as otherwise provided in this Agreement. In respect to both the Initial Closing and all subsequent Closings, except as otherwise expressly provided in this Agreement, Seller may, but shall not be required to, take any measures of any kind, bring any action or proceeding, or incur any expense in order to remove any objection to title that Buyer has not agreed hereunder to accept. Buyer, nevertheless, may accept such title as Seller may be able to convey, without reduction of the Purchase Price or any credit or allowance against the same and without any other liability on the part of Seller, and provided that Buyer irrevocably waives in writing any right or claim against Seller in connection therewith. If Buyer does not agree to accept such title, the parcel or parcels so affected shall no longer be the subject of this Agreement and Buyer shall have no rights with respect thereto. The acceptance of the Deed by Buyer shall be deemed to be a full performance and discharge of every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those, if any, that herein specifically are stated to survive the Closing. Unless so specifically stated, no agreement, covenant, warranty or representation made herein shall survive the Closing. If the Property is affected by any lien, encumbrance or question of title not expressly consented to herein by Buyer or which the Buyer is not required to take title subject to, Seller shall, subject to the following provisions of this Section 10.11, have the privilege to remove or satisfy the same or cause the Title Company to insure Buyer against the collection of same from the Property and shall be entitled to an adjournment of the Closing Date for a period or periods not exceeding ninety (90) days (in the aggregate) in connection therewith.

          Section 10.12 Exculpation. Buyer agrees that the liability of Seller under this Agreement, and with respect to all matters pertaining to or arising out of this Agreement, shall be limited to Seller's interest in the Property. In addition, under no circumstances shall either Buyer or Seller make claims against or seek to impose any personal liability upon any individual, including, without limitation, any general or limited partner, officer, director, employee or shareholder.

          Section 10.13. Miscellaneous.

               (a) Interim Resort Use. Until construction on an individual parcel, Seller shall have the right to continue to use all undeveloped parcels for all resort related activities, including, without limitation, cross-country skiing and biking. Seller shall indemnify Buyer against such use and Seller shall maintain adequate insurance and will name Buyer and any successor in title to Buyer as an additional insured thereon.

               (b) Water Rights. Seller shall retain all Water Rights, including the collection of surface run off water from the Property, but Seller and Buyer shall reasonably agree as to the appropriate method of supplying sufficient water to service the needs of the Development and Seller shall be obligated to supply same.

               (c) Retained Density. Seller shall retain a portion of the Density attributable to the Property necessary for the development of 36 Units on Seller's remaining property (which includes the Density retained by Seller in connection with parcel 15), together with any portion of the Density, if any, required to maintain and utilize at the level of useage existing on the date hereof all existing structures on Seller's remaining property.

               (d) Multiple Closings. Notwithstanding any provision of this Agreement to the contrary, in the event of Multiple Closings, if a particular provision of this Agreement does not contemplate Multiple Closings, then any document that is to be delivered, term or condition to be satisfied or proration to be made that is applicable to all of the Property shall be modified by the agreement of Seller and Buyer acting reasonably to account for the Multiple Closings.

               (e) Other Closing Documents. At the Initial Closing, Buyer and Seller shall enter into the Net Lease, the Easement Agreement, the Declaration of Construction Covenants, Conditions and Restrictions ("Declaration") and the Deed of Trust in the forms annexed hereto respectively as Exhibits H, I, J, and
K. Simultaneous with (i) the closing of the Second Site (or at both closings, if the closing of the Second Site is bifurcated pursuant to Section 2.2(e) hereof) and (ii) the conveyances contemplated in Section 10.13(g) hereof, Buyer and Seller agree that (x) the Easement Agreement, Declaration and Deed of Trust shall be amended so as to include within the legal description of such documents all such subsequent conveyed parcels, (y) this Agreement and all other documents referenced in this Section shall be recorded against such subsequent conveyed parcels in the same order as they are being recorded in connection with the Initial Closing and (z) the Deed of Trust shall be subordinated to the amendments contemplated hereby of the Easement Agreement, the Declaration and the recorded copy of this Agreement. The Deed of Trust shall also be subordinated to any modifications of the Net Lease contemplated by this Agreement.

               (f) Parcel 26 and Unit 7A  Property.  Upon the  delivery  of the
Deed at the Initial Closing, the Parcel 26 Interests shall be considered conclusively and irrevocably transferred and assigned to Buyer. As soon as the proposed single family subdivision of the Unit 7A Property has received the requisite approvals so that the Unit 7A Property comprises one or more legally conveyable parcels, Buyer shall, within twenty (20) days thereof, reconvey to Seller the Unit 7A Property, or subdivided portions thereof, for no consideration and subject only to the Conditions of Title. Buyer and Seller shall equally share the cost of any transfer taxes for such reconveyance. Pending such reconveyance, Seller shall retain the sole equitable and beneficial ownership interest in the Unit 7A Property. Buyer, at its sole cost and expense, agrees to diligently seek and prosecute to completion the subdivision process for the Unit 7A Property.

               (g) Parcel 15 Subdivision, Parcel 18 and Parcel 29 Subdivision. Seller agrees to diligently seek and prosecute to completion either a boundary line adjustment or a subdivision, so that legal title to the Parcel 15 Subdivision, parcel 18 and the Parcel 29 Subdivision can be conveyed to Buyer. As soon as said boundary line adjustment or subdivision has received the requisite approvals so that the Parcel 15 Subdivision, parcel 18 or the Parcel 29 Subdivision, respectively, comprises one or more legally conveyable parcels, Seller shall, within twenty (20) days thereof, convey to Buyer the Parcel 15 Subdivision, parcel 18 or the Parcel 29 Subdivision, respectively, for no additional consideration, subject only to the Conditions of Title. Seller shall pay any transfer taxes applicable to such conveyances. From and after the date of the Initial Closing, Buyer shall be responsible for all real property taxes applicable to the three aforesaid parcels and Buyer and Seller agree to enter into a tax lot sharing agreement regarding said parcels, in form and substance reasonably satisfactory to both Buyer and Seller.

               (h) Tax Lots. Buyer covenants and agrees to cause any property that is reconveyed by Buyer to Seller pursuant to the terms of this agreement to be separate and distinct tax lots comprising no portions of any land other than the land so reconveyed. If any such reconveyance of land from Buyer to Seller occurs prior to the time that such land comprises separate and distinct tax lots, as provided above, Buyer and Seller agree to enter into a tax lot sharing agreement, in form and substance reasonably satisfactory to both Buyer and Seller.

               (i) At the Initial Closing, Buyer hereby agrees that it shall, and hereby agrees to, assume the items listed on Exhibit C hereof.

               (j) Survival. All of the provisions of this Section 10.13 shall survive the closing.

          IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the date and year first written above:

                                    SELLER:

                                    TRIMONT LAND COMPANY, a
                                    California corporation

                                    By:  /s/ Elizabeth J. Cole
                                       ----------------------------------------
                                    Name:  Elizabeth J. Cole
                                    Title: Executive Vice President

                                    BUYER:

                                    TRIMONT LAND HOLDINGS, INC.,
                                    a Delaware corporation

                                    By:  /s/ Elizabeth J. Cole
                                       ----------------------------------------
                                    Name:  Elizabeth J. Cole
                                    Title: Executive Vice President

                                   EXHIBIT A

                                      LAND




The land referred to herein is situated in the State of California, County of Placer, unincorporated area, and is described as follows:

PARCEL ONE: (AEG Parcel 16)
----------

All those portions of the twelfth tract of land described in paragraph "g" in the Deed to Fibreboard Products, Inc., recorded in Volume 496 at page 130, Official Records of Placer County, lying Westerly of the Westerly right of way lines of county Road No. W8002 (commonly known as Big Springs Drive) and County Road No. W8001 (commonly known as Northstar Drive) as shown and so designated on Northstar Unit No. 1-B filed in Book J of Maps, at page 40, Northstar Unit No. 3 filed in Book J of Maps, at page 55, and Northstar Unit No.4, filed in Book K of Maps, at page 13, Placer County Records, located in Section 32, Township 17 North, Range 17 East, M.D.M., Placer County, California.

EXCEPTING THEREFROM any portion of the aforementioned lands of Fibreboard Products lying within the boundaries of the following described tracts of land:

Exception A
-----------

Beginning at the West one-quarter corner of said Section 32, thence from the point of beginning North 01 degrees 11' 38" West along the West line of Section 32 for a distance of 206.52 feet; thence leaving said West line, South 36 degrees 14' 44" East for a distance of 337.50 feet; thence South 17 degrees 52' 25" East for a distance of 355.14 feet; thence South 18 degrees 36' 40" West for a distance of 219.46 feet; thence South 37 degrees 34' 53" West for a distance of 273.82 feet; thence South 18 degrees 38' 22" West for a distance of
152.02 feet to a point on said East line; thence North 01 degrees 05' 55" West along said East line for a distance of 972.94 feet to the point of beginning.

Exception B
-----------

Beginning at the Southwest corner of Section 32, thence from the point of beginning North 01 degrees 05' 55" West for. a distance of 1399.10 feet; thence leaving said West line South 22 degrees 37' 12" East for a distance of 110.53 feet; thence South 28 degrees 52' 32" East for a distance of 310.62 feet; thence South 05 degrees 15' 14" West for a distance of 1027.73 feet; to a point on the South line of Section 32, thence South 88 degrees 52' 28" West for a distance of 71.59 feet to the point of beginning.

TOGETHER WITH all those portions of the eleventh tract of land described in Paragraph "g" in the Deed to Fibreboard Products, Ins., recorded in Volume 496, at page 130, Official Records of Placer County, located in Section 31, Township 17 North, Range 17 East, M.D.M., Placer County, California, described as follows;

Parcel A
--------

Beginning at a point on the East line of said Section 31, and from said point the East one-quarter corner of Section 31 bears South 01 degrees 11' 38" East for a distance of 206.52 feet; thence from the point of-beginning., leaving said East line North 36 degrees 14' 44" West for a distance of 415.15 feet; thence North 29 degrees 09' 20" West for a distance of 385.89 feet; thence North 47 degrees 23' 28" West for a distance of 322.01 feet; thence North 51 degrees 11' 38 degrees West for a distance of 183.51 feet; thence North 56 degrees 42' 33" West for a distance of 205.16 feet; thence North 29 degrees 5' 03" West for a distance of 64.49 feet to a point on the Southerly line of the tract of land shown on the map of Tract No. 283, Northstar Unit 5-B filed in Book L of Maps, at page 5, Placer County Records; thence along said Southerly line the following two (2) consecutive courses and distances: (1) along the arc of a non-tangent curve to the right, concave Southerly, having a radius of
630.00 feet, a central angle of 21 degrees 58' 57", a length of 241.71 feet and a chord bearing South 88 degrees 21' 42" East for a distance of 240.23 feet; and. (2) South 77 degrees 22' 14" East for a distance of 73.94 feet to a point on the Westerly line of the tract of land shown on the map of Tract No. 224; Northstar Unit 1-C filed in Book J of Maps, at page 46, Placer County Records; thence along the Southerly line of the last mentioned tract of land the following four (4) consecutive courses and distances: (1) South 77 degrees 22' 1411 East for a distance of 394.23 feet; (2) along the arc of a tangent curve to the right, concave Southeasterly, having a radius of 830.00 feet, a central angle of 22 degrees 01' 33", a length of 319.07 feet-and a chord bearing South 66 degrees 21' 27" East for a distance of 317.11 feet; (3) South 34 degrees 39' 19" West for a distance of 60.00 feet; and (4) along the arc of a non-tangent curve to the right, concave Southeasterly, having a radius of 770.00 feet, a central angle of 04 degrees 15' 27", a length of 57.22 feet and a chord bearing South 53 degrees 12' 57" West for a distance of 57.20 feet to a point on the East line of said Section 31; thence leaving said Southerly line South 01 degrees 11' 38" East along said East line for a distance of 853.59 feet to the point of beginning.

Parcel B
--------

Beginning at a point on the East line of said Section 31, and from said point the Southeast corner of Section 31 bears South 01 degrees 05' 55" East for a distance of 1399.10 feet; thence from the point of beginning, leaving said East line North 22 degrees 37' 12" West for a distance of 71.47 feet; thence North 05 degrees 59' 17" West for a distance of 143.79 feet; thence North 18 degrees 38' 22" East for a distance of 113.93 feet to a point on said East line; thence South 01 degrees 05' 55", East along the East line for a distance of 316.99 feet.

APNS: 110-030-055 and 057
      110--080-042

PARCEL TWO:  (AEG Parcel 17 )
----------

A portion of the tracts of land described in the patents recorded in Book L of Patents, page 32, located in Section 32, Township 9.7 North, Range 17 East, M.D.M., Placer County, California. Beginning at a point of intersection of the Westerly line of the tract of land shown and designated as Parcel A on the plat of Northstar Unit No. 4-filed in Book K of Maps, at page 13, Placer County Records with the Southerly line of the above described Section 32, and from said point the Southeast corner of said Section 32 bears North 88 degrees 52' 28" East along said Southerly line for a distance of 3565.14 feet; thence from the point of beginning South 86 degrees 52' 28" West along said Southerly line for a distance of 555.64 feet to a point on the Easterly line of the tract of land shown and designated as Block 1 on said plat of Northstar Unit No. 4; thence North 12 degrees 20' 0" East along said Easterly line for a distance of
226.22 feet to an angle point in said Easterly line, being the Northerly most Southwest corner of said Parcel A; thence along the Southerly and Westerly lines of said Parcel A the following two (2) consecutive courses and distances:

          (1) South 75 degrees 30' 00" East for a distance of 523.90 feet; and

          (2) South for a distance of 78.91 feet to the point of beginning.

APN:  110-080-010

PARCEL THREE: (AEG #19A)
------------

A portion of the tracts of land described in the patents recorded in Book F of Patents at page 270, Book K of Patents at page 65 and Book L of Patents at Page 78, located in Section 32, Township 17 North Range 17 East, M.D.M., Placer County California.

Beginning at the South one-quarter corner of the above described Section 32, and from said point the Southeast corner of said Section 32 bears North 88 degrees 52' 28" East along the Southerly line of section 32 for a distance of 2585.18 feet; thence from the point of beginning South 88 degrees 52' 28" West along said Southerly line for a distance of 561.04 feet to the point of intersection of said Southerly line with the Easterly line of the tract of land shown and designated as Parcel A on the plat of Northstar Unit 4 filed in Book K of Maps at page 13, Placer County Records; thence leaving said Southerly line North 19 degrees 40' 00" East along said Easterly line of Parcel A for a distance of 512.29 feet to the Southeast corner of the tract of land described in the Quitclaim Deed to the Northstar Property Owner's a Association recorded in Instrument No. 96-008557, Official Records of Placer County; thence along the Northerly and Westerly lines of said lands of the Northstar Property owner's Association the following eleven (11) consecutive courses and distances:

     1. North 44 degrees 51' 00" West for a distance of 600.22 feet;

     2. North 23 degrees 54' 00" west for a distance of 494.99 feet;

     3. North 79 degrees 26' 00" West-for a -distance of 178.00 feet;

     4. South 51 degrees 00' 00" West for a distance of 98.56 feet;

     5. South 27 degrees 11' 00" West for a distance of 233.21 feet;

     6. West for a distance of 37.62 feet;

     7. South for a distance of 52.00 feet;

     8. East for a distance of 15.00 feet;

     9. South for a distance of 249.73 feet;

     10. South 79 degrees 35' 32" West for a distance of 15.26 feet; and

     11. South for a distance of 336.73 feet to a point on the Northerly line of said Parcel A; thence along the Northerly line of Parcel A and the Northerly and Easterly lines of the tract of land shown and designated as Block I on said plat of Northstar Unit No. 4 the following eight (8) consecutive courses and distances:

     1. West for a distance of 220.41 feet;

     2. North 35 degrees 41' 12" West for a distance of 173.97 feet;

     3. North 81 degrees 45' 00" West for a distance of 171.00 feet;

     4. North 37 degrees 30' 00" West for a distance of 506.35 feet;

     5. North 20 degrees 00' 00" West for a distance of 209.65 feet;

     6. North 57 degrees 20' 00" West for a distance of 16.79. feet;

     7. Along the arc of a non-tangent curve to the right, concave Southeasterly having a radius of 470.00 feet, a central angle of 34 degrees 05' l1" and a length of 279.61 feet; and

     8. North 36 degrees 20' 57" East for a distance of 235.1.9 feet to an angle point in the Westerly line of the tract of land shown and designated as Parcel Z on the Plat of Northstar Unit 3 filed in Book J of Maps at page 55, Placer County Records; thence along said Westerly line of Parcel Z the following six (6) consecutive courses and distances:

     1. South 53 degrees 39' 03" East for a distance of 15.69 feet;

     2. South 36 degrees 20' 57" West for a distance of 70.00 feet;

     3. South 53 degrees 39' 03" East for a distance of 68.00 feet;

     4. South 36 degrees 20' 57" West for a distance of 80.00 feet;

     5. South 22 degrees 25' 04" East for a distance of 101.42 feet; and

     6. South 15 degrees 48' 13" West for a distance of 4.38 feet; thence South 15 degrees 48' 13" West for a distance of 1.96 feet to an angle point in the tract of land described as Parcel 3 in the Grant Deed to Trimont Land Corporation recorded in Volume 1405 at page 291, Official Records of Placer County; thence along the Southwesterly line of said lands of Trimont Land Company the following six (6) consecutive courses and. distances:

     1. South 15 degrees 48' 13" West for a distance of 34.05 feet;

     2. South 74 degrees 11' 47" East for a distance of 95.19 feet;

     3. North 15 degrees 48' 13" East for a distance of 14.00 feet;

     4. South 74 degrees 11' 47" East for a distance of 155.52 feet

     5. South 39 degrees 11' 47" East for a distance of 160.54 feet; and

     6. North 50 degrees 48' 13" East for a distance of 16.85 feet to the Northwest corner of the tract of land shown and designated as Lot 1 on the plat of Brookside Condominiums filed in Book U of Maps at page 37, Placer County

Records; thence along the Southwesterly, Southeasterly and Northeasterly lines of said Lot 1 the following fifteen (7.5) consecutive courses and distances;

     1. South 27 degrees 12' 58" East for a distance of 29.31 feet;

     2. South 84 degrees 09' 37" East for a distance of 11.10 feet;

     3. South 39 degrees 09' 37" East for a distance of 214.06 feet;

     4. South 05 degrees 50' 23" West for a distance of 5.10 feet;

     5. South 84 degrees 09' 37" East for .a distance of 22.00 feet;

     6. North 05 degrees 50' 23" East for a distance of 7.93 feet;

     7. North 50 degrees 50 23" East for a distance of 51.44 feet;

     8. North 39 degrees 09' 37" West for a distance of 11.33 feet;

     9. North 50 degrees 50' 23" East for a distance of 22.00 feet;

     10. North 39 degrees 09' 37" West for a distance of 9.00 feet;

     11. North 50 degrees 50' 23" East for a distance of 6.50 feet;

     12. North 39 degrees 09' 37" West for -a distance of 29.94 feet;

     13. North 50 degrees 50' 23" East for a distance of 9.50 feet;

     14. North 39 degrees 09' 37" West for a distance of 213.94 feet; and

     15. South 50 degrees 48' 13" West for a distance of 6.80 feet to an angle point in the Northeasterly line of the aforementioned lands of Trimont Land Corporation; thence along the Northeasterly line of said lands of Trimont Land Corporation the following seven (7) consecutive courses and distances:

     1. North 39 degrees 11' 47" West for a distance of 147.43 feet;

     2. Along the arc of a tangent curve to the right, concave Easterly, having a radius of 98.00 feet, a central angle of 42 degrees 43' 26", a length of
73.08 feet and a chord bearing North 17 degrees 50' 04" West for a distance of
17.39 feet;

     3. North 03 degrees 31' 39" East for a distance of 83.54 feet;

     4. along the arc of a tangent curve to the left, concave Westerly, having a radius of 515.00 feet, a central angle of 34 degrees 08' 04", a length of
306.81 feet and a chord bearing North 13 degrees 32' 23" West for a distance of
302.30 feet to a point of compound curvature;

     5. along the arc of a tangent curve to the left, concave Southwesterly, having a radius of 265.00 feet, a central angle of 22 degrees 22' 59", a length of 103.52 feet and a chord bearing North 41 degrees 47' 54" West for a distance of 102.87 feet to a point of reverse curvature;

     6. along the arc of a tangent curve to the right, concave Northeasterly, having a radius of 22,00 feet, a central angle of 89 degrees 20' 21", a length of 34.30 feet and a chord bearing North 08 degrees 19'13" West for a distance of 30.93 feet; and

     7. North 36 degrees 20' 57" East for a distance of 183.17 feet to a point on the Southwesterly line of the tract of land shown and designated as Block 6 on the plat of Northstar Unit 1-B fixed in Book J of Maps at page 40, Placer County Records; thence South 53 degrees 39' 03" East along the Southwesterly lines of Block 6 and the tracts of land shown and designated as Block 5 and Block 6 on said plat of Northstar Unit l-B for a distance of 668.38 feet; thence East along the Southerly lines of said Block 4 and the tract of land shown and designated as Parcel A on said plat of Northstar Unit 1-B for a distance of 595.00 feet; thence North 08 degrees 59' 38" East along the Easterly line of said Parcel. A for a distance of 1007.71 feet to a point on the Southwesterly line of the tract of land shown and designated as Lot 13 on the plat of Northstar Unit 1-A filed in Book J of Maps at page 38, Placer County Records; thence along the Southwesterly lines of said Lot 13 and the tracts of land shown and designated as Lot 14 and Parcel C and the Southeasterly lines of said Lot 15 and the tracts of land shown and designated as Lots 16 and 17 on said plat of Northstar Unit l-A the following seven (7) consecutive courses and distances:

     1. South 64 degrees 22' 06" East for a distance of 65.79 feet;

     2. South 61 degrees 55' 51" East for a distance of 90.00 feet;

     3. South 81 degrees 10' 47" East for a distance of 90.77, feet;

     4. South 89 degrees 12' 21" East for a distance of 80.00 feet;

     5. North 23 degrees 19' 35" East for a distance of 120.00 feet;

     6. North 24 degrees 01' 07" East for a distance of 70.01 feet; and

     7. North 22 degrees 43' 34" East for a distance of 9.50 feet to a point of intersection of said Southeasterly line with the North-South centerline of said
Section 32; thence South 01 degrees 43' 33" East along said centerline for a distance of 2799.07 feet to the point of beginning.

EXCEPTING THEREFROM all that portion of Section 32, Township 17 North, Range 17 East, M.D.B.& M. situated in the County of Placer, State of California, more particularly described as follows:

Being a portion of those certain lands of Trimont Land Company, as described in that certain Grant Deed .'filed as Document No. 92-090695, Placer County Official Records; more particularly described as follows:

The Basis of Bearing for this description is identical to that certain Subdivision map entitled "Brookside Condominiums", Tract Map No. 798, filed in Book "U" of Maps, page 37, Placer County Records.

ACQUIRING PARCEL ONE:
--------------------

Beginning at the most Northerly corner of Lot 1, as shown on that certain Subdivision Map entitled "Brookside Condominiums", Tract Map No. 798, filed in Hook "U" of Maps, Page 37, Placer County Records; thence North 50 degrees 48' 13" East 4.00 feet; thence South 39009137" East 213.94 feet; thence South 50 degrees 50' 23" West 4.00 feet, to the Easterly boundary of said Lot 1; thence along said Easterly boundary, North 39 degrees 09' 37" west 213.94 feet; more or less to the point of beginning.

ACQUIRING PARCEL TWO:
--------------------

Beginning at a point on the Southerly line of Lot 1, as shown on that certain Subdivision Map entitled "Brookside Condominiums", Tract Map No. .798, filed in Book "U" of Maps, Page 37, Placer County Records, from which Point the most Northerly corner of said Lot 1 bears the following Four (4) courses:

1. North 39 degrees 09' 37" West 214.06 feet;

2. North 84 degrees 09' 37" West 11.10 feet;

3. North 27 degrees 12' 52" West 29.31 feet;

4. North 50 degrees 48' 13" East 108.78 feet;

thence from said point of beginning along the boundary of said Lot 1, South 05 degrees 50' 23" West 2.54 feet; thence leaving the boundary of said Lot 1, North 84 degrees 09' 37" West 4.11 feet; thence North 05 degrees 50' 23" East
6.66 feet to the boundary of said Lot 1; thence South 39 degrees 09' 37" East
5.82 feet, more or less to the point of beginning.

APNS: 110-080-024 (ptn)
      110-080-038 (ptn)

PARCEL THREE-B:
--------------

All that portion of Section 32, Township 17 North, Range 17 East, M.D.B.& M. situate in the County of Placer, State of California, more particularly described as follows:

Being a portion of Lot 1,, according to that certain Subdivision Map entitled "Brookside Condominiums", Tract Map No. 798, filed in Book "U" of Maps, page 37, Placer County Records, and being also a portion of those certain lands of Northstar Club, L.L.C. as described in that certain Grant Deed filed as Document No. 98-0030893, Placer County Official Records, more particularly described as follows:

The Basis of Bearing for this description is identical to that certain Subdivision Map entitled "Brookside Condominiums", Tract No. 798, filed in Book "U" of maps, Page 37, Placer County Records.

TRANSFERRING PARCEL ONE:
-----------------------

Beginning at a point on the Southeasterly line of said Lot 1, from which point the most Northerly corner of said Lot 1 bears the following five (5) courses:

1. North 39 degrees 09' 37" West 9.00 feet;

2. North 50 degrees 50' 23" East 6.50 feet;

3. North 39 degrees 09' 37" West 29.94 feet;

4 . North 50 degrees 50' 23" East 9.50 feet;

5. North 39 degrees 09' 37" West 213.94 feet; thence from said point of beginning along the boundary of said Lot 1 the following six (6) courses:

1. South 50 degrees 50' 23" West 22.00 feet;

2. South 39 degrees 09' 37" East 11.33 feet;

3. South 50 degrees 50' 23" West 51.44 feet;

4. South 05 degrees 50' 23 degrees West 7.93 feet;

5. North 84 degrees 09' 37" West 22.00 feet;

6. North 05 degrees 50' 23" East 2.56 feet;

thence leaving the boundary of said Lot 1 South 84 degrees 09' 37" East 19.76 feet; thence North 05 degrees 50123" East 5.79 feet; thence North 50 degrees 50' 23" East 50.83 feet; thence North 39 degrees 09' 37" West 10.20 feet; thence North 50 degrees 50' 23" East 23.90 feet to the boundary of said Lot 1; thence South 39 degrees 09137" East 0.75 feet, more or less to the point of beginning.

TRANSFERRING PARCEL TWO:
-----------------------

Beginning at a point on the Southerly line of said Lot 1, from which point the most Northerly corner of. said Lot 1 bears the following two (2) courses:

1. North 27 degrees 12' 52" West 29.31 feet;

2. North 50 degrees 48' 13" East 108.78 feet;

thence from said point of beginning North 27 degrees 12' 52" West 1.96 feet; thence leaving the boundary of said Lot 1 South 84 degrees 09' 37" East 14.99 feet; thence South 39 degrees 09' 37" East 204.26 feet; thence South 05 degrees 50' 23" West 4.46 feet to the boundary of said Lot 1; thence along the boundary of said Lot 1 the following two (2) courses:

1. North 39 degrees 09' 37" West 208.24 feet;

2. North 84 degrees 09' 37" West 11.10 feet, more or less to the point of beginning.

PARCEL FOUR: (AEG Parcel 21)
-----------

Parcel "U" as shown on the plat of Northstar Unit #3, filed September 21, 1972 in Book "J" of Maps, at page 55.

APN:  110-250-002

PARCEL FIVE:      INTENTIONALLY DELETED
-----------

PARCEL SIX: (AEG Parcels 20 & 23)
----------

All that portion of Section 32, Township 17 North, Range 17 East, Mount Diablo Meridian, described as follows:

Beginning at the most Southerly corner of Northstar Drive as said drive is shown on that certain map entitled "Tract No. 223 Northstar Unit 1-B, A Condominium Development being a portion of Section 32 T17N R17E MDM, Placer County, California", filed for record on December 1, 1971 in Book J of Maps, at page 40, Placer County Records; thence from said point of beginning Southwesterly along the Southwesterly prolongation of the Southeasterly line of said Northstar Drive South 36 degrees 20' 57" West 183.17 feet to a point thereon; thence leaving last said line and tangent to the preceding course along the arc of a curve to the left having a radius of 22 feet and a central angle of 89 degrees 20' 21", an arc length of 34.30 feet to a point of reverse curvature; thence tangent to the preceding curve along the arc of a curve to the right having a radius of 265 feet and a central angle of 22 degrees 22' 59", an arc length of 103.52 feet to a point on compound curvature; thence tangent to the preceding curve along the arc of a curve to the right having a radius of 515 feet and a central angle of 34 degrees 08' 04", an arc length of
306.81 feet; thence tangent to the preceding curve South 3 degrees 31' 39" West
83.54 feet; thence tangent to the preceding course along the arc of a curve to the left having a radius of 98 feet and a central angle of 42 degrees 43' 26", an arc length of 73.08 feet, thence tangent to the preceding curve South 39 degrees 11' 47" East 147.43 feet; thence South 50 degrees 48' 13" West 118.83 feet to a point being distant North 38 degrees 34' 14" East 161.8.74 feet from
 .the Southwest corner a said Section 32, being a 3/4 inch iron pipe set in a rock mound distant North 89 degrees 35' 27" West 2702.98 feet from a 3/4 inch iron pipe designated 637-38 on that certain Record of Survey filed for record on July 28, 1971 in Book 4 of Surveys at page 10, Placer County Records; thence from last said point the following courses: North 39 degrees 11' 47", West
160.54 feet, North 74 degrees 11' 47" West 155.52 feet, South 15 degrees 48' 31" West 14.00 feet, North 74 degrees 11' 47" West 95.19 feet, North 15 degrees 48' 13" East 34.05 feet, from a tangent that bears South 83 degrees 24' 24" East along the arc of a curve to the left having a radius of 75 feet and a central angle of 122 degrees 03' 27", an arc length of 135.46 feet, North 45 degrees 02' 04" East 5.00 feet, South 44 degrees 57' 56" East 21.00 feet, from a tangent that bears North 45 degrees 13' 32" East along the arc of a curve to the left having a radius of 284 feet and a central angle of 69 degrees 48' 30", an arc length of 346.02 feet, South 65 degrees 25' 02" West 68.00 feet, from a tangent that bears South 24 degrees 34' 58", East along the arc of a curve to the right having a radius of 216 feet and a central angle of 22 degrees 55' 16", an arc length of 86.40 feet, from a tangent that bears South 88 degrees 50' 06" West. along the arc of a curve to the right having a radius of 19 feet and a central angle of 37 degrees 30' 51", an arc length of 12.44 feet, tangent to the preceding curve North 53 degrees 39" 31' West 51.68 feet and tangent to the preceding course along the arc of a curve to the right with a radius of 24 feet and a central angle of 51 degrees 08 47", an arc length of 21.42 feet to a point on the above mentioned Southwesterly prolongation of the Southeasterly line of Northstar Drive; thence

Southwesterly along last said line South 36 degrees 20' 57" West 106.31 feet to a point thereon; thence leaving last said line North 53 degrees 39' 31" West
60.00 feet to a point on a line being parallel. with and perpendicularly distant 60 feet Northwesterly from said Southwesterly prolongation of the Southeasterly line of Northstar Drive; thence Northeasterly along last said line North 36 degrees 20' 57" East 497.05 feet to a point thereon; thence leaving said parallel line tangent thereto, along the arc of a curve to the left having a radius of 56.00 feet and a central angle of 8 degrees 41' 53", an arc length of 8.50 feet; thence South 53 degrees 39' 03" East 60.64 feet to the point of beginning.

EXCEPTING THEREFROM that portion lying within the plat of Northstar Unit 3, Tract 256, filed for record in Book J of Maps, at page 55.

The California Coordinate System, Zone 11, has been used as the basis of bearings. All bearings shown are grid bearings.- All distances shown are ground distances: To convert ground distances to grid distances multiply ground distances of combined factor of 9.9995841.

APNS: 110-250-003 and 007

PARCEL SEVEN: (AEG Parcel 22 )
------------

Parcel Z as shown on the plat of Northstar Unit #3, filed September 21, 1972 in Book J, Page 55 of Maps.

APNS : 110-250-004 and 006

PARCEL EIGHT: (AEG Parcels A & B)
------------

Parcels A & B as shown on the map of Tract 256, NORTHSTAR UNIT 3, recorded on September 21, 1972, in Book J of Maps, at page 55 of the Official Records of Placer County.

APNS: 110-250-001
      110-250-005

PARCEL NINE: (AEG Parcel 26)
-----------

A portion of the East one-half of Section 31, Township 17 North, Range 17 East, Mount Diablo Meridian, together with a portion of Section 5 and a portion of Lots 1 and 2 of the Northeast one-quarter of Section 6, Township 16 North, Range 17 East, Mount Diablo Meridian, Placer County, California.

Beginning at the South one-quarter corner of said Section 31, Thence from the point of beginning North 01 degrees 25' 44" West along the North-South centerline of Section 31 for a distance of 2252.55 feet; thence, leaving said North-South centerline South 74 degrees 34' 17" East for a distance of 1433.24 feet; thence South 12 degrees 149' 171" East for a distance of 892.25 feet; thence South 23 degrees 52' 06" East for a distance of 617.84 feet; thence South 67 degrees 51' 33" East for a distance of 954.71 feet to the Southeast section corner of said Section 31; thence North 88 degrees 52' 28" East along the Northerly line of the above mentioned Section 5 for a distance of 71.59 feet; thence, leaving said Northerly line South 05 degrees 15' 14" West for a distance of 719.61 feet; thence South 25 degrees 07' 59" West for a distance of
894.71 feet; thence South 28 degrees 36' 38" West for a distance of 1002.4 feet; thence North 81 degrees 23' 04" West for a distance of 667.53 feet; . thence North 09 degrees 16' 21" West for a distance of 496.49 feet; thence North--21 degrees 22' 14" West for a distance of 740.95 feet; thence North 37 degrees 05' 26" West for a distance of 1315.60 feet to the point of beginning.

The above described land being the same real property designated Resultant Parcel 2 and described in that certain Resolution To Approve a Minor Boundary Line Adjustment (MER-9987) recorded November 23, 1993, as Instrument No. 93-087531, Official Records.

APNS: 110-030-053
      110-050-036

                                   EXHIBIT B

                    Intentionally Deleted Prior to Execution

                                   EXHIBIT C

                       [List of Contracts to be Assumed]

     1. At the Initial Closing, Buyer shall assume the obligations of Seller under the Agreement between Northstar Club, LLC and Seller, a copy of which has heretofore been delivered to Buyer concerning the possible option of the Northstar Club, LLC to purchase additional property from Seller. Buyer shall then have the right to reasonably select the portion of the Property that will be used to satisfy the terms of such agreement, and if such portion has not yet been conveyed by Seller to Buyer, Seller shall cooperate with Buyer to effectuate the terms of such agreement.

     2. Items set forth in a letter from Tamra N. Underwood, Esq. to James R. Wear, Esq. dated December 14, 1999, to the extent such items relate to all or any portion of the Property not under the beneficial control of Seller.

                                   EXHIBIT D

                               Form of Grant Deed

Order No.
Escrow No.
Loan No.

WHEN RECORDED MAIL TO:
Loeb & Loeb LLP
345  Park Avenue

New York, NY 10154-0037
Attention: Michael D. Beck, Esq.


------------------------------------------------------------------------------
                                      SPACE ABOVE THIS LINE FOR RECORDER'S USE

MAIL TAX STATEMENTS TO:
Trimont Land Holdings, Inc.           DOCUMENTARY TRANSFER TAX $23,100.00
c/o Booth Creek Ski Holdings, Inc.      X   Computed on the consideration or
1000 South Frontage Road, Suite 100   ----- value of property conveyed; OR
Vail, CO 81657
Attention: Christopher P. Ryman       ----- Computed on the consideration or
                                            value less liens or encumbrances at
                                            time of sale.


                                      -----------------------------------------
                                      Signature of Declarant or Agent
                                      determining tax - Firm Name

-------------------------------------------------------------------------------


                             CORPORATION GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Trimont Land Company,

a corporation organized under the laws of the State of California does hereby

GRANT to Trimont Land Holdings, Inc., a Delaware corporation the real property in the County of Placer, State of California, described as Exhibit A attached hereto and made a part hereof (the "Land"),

RESERVING THEREFROM (i) any and all physical improvements on, under or above the Land and (ii) any and all water and water rights, ditches and ditch rights, reservoir and reservoir rights, wells and well rights, springs and spring rights, whether surface or subsurface, tributary or non-tributary, adjudicated or unadjudicated, used on or in connection with the Land, including, without limitation, the collection of surface run off water from the Land.

Dated: September    , 2000
                ----
                                         TRIMONT LAND COMPANY



                                         By:
                                            -----------------------------------
                                             Elizabeth J. Cole, Executive Vice
                                             President

STATE OF NEW YORK    )
                       ) SS.:
COUNTY OF NEW YORK)


            On the day of September, 2000 before me, the undersigned, personally appeared Elizabeth J. Cole, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

--------------------------------
Notary Public

                     MAIL TAX STATEMENTS AS DIRECTED ABOVE

                                   EXHIBIT A

                                   ---------

                                   EXHIBIT E

                               Personal Property

      All personal property delineated on this Exhibit shall be conveyed to Buyer by a quit claim bill of sale without payment of additional consideration at the Closing.

                                     NONE.

                                   EXHIBIT F

                                  Initial Note

THIS SUBORDINATED SECURED CONVERTIBLE NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER THE ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR UPON RECEIPT OF AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE BORROWER, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

PAYMENT OF THIS NOTE AND THE RIGHTS OF THE HOLDER HEREOF ARE SUBORDINATED TO THE PRIOR PAYMENT OF CERTAIN OTHER INDEBTEDNESS OF TRIMONT LAND HOLDINGS, INC., AND TO THE RIGHTS OF THE HOLDER THEREOF, PURSUANT TO THE TERMS OF SUBORDINATION SET FORTH BELOW.

                              SUBORDINATED SECURED

                                CONVERTIBLE NOTE

$3,150,000                                                  September   , 2000
                                                                     ---

     FOR VALUE RECEIVED, TRIMONT LAND HOLDINGS, INC., a Delaware corporation, having an address of 1000 South Frontage Road West, Suite 100, Vail, Colorado 81657, unconditionally and without set-off or counterclaim promises to pay to TRIMONT LAND COMPANY, or its assigns, the principal sum of Three Million One Hundred Fifty Thousand Dollars and No/100 ($3,150,000), together with interest from the date of this Subordinated Secured Convertible Note (this "Note") on the unpaid principal balance at a rate equal to ten percent (10%) per annum, computed on the basis of the actual number of days elapsed and a year of 360 days. Subject to the provisions of Section 2 below, interest shall be payable quarterly, commencing October 15, 2000 and continuing on the last business day of each fiscal quarter of the Borrower thereafter until the Maturity Date, at which time all unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable in full.

1. DEFINITIONS.

     As used in this Note, the following capitalized terms have the following meanings:

     1.1 "BORROWER" shall mean Trimont Land Holdings, Inc. and any Person which shall succeed to or assume its obligations under this Note pursuant to the terms hereof.

     1.2 "CERTIFICATE" shall mean the Certificate of Incorporation of the Borrower, as amended from time to time.

     1.3 "CHANGE OF CONTROL" of any Person shall mean the occurrence of any of the following: (a) the acquisition by any other Person, or two or more other Persons acting in concert, of beneficial ownership (within the meaning of Rule

13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of Equity Securities of such Person representing greater than fifty percent (50%) of the combined voting power of all Equity Securities of such Person entitled to vote in the election of directors, or the execution and delivery by any other Person, or two or more other Persons acting in concert, of any contract or arrangement which, upon consummation, will result in the foregoing; (b) any change in the composition of the board of directors of such Person having the effect that, during any twenty-four month (24) period, individuals who were directors of such Person on the first day of such period, together with any directors who are approved by the directors who were directors at the beginning of such period, cease to constitute a majority of the board of directors of such Person; (c) the sale of all or substantially all of the assets of such Person; or (d) the acquisition of such Person by another Person.

     1.4 "COMMON STOCK" shall mean the Common Stock, $1.00 par value, of the Borrower.

     1.5 "EAST-WEST JOINT VENTURE" shall mean, collectively, (i) the joint venture to be known as Northstar Mountain Properties, LLC, a Delaware limited liability company, between the Borrower and East West Partners, Inc. and/or its affiliates, successors or transferees in interest, to which joint venture the Borrower will transfer: up to 750 acres of real estate located in the ski area development known as Northstar-at-Tahoe for purposes of developing such property in exchange for cash consideration and/or a percentage of the gross sales price of the property developed and sold by the joint venture and (ii) a joint venture to be formed between the Borrower and East West Partners, Inc. and/or its affiliates, successors or transferees in interest, to which joint venture the Borrower will transfer its existing golf course and/or property management business in the ski area development known as Northstar-at-Tahoe for purposes of owning and operating such businesses in exchange for an equity interest in the joint venture and/or cash consideration; and (iii) any other joint venture or business activity contemplated by the Operating Agreement of Northstar Mountain Properties, LLC, the Agreement for Purchase and Sale of Real Property by which the Borrower transfers the above-referenced real property to Northstar Mountain Properties, LLC or any other agreement executed and delivered pursuant to any of the foregoing.

     1.6 "EQUITY SECURITIES" of any Person shall mean (a) all common stock, preferred stock, participations, shares, or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

     1.7 "EVENT OF DEFAULT" has the meaning given in Section 7 hereof.

     1.8 "FUNDAMENTAL CHANGE" of any Person shall mean: (a) a merger or consolidation of such Person, direct or indirect, whether by operation of law or otherwise, in which such Person is not the surviving entity, (b) any liquidation, winding up or dissolution of such Person, or (c) any sale of all or substantially all of the assets of such Person.

     1.9 "HOLDER" shall mean Trimont Land Company or any Person who shall at the time be the holder of this Note.

     1.10 "INDEBTEDNESS" of any Person shall mean and include the aggregate amount of, without duplication: (a) all obligations for borrowed money of such Person, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, other than trade payables incurred in the ordinary course of business consistent with past practices, (d) all obligations of such Person with respect to capital leases, (e) all guaranty obligations of such Person, (f) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, and (g) all reimbursement and other payment obligations of such Person, contingent or otherwise, in respect of letters of credit.

     1.11 "LIEN" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement (but excluding any precautionary UCC filing with respect to an operating lease), or any agreement to provide any of the foregoing and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

     1.12 "MATERIAL  ADVERSE  EFFECT" shall mean a material  adverse effect on:
(a) the business, assets, operations, or financial condition of the Borrower and its Subsidiaries, taken as a whole, or (b) the rights and remedies of the Holder under this Note or any of the other Transaction Documents.

     1.13 "MATURITY DATE" shall mean September   , 2005.
                                              ---

     1.14 "OBLIGATIONS" of the Borrower shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Borrower to the Holder of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note and the other Transaction Documents, including all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by the Borrower hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

     1.15 "PERSON" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity, or a governmental authority.

     1.16 "PLEDGE AGREEMENT" shall mean the Pledge Agreement executed by the Borrower in favor of the Holder, dated of even date herewith.

     1.17 "SENIOR SECURED NOTE PURCHASE AGREEMENT" shall mean the Note Purchase Agreement, dated July 29, 1999 between the Borrower and John Hancock Life insurance Company, as the same has been or may be supplemented, modified, amended or restated from time to time.

     1.18 "SUBSIDIARY" of any Person shall mean: (a) any corporation of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by such Person, (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by such Person, (c) any other entity included in the financial statements of such Person on a consolidated basis.

     1.19 "TRANSACTION DOCUMENTS" shall mean (a) this Note and any other note issued by the Borrower to the Holder in replacement or partial replacement of this Note, (b) the Pledge Agreement, (c) all amendments, exhibits, and schedules to the foregoing, and (d) all other documents or agreements executed in connection herewith or any other Transaction Document.

     Any other capitalized term used herein but not otherwise defined herein or in Section 5 shall have the meaning ascribed to it in the Senior Secured Note Purchase Agreement.

2. PROVISIONS CONCERNING CAPITALIZED INTEREST.

     2.1 OPTION OF THE BORROWER TO CAPITALIZE INTEREST. The Borrower may, at its option (upon notice as provided in Section 2.2), in lieu of paying cash, pay all (but not less than all) of the interest which is due and payable on this Note on any regularly scheduled interest payment date (the interest that is not so paid in cash on any regularly scheduled interest payment date being hereinafter referred to as the "Capitalized Interest") by increasing the principal amount of this Note, as of such regularly scheduled interest payment date (any such date on and as of which the principal amount shall be so increased being hereinafter referred to as an "Adjustment Date"), by an amount equal to the Capitalized Interest, provided that (a) for purposes of calculating the amount of the Capitalized Interest, the applicable rate of interest of this Note shall be twelve (12%) per annum, and (b) on such regularly scheduled interest payment date, the Borrower either pays in cash in full all of the interest which is due and payable on such date on the Note then outstanding or capitalizes all of the interest which is due and payable on such date on the Note then outstanding. If the Borrower shall, in accordance with the terms of this Section 2, exercise such option, then, from and after each Adjustment Date, the outstanding principal amount of the Note shall without further action, be increased by an amount equal to the Capitalized Interest added thereto as of such Adjustment Date.

     2.2 NOTICE FROM THE BORROWER. To exercise its option under Section 2.1, the Borrower shall deliver to the Holder of this Note not less than 10 or more than 30 days prior to an Adjustment Date, an Officers' Certificate which shall specify:

          (a) the applicable Adjustment Date;

          (b) the aggregate amount of Capitalized Interest to be added as of such Adjustment Date to the principal amount of this Note then outstanding and the amount of Capitalized Interest to be added as of such Adjustment Date to the principal amount of this Note then held by the Holder;

          (c) the aggregate principal amount of this Note then outstanding and the principal amount of this Note then held by the Holder, in each case both before and after giving effect to the adjustments to be made as of such Adjustment Date;

          (d) the aggregate amount of each interest payment to be made on and after such Adjustment Date on this Note then outstanding (if paid in cash) and the amount of each such interest payment on this Note then held by the Holder; and

          (e) in reasonable detail, all computations made in determining the foregoing.

In the absence of manifest error, the computations set forth in such Officers' Certificate shall be deemed final, binding and conclusive upon the Borrower and the Holder of this Note, unless, in any case, the Holder of this Note shall notify the Borrower in writing of its objection (in reasonable detail) to any portion of such Officers' Certificate within 30 days of the date upon which such Officers' Certificate was furnished to the Holder of this Note. In such event, the Borrower shall, at its expense, within 15 days following its receipt of any such notice from the Holder of this Note, deliver to the Holder of this Note a certificate signed by a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Borrower), setting forth in reasonable detail any adjustments which, in the opinion of such accountants, should be made to the amounts set forth in such Officers' Certificate in order for such amounts to be correct and consistent with the terms hereof and of the other Transaction Documents and, in reasonable detail, all computations made in determining any such adjustments. The certificate of any such firm of accountants shall be conclusive evidence of the correctness of such amounts under this Section 2.2.

     2.3 LIMITATIONS ON THE OPTION OF THE BORROWER TO CAPITALIZE INTEREST. Notwithstanding anything to the contrary contained in this Section 2, the Borrower may not capitalize any interest pursuant to the provisions of this
Section 2 on any Adjustment Date if on such Adjustment Date any Event of Default shall have occurred and be continuing.

3. PLACE OF PAYMENT.

     All amounts payable hereunder shall be payable at the address designated by the Holder.

4. PREPAYMENT.

     The Borrower shall not have a right to prepay this Note in whole or in part at any time, without the prior written consent of the Holder, which may be granted or withheld its sole and absolute discretion; provided, however, that following the payment in full of the Senior Secured Note, all Distributions and all payments of the Booth Creek Return (as such terms are defined in the Operating Agreement of Northstar Mountain Properties, LLC) received by the Borrower shall be applied to the prepayment of this Note until such time as this Note is paid in full.

5. SUBORDINATION.

     5.1 SUBORDINATION - GENERAL. To the extent specified in this Section 5, all payments of this Note and all rights of the Holder hereunder are subordinate to the prior payment in full of the Superior Indebtedness (as defined below) and to the rights of the holder of the Superior Indebtedness.

     5.2 CERTAIN DEFINITIONS. As used in this Section 5, the following terms have the following meanings:

               "BANKRUPTCY CODE" shall mean 11 U.S.C.ss. 101 et seq., as from time to time hereafter amended, and any successor or similar statute.

               "INTERCREDITOR   AGREEMENT"   shall   mean   the   Intercreditor
          Agreement,   dated  September  ,  2000,  between  John  Hancock  Life
          Insurance Company and Trimont Land Company.

               "SENIOR SECURED NOTE" shall mean the Senior Secured Note, dated July 29, 1999, in the original principal amount of $8,500,000 made by the Borrower in favor of John Hancock Life Insurance Company, together with any notes issued in exchange therefor or replacement thereof, including, without limitation, upon any refinancing thereof, all as amended, modified or supplemented from time to time.

               "SUBORDINATED INDEBTEDNESS" shall mean the principal amount of the indebtedness evidenced hereby, together with any interest, premium and any other amount (including any fee or expense) due thereon or payable with respect thereto or in connection therewith, including any such amounts payable by any guarantor of the same.

               "SUPERIOR INDEBTEDNESS" shall mean the principal amount of the indebtedness evidenced by the Senior Secured Note (and any indebtedness incurred to refinance the Senior Secured Note), together with any interest (including any interest accruing after the commencement of any action or proceeding under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable domestic or foreign federal or state bankruptcy, insolvency or other similar law, and any other interest that would have accrued but for the commencement of such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding), premium and any other amount (including any fee or expense) due thereon or payable with respect thereto or in connection therewith, including any such amounts payable by any guarantor of the Senior Secured Note (and any indebtedness incurred to refinance the Senior Secured Note); provided, however, that the principal amount of Superior Indebtedness shall not exceed Fifteen Million Dollars ($15,000,000) without the prior written consent of the holders of the Subordinated Indebtedness.

     5.3 SUBORDINATED INDEBTEDNESS SUBORDINATED TO SUPERIOR INDEBTEDNESS; NO AMENDEMENTS.

          (a) The Borrower, for itself and its successors and assigns and for its Subsidiaries and the successors and assigns of such Subsidiaries, covenants and agrees, and each holder of any Subordinated Indebtedness, by its acceptance thereof, shall be deemed to have agreed, notwithstanding anything to the contrary herein or any other agreement, document or instrument, that the payment of the Subordinated Indebtedness shall be subordinated, to the extent and in the manner set forth in this Section 5, to the prior payment in full in cash of all Superior Indebtedness and that each holder of the Superior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired such Superior Indebtedness in reliance upon the provisions contained in this Section 5. No present or future holder of the Superior Indebtedness shall be prejudiced in the right to enforce the subordination of the Subordinated Indebtedness effected pursuant to this
Section 5 by any act or failure to act on the part of the Borrower or any of its Subsidiaries or affiliates.

          (b) Neither this Section 5 nor any of the terms of the Subordinated Indebtedness relating to the timing or amount of any payment (or prepayment) of the principal of or premium, if any, or interest on the Subordinated Indebtedness, or any other amount (including any fee or expense) due thereon, nor any other material covenant in respect of the Subordinated Indebtedness, shall be amended without the written consent of the holder or holders of not less than 66 2/3% in aggregate principal amount of the Superior Indebtedness at the time outstanding.

          (c) Unless and until the Superior Indebtedness has been indefeasibly paid in full in cash, the Borrower shall not, and shall not permit any of its Subsidiaries to, (i) pay or prepay any of the Subordinated Indebtedness, except that the Borrower may pay interest on the Subordinated Indebtedness as and when due until such time as the holders of the Subordinated Indebtedness shall have received notice from any holder of the Superior Indebtedness that an event of default has occurred under the Superior Indebtedness, or (ii) grant to the holder of the Subordinated Indebtedness any Lien in or on any of the assets of the Borrower or any of its Subsidiaries to secure the Subordinated
Indebtedness, other than as provided in the Pledge Agreement, without the written consent of all of the holders of the Superior Indebtedness at the time outstanding.

          (d) Unless and until the Superior Indebtedness has been indefeasibly paid in full in cash, and except as explicitly provided in this Section 5, (i) no holder of any of the Subordinated Indebtedness shall have any right to declare the Subordinated Indebtedness (or any portion thereof) due and payable before its stated maturity, and (ii) no holder of any of the Subordinated Indebtedness shall have any claim, remedy or right to proceed against the Borrower for the payment of any sum owing on account of the Subordinated Indebtedness. Each holder of Subordinated Indebtedness, by its acceptance thereof, waives any claim, remedy or right to proceed against any holder of any Superior Indebtedness (or any agent of any such holder), whether arising under any law (including any constitution), statute, rule or regulation or otherwise, to challenge the propriety of any action or inaction taken or omitted in respect of any of the Superior Indebtedness.

     5.4 DISSOLUTION, LIQUIDATION, REORGANIZATION, ETC. Upon any payment or distribution of the assets of the Borrower (or any of its Subsidiaries) of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment of the Borrower (or any of its Subsidiaries) or its (or their) securities, whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation or receivership proceedings, or upon a general assignment for the benefit of creditors, of any other marshalling of the assets and liabilities of the Borrower (or any of its Subsidiaries), or otherwise (hereinafter a "Liquidation Payment"), then and in any such event:

          (a) the holders of the Superior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Superior Indebtedness, before any Liquidation Payment, whether in cash, property or securities, is made on account of or applied to the Subordinated Indebtedness;

          (b) the Subordinated Indebtedness shall forthwith become due and payable, and any Liquidation Payment, whether in cash, property or securities, to which the holders of the Subordinated Indebtedness would be entitled except for the provisions of this Section 5, shall be paid or delivered by any debtor, custodian, liquidating trustee, agent or other Person making such Liquidation Payment, directly to the holders of the Superior Indebtedness, or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on account of such Superior Indebtedness, for application to the payment thereof, to the extent necessary to pay all such Superior Indebtedness in full in cash after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Superior Indebtedness;

          (c) each holder of the Subordinated Indebtedness at the time outstanding hereby irrevocably authorizes and empowers the holders of the Superior Indebtedness (or such holders' representative or representatives) to file claims in any applicable proceeding for and to prove and vote such claims, and to collect and receive and give receipt for such holder's share of, any Liquidation Payment; and

          (d) the holders of the Subordinated Indebtedness shall execute and deliver to the holders of the Superior Indebtedness or their representative or representatives all such further instruments confirming the above authorization and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action, as may be reasonably requested by the holders of the Superior Indebtedness or such representative or representatives, to enable such claims and to carry out the purposes of this
Section 5.

     5.5 NO PAYMENTS WITH RESPECT TO SUBORDINATED INDEBTEDNESS.

          (a) Except as permitted in Section 5.3(c), the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or agree to make, and the holders of the Subordinated Indebtedness shall not demand, accept or receive, any payment or distribution (in cash, property or securities, by set-off or otherwise), direct or indirect, of or on account of all or any portion of the Subordinated Indebtedness until the Superior Indebtedness has been indefeasibly paid in full in cash.

          (b) If, in compliance with the provisions of this Section 5, the Borrower shall fail to make a payment otherwise due on the Subordinated Indebtedness or shall fail to comply with any other term of the Subordinated Indebtedness or any agreement, document or instrument related thereto, such failure shall not constitute a default or breach by the Borrower under the Subordinated Indebtedness and shall not give rise to any right or claim on the part of any holder of any of the Subordinated Indebtedness.

     5.6 PAYMENTS AND DISTRIBUTIONS RECEIVED. If any payment or distribution of any kind or character, whether in cash, property or securities, shall be received by any holder of the Subordinated Indebtedness in contravention of this Section 5, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Superior Indebtedness, or their representative or representatives, ratably according to the aggregate amount unpaid on account of such Superior Indebtedness, for application to the payment thereof, to the extent necessary to pay all such Superior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Superior Indebtedness. In the event of the failure of any holder of any of the Subordinated Indebtedness to endorse or assign any such payment or distribution, any holder of the Superior Indebtedness or such holder's representative is hereby irrevocably authorized to endorse or assign the same.

     5.7  SUBROGATION.  Subject  to the  indefeasible  payment  in  full of all
Superior Indebtedness in cash, in the event cash, property or securities otherwise payable or deliverable to the holders of the Subordinated Indebtedness shall have been applied pursuant to this Section 5 to the payment of the Superior Indebtedness, then and in each such case, the holders of the Subordinated Indebtedness shall be subrogated to the rights of each holder of Superior Indebtedness to receive any further payment or distribution in respect of or applicable to the Superior Indebtedness; and, for the purposes of such subrogation, no payment or distribution to the holders of the Superior Indebtedness of any cash, property or securities to which any holder of Subordinated Indebtedness would be entitled except for the provisions of this
Section 5 shall, and no payment over pursuant to the provisions of this Section 5 to the holders of Superior Indebtedness by any holders of the Subordinated Indebtedness shall, as between the Borrower, its creditors other than the holders of Superior Indebtedness and the holders of Subordinated Indebtedness, be deemed to be a payment by the Borrower to or on account of Superior Indebtedness.

     5.8 NO TRANSFERS. In no event may any Subordinated Indebtedness be transferred without the prior written consent of all of the holders of the Superior Indebtedness. The Borrower shall cause each permitted transferee of Subordinated Indebtedness to acknowledge and agree to the terms of this Section 5 pursuant to a writing in form and substance reasonably satisfactory to the holders of the Superior Indebtedness.

     5.9 SUBORDINATION NOT AFFECTED, ETC. The terms of this Section 5, the subordination effected hereby and the rights created hereby of the holders of the Superior Indebtedness shall not be affected by (a) any amendment or modification of or supplement to the Superior Indebtedness (or any renewal, extension, refinancing or refunding thereof) or any agreement, document or instrument relating thereto, including, without limitation, any of the foregoing which results in any increase in the principal of, and/or interest, premium and other amount due on, any Superior Indebtedness, (b) any exercise or non-exercise of any right, power or remedy under or in respect of any Superior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto or (c) any waiver, consent, release, indulgence, delay or other action, inaction or omission, in respect of any Superior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto, whether or not any holder of any Subordinated Indebtedness shall have had notice or knowledge of any of the foregoing.

     5.10 OBLIGATIONS UNIMPAIRED. The provisions of this Section 5 are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holders of Subordinated Indebtedness on the other hand, and (a) subject to the rights, if any, under this Section 5 of the holders of Superior Indebtedness, nothing in this Section 5 shall (i) impair as between the Borrower and the holder of any Subordinated Indebtedness the obligation of the Borrower, which is unconditional and absolute, to pay to the holder thereof all amounts due thereon in accordance with the terms thereof or (ii) except as otherwise provided in Section 5.12, prevent the holder of any Subordinated Indebtedness from exercising all remedies available to such holder, whether arising herein, in any other related agreement, document or instrument, pursuant to applicable law or otherwise, and (b) no Person is entitled to any third party beneficiary rights or other similar rights on account of or under this Section 5 other than the holders of the Superior Indebtedness.

     5.11 REINSTATEMENT OF TERMS OF SUBORDINATION. Notwithstanding anything to the contrary contained herein, the provisions of this Section 5 shall continue to be effective or be reinstated, as the case may be, if at any time any payment on any Superior Indebtedness is rescinded, annulled or must otherwise be returned by any holder of Superior Indebtedness, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any of its Subsidiaries or otherwise, all as thought such payment had not been made.

     5.12 LIMITATION ON RIGHT OF ACTION. Notwithstanding anything to the contrary contained herein or in any related agreement, document or instrument, each holder of Subordinated Indebtedness agrees that, so long as any Superior Indebtedness is outstanding, such holder of Subordinated Indebtedness shall not exercise any right or remedy available to it in respect of such Subordinated Indebtedness, unless and until the first to occur of (a) the holders of the Superior Indebtedness shall have commenced enforcement action in respect thereof, and, in such event, the rights of such holder of Subordinated Indebtedness and the rights of the holders of the Superior Indebtedness shall also be governed by the Intercreditor Agreement; and (b) a proceeding under the Bankruptcy Code or any similar state statute or law (including any law providing for the appointment of a receiver or other similar official) shall have been commenced by the Borrower or against the Borrower by Persons other than the holder of the Subordinated Indebtedness; provided that in no event shall any holder of the Subordinated Indebtedness seek to attach or obtain any Lien on any of the assets of the Borrower or any of its Subsidiaries (other than those assets which are encumbered by the Lien of the Pledge Agreement) or to foreclose upon or sell any such other assets. The Borrower shall place the following legend conspicuously on each instrument evidencing the Subordinated
Indebtedness:

                  "Payment of this Note and the rights of the holder hereof are subordinated to the prior payment of certain other indebtedness of Trimont Land Holdings, Inc., and to the rights of the holder thereof, pursuant to the terms of subordination set forth below."

6. SECURITY.

     The full amount of this Note is secured by the collateral identified in the Pledge Agreement. The Borrower shall not, directly or indirectly create, permit or suffer to exist, and shall defend such collateral against and take such other action as is necessary to remove, any Lien on or in such collateral, or in any portion thereof, except as permitted in the Pledge Agreement.

7. EVENTS OF DEFAULT.

     The occurrence of any of the following shall constitute an "Event of Default" under this Note and the other Transaction Documents; provided, however, that if the holders of the Superior Indebtedness waive any corresponding event of default under the Senior Secured Note Purchase Agreement, then such Event of Default shall be deemed waived by the Holder for so long as such waiver by the holders of the Superior Indebtedness remains in effect:

     7.1 FAILURE TO PAY. The Borrower shall fail to pay when due (a) any principal payment hereunder or (b) any interest or other payment required under the terms of this Note or any other Transaction Document; or

     7.2 BREACHES OF CERTAIN COVENANTS. The Borrower shall fail to observe or perform any other covenant, obligation, condition or agreement set forth in this Note; or

     7.3 BREACHES OF OTHER COVENANTS. The Borrower shall fail to observe or perform any other covenant, obligation, condition or agreement contained in any other Transaction Document; or

     7.4 REPRESENTATIONS AND WARRANTIES. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Borrower to the Holder in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to the Holder to enter into this Note and the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

     7.5 TRANSACTION DOCUMENTS. Any Transaction Document or any material term thereof shall cease to be, or be asserted by the Borrower not to be, a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms; or

     7.6 NEW BUSINESS ACTIVITIES. The Borrower or any of its Subsidiaries shall acquire any material assets other than those held by it on the date hereof or as contemplated in the East-West Joint Venture or the Borrower or any of its Subsidiaries shall conduct any business activities other than those conducted by it on the date hereof or as contemplated in the East-West Joint Venture.

     7.7 CHANGE OF CONTROL; FUNDAMENTAL CHANGE. The Borrower or any of its Subsidiaries shall suffer a Change of Control or a Fundamental Change.

     7.8 OTHER  OBLIGATIONS.  The  Borrower  or any of its  Subsidiaries  shall
(a)(i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of Indebtedness to be paid by it, and such failure shall continue beyond any grace period provided with respect thereto, or (ii) default in the observance or performance of any agreement, term or condition contained in any such bond, debenture, note or other evidence of Indebtedness, or any other contract or agreement; and (b) the effect of such failure or default is to cause, or permit the other party thereof to cause, Indebtedness in an aggregate amount of Fifty Thousand Dollars ($50,000) or more to become due prior to its stated date of maturity or cause or permit the other party thereof to terminate said contract; or

     7.9 JUDGMENTS. A final judgment or order for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000) shall be rendered against the Borrower or any of its Subsidiaries and the same shall remain unpaid for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or any of its Subsidiaries and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or

     7.10 VOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. The Borrower or any of its Subsidiaries shall (a) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (b) be unable, or admit in writing its inability, to pay its debts generally as they mature, (c) make a general assignment for the benefit of its or any of its creditors, (d) be dissolved or liquidated in full or in part, (e) become insolvent (as such term may be defined or interpreted under any applicable statute), (f) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (g) take any action for the purpose of effecting any of the foregoing; or

     7.11 INVOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Borrower or any of its Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Borrower or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

     7.12 MATERIAL ADVERSE EFFECT. One or more conditions exist or events have occurred which may result in a Material Adverse Effect.

8. RIGHTS OF HOLDER UPON DEFAULT.

     Subject to the provisions of Section 5, (a) upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 7.10 and 7.11) and at any time thereafter, the Holder may, by written notice to the Borrower, declare all outstanding Obligations payable by the Borrower hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding; (b) upon the occurrence or existence of any Event of Default described in Sections 7.10 and 7.11, immediately and without notice, all outstanding Obligations payable by the Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding; and (c) in addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

9. CONVERSION.

     9.1 CONVERSION BY HOLDER. At any time on or before the Maturity Date, the Holder shall have the right, at such Holder's option, to convert the principal amount of this Note (excluding any capitalized interest which may then have been converted into principal pursuant to Section 2), in whole but in no event in part, into 15% of the ownership interest held by the Borrower in Northstar LLC at the time of the conversion, subject to adjustment as provided in Section 10 below, (the "Converted Ownership Interest"), which conversion shall be effected by the Borrower transferring the Converted Ownership Interest directly to the Holder. That portion, if any, of the principal hereof which then represents Capitalized Interest shall remain outstanding and due and payable on the Maturity Date, together with all interest thereon pursuant to Section 2.

     9.2 CONVERSION PROCEDURE.

     (a) CONVERSION PURSUANT TO SECTION 9.1. Before the Holder shall be entitled to convert this Note into the Converted Ownership Interest, it shall surrender this Note, duly endorsed, at the office of the Borrower and shall give written notice, postage prepaid, to the Borrower at its principal corporate office, of the election to convert the same pursuant to Section 9.1. The Borrower shall, as soon as practicable thereafter (but in any event within ten (10) days thereafter), transfer and assign the Converted Ownership Interest to the Holder by executing and delivering to the Holder such instruments of assignment, duly executed by the Borrower, as the Holder may reasonably request. The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note, and the Person or Persons entitled to receive the Converted Ownership Interest shall be treated for all purposes as the record holder or holders of Converted Ownership Interest as of such date.

10. CONVERTED OWNERSHIP INTEREST ADJUSTMENTS.

     10.1 ADJUSTMENT FOR MANDATORY PREPAYMENTS. Upon each mandatory prepayment of any portion of this Note pursuant to Section 4, the percentage of the

Borrower's ownership interest in Northstar LLC into which this Note may be converted shall be reduced to the end that the resulting percentage bears the same proportion to 15% as the outstanding principal balance of this Note (excluding Capitalized Interest) immediately after such prepayment bears to $3,150,000.

11. NOTICES OF RECORD DATE, ETC.

     11.1 NOTICES. In the event of

          (a) any taking by the Borrower of a record of the holders of any class of securities of the Borrower for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) any reclassification or recapitalization of the capital stock of the Borrower or any Change of Control or Fundamental Change of the Borrower

the Borrower will mail to the Holder of this Note at least thirty (30) days prior to the date of such event, a notice specifying, as applicable, (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; (ii) the date on which such reclassification, recapitalization, Change of Control or Fundamental Change is expected to become effective and the record date for determining stockholders, if any, entitled to vote thereon.

     11.2 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Borrower shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock sufficient shares to effect the conversion of this Note into the Conversion Shares and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this
Note in full, then, without limitation of such other remedies as shall be available to the Holder of this Note, the Borrower shall take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

12. REPRESENTATIONS AND WARRANTIES.

     The Borrower represents and warrants that:

     12.1 ORGANIZATION, STANDING, ETC. The Borrower and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties, to carry on its business as now conducted, and now proposed to be conducted, to execute, deliver and perform each of the Transaction Documents and to consummate the transactions contemplated thereby and no approval of the stockholders of the Borrower or any class thereof is required in connection therewith which has not been obtained.

     12.2 NAMES; JURISDICTION OF INCORPORATION, SUBSIDIARIES ETC. Exhibit 5.2 to the Senior Secured Note Purchase Agreement correctly specifies as to the Borrower (a) its legal name, (b) the jurisdiction of its incorporation, (c) each jurisdiction (other than its jurisdiction of incorporation) in which it is qualified to do business, and (d) each jurisdiction in which it conducts any business. The Borrower does not have any Subsidiary.

     12.3 QUALIFICATION. Each of the Borrower and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or leased or the nature of the activities conducted makes such qualification or licensing necessary, except for those jurisdictions in which the failure to be so qualified or licensed or to be in good standing has not resulted in, and could not reasonably be expected to result in, a Material Adverse Change.

     12.4 BUSINESS, ETC. Following the closing of the East West Transaction, the Borrower will be engaged in the business (the "Business") of (i) owning, managing and selling the Acquired Properties, and the Phase II Properties and
(ii) owning and managing an equity interest in Northstar LLC. Except for a prior transaction in connection with which the Borrower incurred certain transaction costs (all of which costs have been reimbursed to the Borrower), prior to the closing of the East West Transaction, the Borrower had no material assets or liabilities and had not engaged in any activities other than those incidental to its organization and the consummation of the transactions contemplated by the Acquisition Documents, the Phase II Acquisition Agreement, the Phase II Seller Note and the East West Transaction Documents.

     12.5 CAPITAL STOCK.

          (a) Exhibit 5.5(a) to the Senior Secured Note Purchase Agreement correctly and fully specifies as to the Borrower and each of its Subsidiaries
(i) its authorized and outstanding Shares and (ii) the name of each record and beneficial owner of such Shares, together with the number (and class, if any) of such Shares held by each such Person and the per share and aggregate consideration paid by such Person for such Shares (which consideration, unless otherwise noted on such exhibit, was paid in cash in full on or prior to the Closing Date). All of the outstanding Shares of the Borrower and each of its Subsidiaries are duly authorized, validly issued, fully paid and non-assessable and are not subject to any preemptive right, right of first refusal or similar right on the part of the Borrower or any other Person. All of such Shares have been (or will have been) offered, issued and sold in accordance with all applicable laws. The owners of the Shares indicated on such Exhibit 5.5(a) own the Shares indicated on such exhibit free of any Lien, proxy, voting agreement, voting trust, stockholders agreement or similar agreement or restriction.

          (b) After giving effect to the transactions consummated at the closing of the East West Transaction, (i) there are no outstanding rights, options, warrants or agreements for the purchase from, or sale or issuance by, the Borrower or any of its Subsidiaries of any of their respective Shares or any securities convertible into or exercisable or exchangeable for such Shares other than the Development Land Seller Notes; (ii) there are no agreements on the part of the Borrower or any of its Subsidiaries to issue, sell or distribute any of their respective Shares, other securities or assets other than the Development Land Seller Notes; (iii) neither the Borrower nor any of its Subsidiaries has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its Shares or any interest therein or to pay any dividend or make any distribution in respect thereof; and (iv) no Person is entitled to any rights with respect to the registration of any Shares of the Borrower or any of its Subsidiaries under the Securities Act (or the securities laws of any other jurisdiction).

          (c) Neither the Organizational Documents nor any other agreement, document or instrument binding on or applicable to the Borrower contains any provision requiring a higher voting requirement with respect to action taken (and/or to be taken) by the board of directors or the holders of Shares of the Borrower than that which would apply in the absence of such provision.

     12.6 CHANGES; SOLVENCY, ETC. Since the Borrower's incorporation: (a) there has been no change in any of the Acquired Properties or other assets, liabilities or financial condition of the Borrower or any of its Subsidiaries other than changes which have not been, either in any case or in the aggregate, materially adverse and (b) no condition or event has occurred which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. Each of the Borrower and its Subsidiaries is Solvent.

     12.7 TAX RETURNS AND PAYMENTS. Each of the Borrower and its Subsidiaries has filed all tax returns required by law to be filed and has paid all taxes and assessments shown to be due and payable on such returns and all other governmental charges levied upon any of its properties, assets, income, franchises or sales other than those not yet delinquent. Neither the Borrower nor any of its Subsidiaries has executed any waiver or waivers that would have the effect of extending the applicable statute of limitations in respect of income tax liabilities. The charges, accruals and reserves in the financial statements of the Borrower in respect of taxes for all fiscal periods are adequate, and there are no known unpaid assessments for additional taxes for any fiscal period or of any basis therefor.

     12.8 FUNDED DEBT, CURRENT DEBT LIENS INVESTMENTS, TRANSACTIONS WITH AFFILIATES, LEASES AND DERIVATIVE TRANSACTIONS. Exhibit 5.9 to the Senior Secured Note Purchase Agreement correctly describes as to the Borrower and its Subsidiaries (after giving effect to the transactions consummated at the Closing):

          (a) all Funded Debt and Current Debt to be outstanding immediately after the date hereof (other than that evidenced by the Senior Secured Notes, this Note and the Acquisition Subordinated Seller Note) and all agreements pursuant to which the Borrower and/or any of its Subsidiaries has the right to incur the same, including a general description of any collateral which secures (or will secure) the same;

          (b) all Liens to which any of their respective properties and assets will be subject immediately following the date hereof (other than those of the character described in section 14.9(b) of the Senior Secured Note Purchase Agreement);

          (c) all Investments to be owned or held immediately after the date hereof (other than Investments of the character described in clauses (b) through (f), inclusive, of the definition of Permitted Investments);

          (d) of their respective Affiliates (after giving effect to the transactions consummated at the Closing), all material agreements with their respective Affiliates and all transactions with such Affiliates which were consummated during the 12-month period ended on the Closing Date or which the Borrower or any of its Subsidiaries is now obligated or now intends to consummate at any time in the future; and

          (e) each lease with respect to which more than $100,000 is payable during any period of 12 consecutive months and under which it is a lessee or sublessee and, the name of the lessor or sublessor, the lessee or sublessee, the property leased, the annual Rental Obligations payable thereunder and the term thereof.

     Neither the Borrower nor any of its Subsidiaries is liable (contingently or otherwise) in respect of any Derivative Transactions.

     12.9 TITLE TO PROPERTIES; LIENS; LEASES. The Borrower and each of its Subsidiaries has and, upon consummation of the transactions contemplated by the Transaction Documents, will have, good and marketable title to all of their respective properties and assets, including, without limitation, the Acquired Properties, free and clear of all Liens (other than Liens permitted under section 14.9 of the Senior Secured Note Purchase Agreement). The Borrower and each of its Subsidiaries enjoys peaceful and undisturbed possession under all leases under which it operates, and all of such leases are valid, subsisting and in full force and effect and are on "arm's length" terms.

     12.10 LITIGATION, ETC. There is no action, proceeding or investigation pending or, to the best of the Borrower's knowledge, threatened, including, without limitation, any of the same referred to on Exhibit 5.11 to the Senior Secured Note Purchase Agreement, or any basis therefor known to the Borrower, which (a) questions the validity of any of the Transaction Documents or any action taken or to be taken pursuant thereto or (b) which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. There is no outstanding judgment, decree or order which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. Exhibit 5.11 to the Senior Secured Note Purchase Agreement sets forth a complete list of all pending and threatened actions, proceedings and investigations, and all judgments, decrees and orders, involving or affecting the Borrower or any of its Subsidiaries.

     12.11 VALID AND BINDING OBLIGATIONS, COMPLIANCE WITH OTHER INSTRUMENTS; ABSENCE OF RESTRICTIONS, ETC.

          (a) This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes the valid and legally binding obligation of the Borrower enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally. Each of the other Transaction Documents to which the Borrower or any of its Subsidiaries is (or is to be) a party has been duly authorized by the Borrower or such Subsidiary, as the case may be, and, when executed and delivered, will constitute the valid and legally binding obligation of the Borrower or such Subsidiary, as the case may be, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

          (b) Neither the Borrower nor any of its Subsidiaries is in violation of or in default under any term of its Organizational Documents or of any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation applicable to it or any of its properties and assets, in any way which has resulted in, or could reasonably be expected to result in, a Material Adverse Change. Without limiting the generality of the foregoing, each of the Borrower and its Subsidiaries is in compliance with (and neither it nor any of its predecessors in interest has received any notice to the contrary) and there is no reasonable possibility of any liability of or any judgment, decree or order binding upon or applicable to such Person or any of their respective properties or assets under or on account of any Environmental Laws, except where the same has not resulted in, and could not reasonably be expected to result in, a Material Adverse Change.

          (c) The execution, delivery and performance of and the consummation of the transactions contemplated by the Transaction Documents will not violate or constitute a default under, or permit any Person to accelerate or to require the prepayment of any Indebtedness of the Borrower or any of its Subsidiaries or to terminate any material lease or agreement of the Borrower or any of its Subsidiaries pursuant to, or result in the creation of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries pursuant to, any term of the Organizational Documents of the Borrower or any of its Subsidiaries or of any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation applicable to the Borrower or any of its Subsidiaries or any of their respective properties and assets.

          (d) Neither the Borrower nor any of its Subsidiaries is a party to or bound by or subject to any Organizational Document, or any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation (i) which restricts its right or ability to incur Indebtedness (including by way of guarantee), to issue securities or to consummate the transactions contemplated hereby; (ii) under the terms of or pursuant to which its obligation to pay all amounts due from it and/or to perform all obligations imposed on it and/or to comply with the terms applicable to it under any of the Transaction Documents is in any way restricted or (iii) which restricts its right or ability to pay dividends and/or to make any other distributions in respect of its capital stock, to mortgage or dispose of any of its properties, to consummate any merger, consolidation or acquisition, to make Investments or capital expenditures, to enter into and perform leases, to pay executive compensation and/or to conduct its business as now conducted and now proposed to be conducted.

     12.12 ERISA

          (a) The Borrower and each ERISA Affiliate has operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance which have not resulted in, and could not reasonably be expected to result in, a Material Adverse Change. Neither the Borrower nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of

ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Borrower or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Borrower or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not individually or in the aggregate result in a Material Adverse Change.

          (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

          (c) The Borrower and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate could result in a Material Adverse Change. The Borrower and its ERISA Affiliates have made all required contributions to Multiemployer Plans. Neither the Borrower nor any ERISA Affiliate has incurred, nor would reasonably expect to incur, any Withdrawal Liability upon a complete or partial withdrawal from any Multiemployer Plan that individually or in the aggregate could result in a Material Adverse Change. To the best of the Borrower's knowledge, no Multiemployer Plan is, or is reasonably expected to be, insolvent, in reorganization or terminated within the meaning of Title IV of ERISA.

          (d) The Borrower and its Subsidiaries have no expected post retirement benefit obligation (determined in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code).

          (e) The consummation of the transactions contemplated by the Transaction Documents will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.

     12.13 CONSENTS, ETC. No consent, approval or authorization of, or declaration or filing with, or other action by, any Person is required on the part of the Borrower or any of its Subsidiaries as a condition precedent to the valid execution, delivery and performance of and the consummation of the transactions contemplated by the Transaction Documents and/or the exercise by Holder of any of its rights in respect thereof, other than those specified on
Exhibit 5.14 to the Senior Secured Note Purchase Agreement, all of which have been obtained, are unconditional and are in full force and effect.

     12.14 PROPRIETARY RIGHTS; LICENSES. The Borrower and each of its Subsidiaries has all Proprietary Rights and Licenses as are adequate for the conduct of their respective businesses as now conducted and now proposed to be conducted, without any known conflict with the rights of others. Each such Proprietary Right and License is in full force and effect, all material obligations with respect thereto have been fulfilled and performed and there is no infringement thereon by any other Person. No default in the performance or observance by the Borrower or any of its Subsidiaries (or any of their predecessors in interest) of their obligations thereunder has occurred which permits, or after notice of lapse of time or both would permit, the revocation or termination of any Proprietary Right or License or which has resulted in, or could reasonably be expected to result in, a Material Adverse Change.

     12.15 OFFER OF NOTES; INVESTMENT BANKERS. Neither the Borrower nor any Person acting on its behalf (a) has directly or indirectly offered this Note or any part thereof or any similar securities for issue or sale to, or solicited any offer to buy any of the same from, anyone other than the Holder and not more than one other institutional investor, (b) has taken or will take any action which would bring the issuance, exchange and sale of this Note within the provisions of Section 5 of the Securities Act or the registration or qualification provisions of any applicable blue sky or other securities laws,
(c) has dealt with any broker, finder, commission agent or other similar Person in connection with the sale of this Note and the other transactions contemplated by the Transaction Documents or (d) is under any obligation to pay any broker's fee, finder's fee or commission in connection with such transactions.

     12.16 GOVERNMENT REGULATION. Neither the Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Borrower Act of 1935, the Federal Power Act or the Investment Borrower Act of 1940, each as amended.

     12.17 YEAR 2000 MATTERS. The software operated by the Borrower and its Subsidiaries is Year 2000 Compliant (as defined below), except where the failure to be Year 2000 Compliant has not resulted in, and could not reasonably be expected to result in, a Material Adverse Change.

     12.18 VALID AND BINDING EFFECT OF EAST WEST TRANSACTION DOCUMENTS; COMPLIANCE WITH OTHER INSTRUMENTS; ABSENCE OF RESTRICTIONS, ETC.

          (a) The East West Transaction Documents have been duly authorized by the Borrower, and, when executed and delivered, will constitute the valid and legally binding obligations of the Borrower enforceable against it in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

          (b) The execution, delivery and performance of and the consummation of the transactions contemplated by the East West Transaction Documents will not violate or constitute a default under (or result in the Borrower being in violation of or in default under), or permit any Person to accelerate or to require the prepayment of any Indebtedness of the Borrower or any of its Subsidiaries or to terminate any material lease or agreement of the Borrower or any of its Subsidiaries pursuant to, or result in the creation of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries pursuant to, any term of the Organizational Documents of the Borrower or any of its Subsidiaries or of any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation applicable to the Borrower or any of its Subsidiaries or any of their respective properties and assets.

          (c) Neither the Borrower nor any of its Subsidiaries is a party to or bound by or subject to any Organizational Document, or any agreement, document, instrument, judgment, decree, order, law, statute, rule or regulation (i) which restricts its right or ability to incur Indebtedness (including by way of guarantee), to issue securities or to consummate the transactions contemplated by the East West Transaction Documents; or (ii) under the terms of or pursuant to which it is restricted from performing its obligations under the East West Transaction Documents or any related agreements."

     12.19 DISCLOSURE. Neither this Note, nor any of the other Transaction Documents, nor any other document, certificate or written statement furnished to the Holder by or on behalf of the Borrower in connection with the transactions contemplated by the Transaction Documents, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading in the light of the circumstances under which such statements were made. There is no fact known to the Borrower (other than information concerning general economic conditions known to the public and affecting business generally) which has resulted in, or could reasonably be expected to result in, a Material Adverse Change, which has not been set forth in this Note, the other Transaction Documents and the Senior Secured Note Purchase Agreement.

13. COVENANTS OF THE BORROWER.

     From and after the date hereof and thereafter so long as any amount of principal, interest, costs, expenses or other sums payable under this Note shall remain outstanding, the Borrower will, and will cause each of its Subsidiaries to, duly perform and observe each and all of the covenants and agreements hereinafter set forth:

     13.1 BOOKS OF RECORD AND ACCOUNT; RESERVES. The Borrower will, and will cause each of its Subsidiaries to (a) at all times keep proper books of record and account in which full, true and correct entries shall be made of its transactions in accordance with GAAP and (b) set aside on its books from its earnings for each fiscal year all such proper reserves as shall be required in accordance with GAAP in connection with its business.

     13.2 PAYMENT OF TAXES; CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES; COMPLIANCE WITH LAWS; LINES OF BUSINESS; PROPRIETARY RIGHTS. The Borrower will, and will cause each of its Subsidiaries to:

          (a) pay and discharge promptly as they become due and payable all taxes, assessments and other governmental charges or levies imposed upon it or its income or upon any of its property, as well as all claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a Lien upon its property; provided that no such Person shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if it shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP; provided, further, that the Borrower will, and will cause each of its Subsidiaries to, pay any such tax, assessment, charge, levy or claim prior to the commencement of any proceeding to foreclose any Lien securing the same;

          (b) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all material Licenses;

          (c) maintain and keep its material properties necessary for the conduct of its business in good repair, working order and condition (reasonable wear and tear excepted), so that the business carried on in connection therewith may be properly and advantageously conducted at all times;

          (d) comply in all material respects with all applicable laws, statutes, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of its business and the ownership of its property (including, without limitation, all Environmental Laws); provided that no such Person shall be required by reason of this section 14.2(d) to comply therewith at any time while it shall be contesting its obligation to do so in good faith by appropriate proceedings promptly initiated and diligently conducted, and if it shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP;

          (e) engage only in the Business and conduct all its business and keep all of its assets in the United States of America; and

          (f) own or have a valid license for all material Proprietary Rights used by it in the conduct of its business.

     13.3 INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers, insurance with respect to their properties and businesses against loss or damage of the kinds customarily insured against by Persons of established reputation engaged in the same or a similar business and similarly situated, in such amounts and by such methods as shall be customary for such Persons and reasonably deemed adequate by the Borrower.

     13.4 LIMITATION ON DISCOUNT OR SALE OF RECEIVABLES. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, discount or sell any of their accounts receivable, except that any such Person may settle doubtful accounts in the ordinary course of business.

     13.5 LIMITATION ON FUNDED DEBT AND CURRENT DEBT. The Borrower will not, and will not permit any of its Subsidiaries to, be liable or create, assume, incur, guarantee, or in any manner become liable, contingently or otherwise, in respect of any Funded Debt or Current Debt other than:

          (a) Funded Debt evidenced by the Senior Secured Notes;

          (b) Funded Debt evidenced by the Phase II Seller Note; and

          (c) Funded Debt evidenced by this Note.

     13.6 LIMITATION ON RESTRICTED PAYMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly make or commit to make any Restricted Payment except (i) payments of cash required to be made at the closings under the Sale Agreement by Northstar LLC to the Borrower, the proceeds of which may be paid by the Borrower to Trimont Land Company, (ii) payments of cash made in July, 1999 at the closing referred to in section 4.3 of the Senior Secured Note Purchase Agreement, (iii) payments of cash required to be made at the closing under the Phase II Acquisition Agreement (iv) payments to Trimont of the Net Proceeds from the sale of the Phase II Properties to the extent permitted under section 9.1(a) of the Senior Secured Note Purchase Agreement and (v) so long as no Default or Event of Default shall have occurred and be continuing, to the extent that Net Proceeds of the sales of the Phase II Properties exceed the sum of (a) $6,000,000 plus (b) any accrued but unpaid interest on the Senior Secured Notes and all interest which may theretofore have been capitalized on the Senior Secured Notes, payment to Trimont of such excess in respect of the principal of and any accrued and unpaid interest on the Phase II Seller Note.

     13.7 LIMITATIONS ON DERIVATIVE TRANSACTIONS. The Borrower will not, and will not permit any of its Subsidiaries to, be or become liable (contingently or otherwise) in respect of any Derivative Transactions.

     13.8 LIMITATION ON TAX CONSOLIDATION. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to a consolidated or combined income tax return with any Person other than the Borrower and its Subsidiaries.

     13.9 LIMITATION ON LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create or suffer to exist any Lien in respect of any property of any character of the Borrower or any of its Subsidiaries (whether owned on the date hereof or hereafter acquired); provided that there shall be excluded from the operation of this section 14.9:

          (a) Liens securing the Senior Secured Notes and this Note;

          (b) Liens (other than any Lien created by any Environmental Law or by Section 4068 of ERISA), charges and encumbrances which (i) are incurred in the ordinary course of business and which are incidental to the conduct of the business of the Borrower and its Subsidiaries and the ownership of its and their property, (ii) are not incurred in connection with the borrowing of money or the obtaining of advances or credit, (iii) do not in the aggregate materially detract from the value of the property of the Borrower or its Subsidiaries or materially impair the use thereof in the operation of its or their business and (iv) do not (and could not reasonably be expected to) materially adversely affect the rights of the holders of the Notes; and

          (c) any Lien existing on the date hereof.

     13.10 LIMITATION ON TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any transaction (including, without limitation, the purchase, sale or exchange of any properties and assets or the rendering of any services) with an Affiliate of the Borrower or of any of its Subsidiaries on terms less favorable to the Borrower or any such Subsidiary in any material respect than would be obtainable at the time in comparable transactions with a Person not such an Affiliate.

     13.11 LIMITATIONS ON INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or commit to make any Investments other than (i) Permitted Investments, and (ii) Investments made by the Borrower required pursuant to the East West Transaction Documents.

     13.12 LIMITATION ON ISSUANCE OF SHARES OF SUBSIDIARIES. The Borrower will not permit any of its Subsidiaries to (a) issue, sell or otherwise dispose of any Shares (or any securities convertible into or exercisable or exchangeable for Shares) of such Subsidiary except to the Borrower or to a Wholly-Owned Subsidiary of the Borrower or (b) sell, transfer or otherwise dispose of any Shares (or any securities convertible into or exercisable or exchangeable for Shares) of any other Subsidiary of the Borrower except to the Borrower or to a Wholly-Owned Subsidiary of the Borrower. The Borrower will not, in any event, permit any Subsidiary of the Borrower to have outstanding any Preferred Shares.

     13.13  LIMITATION ON SUBSIDIARY'S  CONSOLIDATION  OR MERGER.  The Borrower
will  not  permit  any  of  its   Subsidiaries  to  consummate  any  merger  or
consolidation with any other Person.

     13.14 LIMITATION ON THE BORROWER'S CONSOLIDATION, MERGER AND SALE. The Borrower will not consolidate with or merge into any other Person or transfer all or substantially all of its property in a single transaction or series of transactions to any Person.

     13.15 LIMITATION ON DISPOSITION OF PROPERTY. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, sell, lease or otherwise dispose of any of their respective properties and assets (or any right, title or interest therein), whether real, personal or mixed, tangible or intangible, including, without limitation, shares of capital stock, securities or Indebtedness of any Subsidiaries of the Borrower, provided that the Borrower may (i) sell the Phase II Properties at a price not less than their fair market value, as long as the Net Proceeds of any such sale are applied in accordance with the terms of section 9.1 of the Senior Secured Note Purchase Agreement, and (ii) sell the Development Land promptly following the acquisition thereof pursuant to the Development Land Acquisition Agreement to Northstar LLC in accordance with the East West Transaction Documents.

     13.16 LIMITATION ON LEASEBACKS. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, sell or otherwise dispose of any of their respective properties and assets if, as part of the same transaction or series of related transactions, the Borrower or any of its Subsidiaries shall then or thereafter rent or lease as lessee, or similarly acquire the right to possession or use of, such properties and assets (or a major portion thereof), or other properties and assets which it intends to use for substantially the same purpose or purposes, under any lease, agreement or other arrangement which obligates the Borrower or any of its Subsidiaries to pay rent as lessee or make any other payments for such possession or use.

     13.17 MODIFICATION OF CERTAIN DOCUMENTS, AGREEMENTS AND INSTRUMENTS; FISCAL YEAR.

          (a) The Borrower will not, and will not permit any of its Subsidiaries to, amend, supplement, modify or waive any term of any other agreement, document or instrument referred to in section 4.3 of the Senior Secured Note Purchase Agreement or of its Organizational Documents.

          (b)  The  Borrower   will  not,  and  will  not  permit  any  of  its
Subsidiaries to, have a fiscal year which ends on any date other than December 31 in each year.

     13.18 FURTHER ASSURANCES. From time to time hereafter, the Borrower will execute and deliver, or will cause to be executed and delivered, such additional agreements, documents and instruments and will take all such other actions as any holder or holders of this Note may reasonably request for the purpose of implementing or effectuating the provisions of this Note or the Pledge Agreement.

     13.19 ADDITIONAL SUBSIDIARIES. Notwithstanding anything to the contrary set forth herein, without the prior written consent of the Holder, the Borrower shall not, and shall not permit any of its Subsidiaries to, organize or acquire any Subsidiary.

     13.20 LIMITATION ON AMENDMENTS TO THE EAST WEST TRANSACTION DOCUMENTS; CERTAIN NOTICES. The Borrower shall not enter into any amendments to, or modifications of, the East West Transaction Documents without the prior written approval of the Required Holders of the Senior Secured Notes, which approval will not be unreasonably withheld. The Borrower will send to the Holder copies of all notices and other documents given or received by it pursuant to any of the East West Transaction Documents.

14. SUCCESSORS AND ASSIGNS.

     Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Borrower without the prior written consent of the Holder. Subject to the foregoing, the rights and obligations of the Borrower and the Holder shall be binding upon and benefit the successors and assigns of the parties.

15. WAIVER AND AMENDMENT.

     Any provision of this Note may be amended, waived or modified upon the written consent of the Borrower and the Holder.

16. NOTICES.

     Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by a recognized overnight courier or personal delivery, addressed (a) if to the Holder, at 1000 South Frontage Road West, Suite 200, Vail, Colorado, 81657 or at such other address as such Holder shall have furnished the Borrower in writing, or (b) if to the Borrower, at 1000 South Frontage Road West, Suite 200, Vail, Colorado, 81657, or at such other address as the Borrower shall have furnished to the Holder in writing. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

17. PAYMENT.

     Payment shall be made in lawful tender of the United States.

18. DEFAULT RATE.

     During any period in which an Event of Default has occurred and is continuing, whether or not this Note has been accelerated, the Borrower shall pay interest on the unpaid principal balance hereof and any accrued but unpaid interest at a rate per annum equal to two (2%) in excess of the rate of interest then in effect, computed on the basis of the actual number of days elapsed and a year of 360 days.

19. USURY.

     Anything in this Note to the contrary notwithstanding, the Borrower shall never be required to pay interest on this Note at a rate in excess of the Highest Lawful Rate (as hereinafter defined), and if the effective rate of interest which would otherwise be payable under this Note would exceed the Highest Lawful Rate, then (a) the amount of interest which would otherwise be payable under this Note shall be reduced to the maximum amount allowed under applicable law, and (b) any interest paid by the Borrower in excess of the Highest Lawful Rate shall be credited to the principal of this Note. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged, or received by the Holder under this Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate, shall be made to the extent permitted by applicable usury laws (now or hereafter enacted), by amortizing, prorating, and spreading in equal parts during the period of the full stated term of this Note all interest at any time contracted for, charged or received by the Holder in connection herewith. The "Highest Lawful Rate" shall mean the maximum rate of interest which the Holder is permitted by applicable law to contract for, charge, or receive.

20. EXPENSES.

     The Borrower shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Holder in drafting, negotiating and executing this Note and the other Transaction Documents and with respect to the enforcement or attempted enforcement of any of the obligations of any of the Borrower to the Holder under the Transaction Documents or in preserving any of the Holder's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Transaction Documents or the obligations thereunder or any bankruptcy or similar proceeding involving the Borrower or any of its Subsidiaries).

21. REPLACEMENT NOTE.

     Upon receipt by the Borrower of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it or (b) in the case of mutilation, upon surrender thereof, the Borrower, at its expense, will execute and deliver in lieu of this Note a new note executed in the same manner as this Note.

22. GOVERNING LAW; INTERPRETATION.

     This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state. If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and the Holder may at any time thereafter require payment in full of all amounts due hereunder.

23. WAIVER, REPRESENTATION.

     Presentment for payment, demand, notice of dishonor, protest, notice of protest, stay of execution and all other defenses to payment generally and notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note are hereby waived by the Borrower and its permitted successors and assigns. Neither extension nor indulgence granted from time to time shall be construed as a novation of this Note or as a waiver of the rights of the Holder herein. The liability of the Borrower shall be unconditional, without regard to the liability of any other party, and shall not be in any manner affected by any forbearance, partial action or delay on the part of the Holder in regard to the exercise of any right, power or remedy under this Note .

24. SECTION HEADINGS.

     The headings of Sections shall not be taken into account in interpreting the terms of this Note.

        [remainder of page intentionally left blank, signature follows]

      IN WITNESS WHEREOF, the Borrower has caused this Note to be issued as of the date first written above.

                                    TRIMONT LAND HOLDINGS, INC.

                                    a Delaware corporation

                                      By:

                                       ----------------------------------------
                                       Elizabeth J. Cole, Executive Vice
                                       President

                                   EXHIBIT G

                          Trademark License Agreement

                          ---------------------------




                          TRADEMARK LICENSE AGREEMENT

         THIS TRADEMARK LICENSE AGREEMENT (the "Agreement"), is entered into as of this day of September, 2000, by and among Trimont Land Company, a California corporation ("Licensor"), and Trimont Land Holdings, Inc., a Delaware corporation ("Licensee").

                                    RECITALS

     Licensor is the owner of the Marks (as defined herein), including the trade names "Northstar" and "Northstar at Tahoe" and the service marks "Northstar" and "Northstar at Tahoe", used in connection with the acquisition, ownership, construction, development and operation by Licensor of a ski resort in the North Lake Tahoe, California region (the "Ski Resort");

     Concurrently herewith, Licensor is selling to Licensee certain real property (the "Property") heretofore owned and used by Licensor in the operation of the Ski Resort, and in connection with such sale, Licensee desires to acquire a non-exclusive license to use and sublicense the Marks (as defined herein), and Licensor desires to license the use of the Marks (as defined herein) to Licensee, all on the terms and subject to the conditions set forth below;

     Also, concurrently herewith, (i) Licensee and East West Resort Development V, L.L.L.P., a Delaware limited liability limited partnership, are entering into an Operating Agreement of Northstar Mountain Properties, LLC of even date herewith (the "Operating Agreement") thereby forming a limited liability limited company to be known as Northstar Mountain Properties LLC, and (ii) Licensee is reselling the Property to Northstar Mountain Properties, LLC ("Sublicensee") and desires to sublicense the use of the Marks to Sublicensee (the "Sublicense");

     Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Operating Agreement; and

     Pursuant to the Operating Agreement, Sublicensee intends to own, hold, develop, construct, operate, sell or otherwise dispose of the Property and the Option Property, if any, in phases or segments, with each such phase or segment to be categorized as a separate project (a "Project"), as determined in the Master Development Plan and the Annual Plans as amended from time to time and to engage in such other business activities related to such properties as are more fully described therein. The geographic location of the Property and the Option Property is referred to herein as the "Territory." Upon the occurrence of certain events, the Sublicense may terminate and Sublicensee's right to own, hold, develop, construct, operate, sell, or otherwise dispose of certain Projects may become vested in Licensee.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and promises of the parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Marks. "Marks" as used herein, shall mean the trade names "Northstar" and "Northstar at Tahoe" and the service marks "Northstar" and "Northstar at Tahoe" (such trade names and service marks being evidenced by the federal registration numbers listed below), used in connection with the acquisition, ownership, construction, development and operation by Licensor of the Ski
Resort:

                  Trademark                     Registration No.
                  ---------                     ----------------
                  NORTHSTAR                     1,242,314
                  NORTHSTAR AT TAHOE            1,263,168

Such term shall specifically exclude all logos and designs related thereto including, without limitation, the "saw blade" design and its related service mark (Registration No. 1,242,315).

     2. Non-Exclusive License Grant. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, royalty-free license (the "License") to use the Marks in the Territory during the Term of this Agreement for the purposes set forth in Section 3 below, and to sublicense such rights.

     3. License Scope. The License shall be limited to the use of the Marks solely (a) as part of Licensee's trade name during the Term of this Agreement;
(b) as part of any Project's name and on signage associated with any Project; and (c) on literature, advertising or promotional materials (whether in print or electronic media) or Promotional Products (such as T-shirts, baseball caps or similar products), published and/or distributed by Licensee during the Term of this Agreement for the purpose of promoting the sale of Units in the Projects. "Promotional Products" as used herein shall mean products distributed free for promotional purposes. Promotional Products may bear the Marks only in association with Project names.

     4. No Restrictions on Licensor. Notwithstanding any provision in this Agreement to the contrary, Licensor or any other licensee or transferee of Licensor shall not be in any way restricted from any use of the Marks. Licensee acknowledges and agrees that Licensor may freely utilize for its own account and for any purposes whatsoever and transfer or license the Marks to any other person or entity for any purposes whatsoever.

     5. Licensed Use. Licensee agrees to use the Marks in a commercially reasonable manner and style and to take commercially reasonable steps to ensure that no act or omission of Licensee or use by Licensee shall in any manner reflect adversely upon the goodwill, prestige, image or reputation of the Marks or Licensor.

     6. Quality Control Standards.

          a. The parties acknowledge and agree that great value is placed on the Marks and the goodwill associated therewith, that the consuming public and the industry now associate the Marks with products and services of consistently high quality, and that the terms and conditions of this Agreement are necessary and reasonable to assure the consuming public and the industry that all goods and services of Licensee which are to be associated with the Marks hereunder are of the same consistently high quality as the goods and services currently provided by Licensor in association with the Marks.

          b. Licensee shall use the Marks only in connection with goods or services of at least equivalent quality to the goods or services currently provided by Licensor.

          c. Upon Licensor's reasonable request, Licensee shall furnish to Licensor, at no expense to Licensor, samples of all promotional materials and products on which the Marks are used, as well as samples of all related packaging, labels, stickers and displays, and any other materials on which the Marks are used.

          d. Licensee shall use the Marks on and in connection with the goods and services licensed hereunder, and the packaging, advertising and promotion thereof, only in a manner consistent with proper Mark usage.

          e. Whenever Licensee uses the Marks it shall clearly and prominently indicate Licensor's ownership of the Marks in all materials disseminated by Licensee in the following form or such other form designated by Licensor:

               i) in the case of Northstar: "Northstar is a registered trademark under the laws of the United States of America owned by Trimont Land Company. Trimont Land Company disclaims any and all liability to any third party relating to or arising from any goods or services offered by Licensee;" or

               ii) in the case of Northstar at Tahoe: "Northstar at Tahoe is a registered trademark under the laws of the United States of America owned by Trimont Land Company. Trimont Land Company disclaims any and all liability to any third party relating to or arising from any goods or services offered by Licensee."

except that with respect to any buildings, goods or services with respect to which Licensee is unable to clearly and prominently display the designation set forth above by reason of limited space or similar impediments, Licensee may use the designation (R) with the Marks. Notwithstanding anything herein to the contrary, Licensee shall at the request of Licensor include in any literature, advertising or promotional materials language in form and substance satisfactory to Licensor indicating that Licensor disclaims any and all liability to any third party relating to or arising from any goods or services offered by Licensee.

     7. Protection of Marks.

          a. Apart from actions for fraud, misrepresentation or the like, Licensee shall not, during the term of this Agreement or thereafter, contest the validity of Licensor's rights to the Marks, nor willingly become an adverse party to litigation in which such rights are contested.

          b. Licensee shall not (i) during the term of this Agreement, say, write or do anything with the intent to diminish the goodwill of Licensor associated with the Marks; and (ii) in any manner represent that it has any ownership rights in the Marks or registrations thereof.

          c. Licensor represents and warrants to Licensee that as of the date of this Agreement, to its Knowledge (as defined below): (i) it has full power, title to assets and authority to enter into this Agreement and to grant to Licensee the rights in the Marks as set forth herein; (ii) Licensee's exercise of the rights granted in this Agreement does not and will not violate in any material respect the intellectual property rights of any third party; and (iii) other than as listed in Section 1 of this Agreement, there are no other existing or pending federal trademark registrations respecting the Marks and no other licenses from third parties granting rights to Licensor with respect to Licensor's use or exploitation of the Marks. "Knowledge" as used herein means the actual present knowledge of Christopher P. Ryman, Elizabeth J. Cole and Timothy Silva, and does not include any matter not within their present recollection, any knowledge of any other past, present or future officer, director, shareholder, employee, agent or attorney of Licensor or any constructive or imputed notice of any matter or any item of information.

          d. Licensor shall, at Licensor's sole cost and expense, defend and indemnify Licensee, and all of its subsidiaries and sublicensees, and each and all of their present and future representatives, agents, officers, directors, employees and owners, of and from any claim made by a third party alleging facts, which, if true, would constitute a violation of any representation or warranty set forth in Section 7(c).

          e. Each party hereto agrees to give prompt written notice to the other party upon learning of any asserted or threatened claim made by any third party in relation to alleged acts of infringement or unfair competition or similar actions arising as a result of Licensor's or Licensee's use of the Marks. Furthermore, each of Licensor and Licensee shall have standing to pursue any alleged infringer of that party's own use of the Marks except that Licensee may not pursue any alleged infringer: (i) until such time as Licensor has elected not to pursue such alleged infringer and has promptly given written notice to Licensee to such effect or (ii) if Licensor declines to serve such notice upon Licensee pursuant to the preceding item (i), within thirty (30) days following Licensor's receipt of written notice from Licensee concerning such alleged infringer. If the parties proceed jointly against any alleged infringer, the expenses and recoveries, if any, shall be shared equally, and if they do not proceed jointly, either party shall, subject to the above, have the right to prosecute such action, such party shall bear all expenses thereof, and all recoveries shall belong to such party.

          f. During the Term of this Agreement, Licensor agrees to take reasonable steps to maintain in full force and effect Licensor's federal trademark registrations with respect to the Marks including the filing of affidavits, the payment of application renewal fees and other reasonable actions as required to maintain such federal trademark registrations in full force and effect.

     8. Ownership of Developed Marks. Licensor acknowledges and agrees that Licensee shall own that portion of any and all trademarks and servicemarks utilized by Licensee in conjunction with the Marks except for the Marks themselves (or any variation thereof) that are developed, authored, created, invented or otherwise originated by Licensee or any successor or assign of Licensee of this Agreement permitted hereunder. For example, should Licensee name a Project The Meadows at Northstar, Licensor shall not own the trademark The Meadows. Licensee shall have the right to apply for valid registrations in the name of Licensee with respect to such developed trademark (exclusive of the Marks). For example, Licensee may apply to register The Meadows but in no event shall Licensee apply to register Northstar, Northstar at Tahoe, The Meadows at Northstar or The Meadows at Northstar at Tahoe. All authorized use of the Marks pursuant to this License and the related goodwill shall inure to the benefit of Licensor.

     9. Consideration. The mutual covenants and considerations of the parties contained in this Agreement and the Operating Agreement are the consideration for the License granted hereunder.

     10. Term. Unless earlier terminated pursuant to the provisions of this Agreement, this Agreement shall continue in effect during the period that Licensee or Sublicensee is actively engaged in the acquisition, ownership, construction, development, operation or sale of the Projects, commencing on the date written above (the "Term").

     11. Termination. This Agreement may be terminated by Licensor for cause immediately upon the occurrence of any of the following events:

          a.  If  Licensee   breaches  in  any  material  respect  any  of  its
obligations  under this  Agreement  and fails to cure such breach  within sixty
(60) days after receipt of written notice describing the breach;

          b. If Licensee seeks protection under any bankruptcy, receivership, creditors arrangement or other comparable proceeding, or if any such proceeding is instituted against Licensee (and not dismissed within one hundred twenty
(120) days); or

          c. If Licensee ceases to conduct its business in the ordinary course for any reason, including, without limitation, by reason of dissolution or liquidation.

     12. Obligations of Licensee Upon Termination or Expiration. Upon the expiration or termination of this Agreement, all rights of Licensee hereunder shall immediately terminate, Licensee shall immediately cease and desist from all use of the Marks, change its name and shall not adopt any other name or mark incorporating the Marks, either alone or in conjunction with other words, or any other mark or designation confusingly similar to the Marks. Licensee further agrees to provide any and all assistance, and to execute any and all documents, necessary or appropriate to confirm Licensor's exclusive ownership of the Marks. Licensee agrees not to enter into any contract involving its use of the Marks that would extend beyond the term of this Agreement without the written consent of Licensor.

     As part of the sale of any Project to a Purchaser, Licensor agrees to enter into a license with the Purchaser containing terms and conditions substantially similar to those contained herein, except that the term of such license shall be limited to the term in which Licensor uses the Marks in connection with the Ski Resort. "Purchaser" shall mean a purchaser of a Project or substantially all of Licensee's or Sublicensee's interest in a Project (including a homeowners association, condominium association, timeshare interest, or development group).

     13. Miscellaneous.

          a. Indemnification. Licensee agrees to indemnify, defend and hold harmless Licensor, its principals, shareholders, officers, directors, employees and agents from any and all liabilities, claims, losses, damages and expenses (including counsel fees) relating to or arising from Licensee's use of the Marks, activities under this Agreement, and failure to observe or perform any of its obligations set forth herein or relating hereto, including the acts and omissions of Licensee's agents, officers and employees.

          b. Third Party Beneficiary. The parties herein agree and acknowledge that Northstar Mountain Properties, LLC, in its capacity as a sublicensee of the Marks, is an intended third party beneficiary of this Agreement. Licensor expressly acknowledges and agrees to Section 7(f) of that certain Trademark Sublicense Agreement dated as of September , 2000, by and between Licensee and Northstar Mountain Properties, LLC.

          c. Inurement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that, Licensee shall not transfer, sublicense or assign any of its rights or privileges hereunder without the prior written consent of Licensor; provided, however, that Licensor hereby consents to the Sublicense.

          d. Independence of Parties. The status of the parties under this Agreement shall be that of independent contractors and neither party shall be deemed or construed to be an employee, agent, partner or legal representative of the other party for any purpose whatsoever. Neither party shall have the right or authority to assume or otherwise create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind the other party in any manner whatsoever.

          e. Notices. Any notice required by this Agreement shall be in writing and sent via guaranteed overnight carrier, courier delivery or certified mail, return receipt requested, and addressed as shown below. Any such notice will be effective on the date delivered.

            Licensor:

            Trimont Land Company
            1000 South Frontage Road, Suite 100
            Vail, Colorado  81657
            Attention:  Elizabeth J. Cole and Christopher P. Ryman

            Copy to:

            Michael D. Beck, Esq.
            Loeb & Loeb LLP
            345 Park Avenue
            New York, New York 10154

            Licensee:

            Trimont Land Holdings, Inc.
            1000 South Frontage Road, Suite 100
            Vail, Colorado  81657
            Attention:  Elizabeth J. Cole and Christopher P. Ryman

            Copy to:

            Michael D. Beck, Esq.
            Loeb & Loeb LLP
            345 Park Avenue
            New York, New York 10154

          f. Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the law of any jurisdiction, the validity of the remaining parts or provisions shall not be affected by such holding, unless such unenforceability substantially impairs the benefit of the remaining portion of this Agreement. In addition, the parties agree to negotiate in good faith to substitute enforceable provisions which most clearly affect the parties' intent in entering into this Agreement.

          g. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of California.

          h. Integration. This Agreement, together with the Operating Agreement, embody the entire understanding of the parties as it relates to the subject matter contained herein and as such, supersedes any prior agreement or understandings between the parties relating thereto. No amendment or modification of this Agreement shall be valid or binding upon the parties unless signed by their respective, duly authorized officers.

          i. Waiver. No failure or delay on the part of either party in the exercise of any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or privilege preclude other or further exercise thereof or of any other right or privilege. No waiver shall be binding unless executed, in writing, by the party making the waiver.

          j. Headings. The headings used in this Agreement are for convenience only and are not to be used in interpreting the obligations of the parties under this Agreement.


      [remainder of this page intentionally left blank, signatures follow]

IN WITNESS WHEREOF, the parties hereto attest that they have been duly authorized to execute this Agreement and have so executed this Agreement made effective as of the date first above written.

                              LICENSOR:
                              --------

                              TRIMONT LAND COMPANY, a California corporation



                              By:  /s/ Elizabeth J. Cole
                                 ----------------------------------------------
                                 Elizabeth J. Cole, Executive Vice President



                              LICENSEE:
                              --------

                              TRIMONT LAND HOLDINGS, INC.,
                              a Delaware corporation

                              By:  /s/ Elizabeth J. Cole
                                 ----------------------------------------------
                                 Elizabeth J. Cole, Executive Vice President

                                   EXHIBIT H

                                   Net Lease

                                   ---------


                              NET LEASE AGREEMENT

          THIS NET LEASE (as the same may be amended or otherwise modified from time to time, this "Lease") dated as of the 22nd day of September, 2000 by and between TRIMONT LAND HOLDINGS, INC., a Delaware corporation, having an address at c/o Booth Creek Ski Holdings, Inc., 1000 S. Frontage Road West, Suite 100, Vail, Colorado 81657 (hereinafter referred to as "Lessor") and TRIMONT LAND COMPANY, a California corporation, having an address at c/o Booth Creek Ski Holdings, Inc., 1000 S. Frontage Road West, Suite 100, Vail, Colorado 81657 (hereinafter referred to as "Lessee").

          WHEREAS Lessor is the owner of those certain tracts or parcels of land situated in Placer County, California, which is more fully described in Exhibit "A" attached hereto (hereinafter referred to as the "Land"), excluding all Improvements (as hereinafter defined) erected thereon and all water rights derived therefrom, and

          WHEREAS Lessor agreed prior to the delivery to Lessor of the Deed and as a condition of Lessee's delivery of the Deed to Lessor to enter into this Lease and a memorandum of this lease.

          NOW THEREFORE, the parties hereto, in consideration of the premises and intending to be legally bound, agree as follows:

          1. Leased Premises. Lessor hereby leases to Lessee, and Lessee hereby hires from Lessor the portion of the Land described on Exhibit "B" attached hereto (the "Leased Premises") and all improvements owned by Lessor thereon.

          2. Term.  The term of this Lease (the  "Term")  shall be  ninety-nine
(99) years commencing on the date first above written, and expiring on midnight, on the day preceding the ninety-ninth anniversary of the date first above written or such earlier date as this Lease, or portions thereof, may be terminated as expressly set forth herein.

          3. Rent During Term. Lessee agrees to pay to Lessor an annual net minimum rent ("Minimum Rent") equal to One Dollar ($1.00) per annum. The Minimum Rent has been paid by Lessee to Lessor in advance in a lump sum payment of Ninety-Nine Dollars ($99.00), receipt of which is hereby acknowledged by Lessor.

          4. Real Estate Taxes and Assessments.

               (a) Throughout the Term hereof, Lessor shall pay, before they become delinquent, all real estate taxes, assessments, water and sewer rents and charges, liens, and all other governmental charges, whether general or special, ordinary or extraordinary, which are imposed upon the Land (hereinafter referred to as "Tax" or collectively as "Taxes"). Lessee will pay an equitable share of such total tax allocable to the Leased Premises within ten (10) days following Lessee's receipt of proof of payment and a bill from Lessor for Lessee's allocable share. Lessee will reimburse Lessor with interest at four percent (4%) above the Prime Rate (as hereinafter defined) for any Tax payable by Lessee which is not paid when due from Lessee. Lessee may pay any tax payable by Lessor which is not paid when due and Lessor will reimburse Lessee with interest at four percent (4%) above the Prime Rate (as hereinafter defined).

               (b) Any Taxes assessed during the Term which are payable in installments may be paid in such installments over the longest period of time permissible by law.

               (c) The Lessor, or the Lessee, in the name of Lessor, may contest or appeal any Tax, provided that such contesting party complies with the requirements of any Tax and of any Leasehold Mortgage (as hereinafter defined). If the contesting party shall receive any benefit of such contest or appeal, after reimbursement to the contesting party of the expenses thereof, the balance shall be allocated between Lessor and Lessee on the same basis as payment of such Tax is allocated between them pursuant to paragraph (a) above.

               (d) At any time following the earlier to occur of (i) the fifth anniversary of the date of this Agreement or (ii) a material default by Lessor under Paragraph 4(a) above, Lessor and Lessee shall promptly make arrangements with the appropriate taxing authorities to cause the Leased Premises to be taxed as one or more separate tax lots from Land.

               (e) Nothing in this Lease shall be construed as placing upon Lessee any obligation to pay any income tax, franchise tax or corporate stock tax of Lessor.

          5. Net Lease. The Lessor and Lessee agree that this is a "net lease" and that Lessor shall not, during the Term of this Lease, be responsible for any costs, charges or expenses required to be paid to maintain and carry the Leased Premises or to continue the ownership of Lessor, other than payments under any deed of trust or other obligations now existing or hereafter created by Lessor or those expressly provided for herein or in that certain easement agreement of even date herewith encumbering the Leased Premises (as such easement agreement may be amended or restated from time to time, the "Easement Agreement").

          6. Lessor's Title; Quiet Enjoyment. Lessor represents and covenants that it has fee simple title to the Leased Premises with full right and authority to make this Lease. Lessee shall have quiet and peaceful possession and enjoyment of the Leased Premises during the Term.

          7. Use. Lessee may use the Leased Premises for any lawful purpose.

          8. Possession. Lessor shall deliver possession of the Leased Premises to Lessee on the date of this Lease.

          9. Compliance with Laws. Throughout the Term Lessee shall indemnify, defend and hold Lessor harmless from any fines, penalties, claims or damages arising by reason of the violation by Lessee of any laws, ordinances, orders, requirements or regulations of any Federal, State, County or Municipal authorities having jurisdiction over the Leased Premises. Lessee may contest the validity of any such law, order, ordinance, requirement or regulation. Lessee need not comply with any such requirements which are the obligations of the Lessor under the terms of the Easement Agreement.

          10. Improvements Upon Leased Premises.

               (a) Lessee may, at any time after commencement of the Term, destroy, remove, alter or make any Improvements upon the Leased Premises. Neither Lessor nor Lessee shall be under any obligation to construct or maintain any Improvements upon the Leased Premises; and any monies received by Lessor as compensation for damage or loss to Improvements on the Leased Premises shall be paid to Lessee and are hereby assigned to Lessee.

          11. Ownership of Improvements.

               (a) Title to any buildings, improvements and/or fixtures which are now or shall be hereafter during the Term of the Lease placed in or upon or affixed to the Leased Premises ("Improvements") shall remain in Lessee and Lessee alone shall be entitled to claim depreciation therefor; and Lessor agrees to subordinate all rights, if any, which Lessor may have in any of such Improvements to the rights of Lessee and any Leasehold Mortgagee. Lessee may remove the Improvements at any time before or upon vacating the Leased Premises.

               (b) Notwithstanding any existing or future statute, law or rule of law to the contrary, Lessor hereby waives, releases and relinquishes any and all rights of distraint, levy, attachment or recourse to the Improvements belonging to Lessee or any of the sublessees of Lessee or any other person, firm or corporation, or any rent payable by any sublessee. Provided that, although the foregoing waiver, release and relinquishment shall be self-operative without the necessity for any further instrument or document, Lessor hereby agrees, without limiting the effectiveness of the foregoing waiver, release and relinquishment herein contained, to furnish Lessee (and/or Lessee's sublessees or any vendor or other supplier under a conditional sale, chattel mortgage or other security arrangement, any consignor, any holder of reserved title or any holder of a security interest), upon written request from time to time, waivers of Lessor's rights of distraint, levy, attachment or recourse on any such Improvements and exempting the same from distraint, levy, attachment or recourse.

          12. Utilities. Lessee shall pay all charges for utility services furnished to the Leased Premises.

          13. Indemnification. Lessee shall save Lessor harmless from any liability or expense of any nature arising from injury to persons or property on or about the Leased Premises, or in connection with Lessee's occupancy of the Leased Premises, excepting any such liability or expense caused by the negligence or willful conduct of Lessor. Any liability insurance maintained by Lessee shall name both Lessor and Lessee as the insured parties.

          14. Casualty.

               (a) The respective obligations of Lessor and Lessee shall not be affected by fire or other casualty. Lessor agrees that Lessor shall make no claim against Lessee, and Lessee's employees, servants, agents or tenants in connection with any casualty damaging the Leased Premises, whether or not caused by the negligence of Lessee, Lessee's employees, servants, agents or tenants.

               (b) Lessor acknowledges and agrees that it shall not have any claim against any insurance proceeds payable to Lessee and that in the event the first Leasehold Mortgagee requires insurance proceeds to be used to repay the indebtedness secured by the Leasehold Mortgage, such proceeds may be so utilized (as hereinafter defined). Otherwise the insurance proceeds may be used for restoration or as otherwise permitted by the Leasehold Mortgagee or if the indebtedness has been paid in full, such proceeds may be used as determined by Lessee.

          15. Eminent Domain.

               (a) If all or any portion of the Leased Premises is taken by any right of eminent domain, Lessor agrees to give immediate notice thereof to Lessee.

               (b) If all or any portion of the Leased Premises shall be so taken, Lessee may, subject to the provisions of Section 16(b) hereof, terminate this Lease with respect to all or any portion of the Leased Premises by giving written notice to Lessor within three (3) months of receipt from Lessor of notice of such taking. Upon any such termination both parties shall be released from any further liability under this Lease with respect to such portions of the Leased Premises affected by such termination.

               (c) Whether or not this Lease is terminated as herein provided, each party may make claim for its own award as its interest may appear;
however, in any event (i) Lessor hereby assigns to Lessee any condemnation award made for damage to or taking of Improvements on the Leased Premises and for the value of Lessee's leasehold interest and (ii) the holder of any Leasehold Mortgage shall be paid all of any award set forth in clause (i) above to the extent of the unpaid principal sum of interest and all other amounts due under such mortgage at the time of the taking, with such payments being made in the order of priority of each such Leasehold Mortgage, prior to the payment of any portion of such award to Lessor or Lessee.

          16. Leasehold Mortgages. Lessee, and every successor and assign of Lessee, is hereby given the right (exercisable at any time from time to time), without Lessor's prior written consent, to mortgage its interest in this Lease, under one or more leasehold mortgage(s) ("Leasehold Mortgage(s)"), and to assign this Lease as security. Any such Leasehold Mortgage may encumber other property or properties of Lessee in addition to Lessee's interest in this Lease. If Lessee and/or Lessee's successors or assigns shall mortgage this leasehold, and if the holder ("Leasehold Mortgagee") of the Leasehold Mortgage shall send to Lessor a true copy thereof, together with written notice specifying the holder's name and address, Lessor agrees that the following provisions shall apply to each such Leasehold Mortgage and to any successive holders thereof, and shall supersede any inconsistent provisions contained in any other Paragraph of this Lease, as long as the Leasehold Mortgage shall remain unsatisfied of record or until written notice of satisfaction is given by the holder thereof to Lessor.

               (a) Without the prior written consent of each Leasehold Mortgagee, Lessor shall not accept any voluntary surrender of this Lease, nor shall Lessor and Lessee enter into any agreement modifying or amending this Lease or any term or condition of this Lease, nor shall Lessee exercise any right or option to cancel or terminate this Lease. No voluntary surrender of this Lease, or amendment or modification of this Lease, or exercise by Lessee of any such right or option to cancel or terminate this Lease shall be effective until Lessor receives the written consent of each Leasehold Mortgagee.

               (b) So long as any Leasehold Mortgage is in existence, unless all Leasehold Mortgagees shall otherwise expressly consent in writing, the fee title to the Premises and the leasehold estate of Lessee created by this Lease shall not merge, but shall remain separate and distinct, notwithstanding the acquisition of both fee title to the Leased Premises and the leasehold estate by Lessor, or by Lessee, or by any Leasehold Mortgagee, or by any other party.

               (c) Lessor shall not exercise any rights or remedies pursuant to this Lease, including, but not limited to, any rights to re-enter, re-possess or re-let the Leased Premises, without first having terminated this Lease.

               (d) Lessor shall, upon providing Lessee with any notice of default or notice of termination or other notice provided for in this Lease, simultaneously provide a copy of such notice to each Leasehold Mortgagee and no such notice to Lessee shall be effective until a copy of such notice is so provided to each Leasehold Mortgagee. Each Leasehold Mortgagee shall thereupon have the same right as Lessee, but not the obligation, to remedy or to cause to be remedied or to commence to remedy the defaults which are the subject matter of such notice, in addition to the other rights granted to each Leasehold Mortgage in this Paragraph 16. Lessor shall accept such performance by or at the instigation of such Leasehold Mortgagee as if the performance had been done by Lessee. Lessee authorizes each Leasehold Mortgagee to take any such action at such Leasehold Mortgagee's option and each Leasehold Mortgagee is hereby authorized to enter on the Leased Premises for such purpose.

               (e) Anything contained in this Lease to the contrary notwithstanding, if any default shall occur which constitutes an Event of Default (as hereinafter defined) pursuant to Paragraph 22 of this Lease, Lessor shall have no right to terminate this Lease by reason of such Event of Default unless, following the expiration of any applicable period of time given Lessee to cure such default, Lessor shall first submit to each Leasehold Mortgagee a notice of default (the "Mortgagee Notice of Default"), which shall contain a statement of all existing Events of Default under the Lease. If within sixty

(60) days after receipt of such Mortgagee Notice of Default, a Leasehold Mortgagee shall have cured any stated monetary Event of Default and/or shall have cured or commenced to cure any stated non-monetary Event of Default and shall thereafter prosecute the same to completion with reasonable diligence, then in such event, Lessor shall not be entitled to terminate this Lease and both the notice of default given to Lessee and the Mortgagee Notice of Default given to each Leasehold Mortgagee shall be null and void and of no effect. In the event that a Leasehold Mortgagee shall fail either to comply with the provisions of this subparagraph (e) or to notify Lessor of its intent to proceed under subparagraph (f) below, then at the expiration of such sixty (60) day period Lessor may, at its option, submit a Notice of Termination pursuant to subparagraph (g) below and, subject to the provisions of subparagraphs (f) and (g) below, terminate this Lease pursuant to the provisions of this Paragraph and Paragraph 24 of the Lease by reason of such Event of Default.

               (f) In addition, notwithstanding anything to the contrary contained in this Lease, if any default shall occur which constitutes an Event of Default pursuant to Paragraph 22 of this Lease and Lessor shall elect to terminate this Lease by reason of such Event of Default, a Leasehold Mortgagee shall not only have the right to nullify the notice of default to Lessee and the Mortgagee Notice of Default as set forth in subparagraph (e), but shall also have the right to postpone Lessor's right to terminate this Lease following the expiration of the sixty (60) day period referred to in subparagraph (e), provided:

                    (i) that Leasehold Mortgagee shall notify Lessor within such sixty (60) day period or within thirty (30) days after its receipt of Lessor's Notice of Termination referred to in subparagraph (e) above, whichever is later, that it has elected to proceed under this subparagraph (f); and

                    (ii) that Leasehold Mortgagee shall:

                         (A)  cure or cause to be  cured  any  stated  monetary
Event of Default; and

                         (B)  pay  or  cause  to be  paid  any  other  monetary
obligations of Lessee under this Lease as such becomes due and attempt in good faith to perform all of Lessee's other obligations under this Lease, excepting any non-monetary obligations of Lessee under this Lease which are not reasonably susceptible of being complied with or performed by a Leasehold Mortgagee without having gained possession of the Premises; and take steps to acquire or sell Lessee's interest in this Lease by foreclosure or otherwise and prosecute the same to completion with reasonable diligence, except if enjoined or stayed and to the extent enjoined or stayed.

          If at the end of the six-month period following the sixty (60) day period referred to in subparagraph (e), Leasehold Mortgagee is complying with this subparagraph (f), the postponement of Lessor's right to terminate this Lease shall continue, and the time for completion by Leasehold Mortgagee of the acquisition or sale of Lessee's interest in this Lease shall continue, so long as Leasehold Mortgagee is enjoined or stayed or, in the absence of being enjoined or stayed, for so long as Leasehold Mortgagee proceeds to acquire or sell Lessee's interest in this Lease by foreclosure or otherwise with reasonable diligence and continuity. If Leasehold Mortgagee is complying with the provisions of this subparagraph (f), then upon Leasehold Mortgagee's having caused this Lease to be transferred by foreclosure, assignment in lieu of foreclosure or otherwise, this Lease shall continue in full force and effect, as if there were no default hereunder, as a lease between Lessor and Leasehold Mortgagee, or its designee, or the purchaser of the leasehold estate in any foreclosure proceedings, or the assignee or transferee of the leasehold estate under any assignment or transfer in lieu of foreclosure. Nothing in this subparagraph (f), however, shall be construed to extend this Lease beyond the original term hereof or to require Leasehold Mortgagee to continue such foreclosure or other steps after the stated Event of Default has been cured. If the stated Event of Default shall be cured and Leasehold Mortgagee shall discontinue such foreclosure or other steps, this Lease shall continue in full force and effect as if Lessee had not defaulted under this Lease. In the event all Leasehold Mortgagees either have not elected to proceed under the provisions of this subparagraph (f) or if any have elected to proceed under this subparagraph (f) and thereafter all have failed to comply with the terms and conditions hereof, Lessor may, at its option, give a Notice of Termination pursuant to subparagraph (g) below and, subject to the provisions of subparagraph (g) below, terminate this Lease pursuant to the provisions of this Paragraph and Paragraph 24 of this Lease.

               (g) Lessor agrees that, in order to terminate this Lease (which for purposes of this subparagraph (g) shall also include any succeeding lease made pursuant to this subparagraph or like provisions of any such succeeding lease) by reason of the default of Lessee, Lessor shall, in addition to providing any notice of default to Lessee required under Paragraph 23 of this Lease (with a copy of such notice to each Leasehold Mortgagee) and the Mortgagee Notice of Default required under subparagraph (e) above, provide Lessee and each Leasehold Mortgagee with written notice of Lessor's intent to terminate this Lease (the "Notice of Termination"), together with a statement of the proposed effective date of such termination (the "Statement"), the existing Events of Default and all other defaults under this Lease then known to Lessor, at least sixty (60) days in advance of the proposed effective date of the termination. Lessor agrees to enter into a new lease of the Leased Premises with Leasehold Mortgagee, or its designee, for the remainder of the term of this Lease, effective as of the date of such termination, at the rent, and upon the terms, covenants and conditions (including any options to extend) of this Lease provided:

                    (i) Leasehold Mortgagee, or its designee, shall make written request upon Lessor for such new lease within sixty (60) days after it has received the foregoing Notice of Termination and Statement; and

                    (ii) at the time of the execution and delivery of such new lease, Leasehold Mortgagee, or its designee, (A) shall pay to Lessor any and all monetary amounts due under this Lease at the time of such termination, less the income collected by Lessor from the Leased Premises subsequent to the date of Lessee's default under this Lease and prior to the execution and delivery of the new lease and (B) shall cure or commence to cure any stated defaults or Events of Default which are reasonably susceptible of being cured by Leasehold Mortgagee and shall thereafter prosecute the same to completion with reasonable diligence.

          If the holders of more than one Leasehold Mortgage shall make written request upon Lessor for a new lease in accordance with the provisions of this subparagraph (g), the new lease shall be entered into pursuant to the request of the holder whose Leasehold Mortgage shall be prior in lien, and the written request for a new lease of each holder of a Leasehold Mortgage junior in lien shall be and shall be deemed to be void and of no force or effect.

          This Lease shall be and shall be deemed to constitute the new lease in favor of the first lien Leasehold Mortgagee unless the first lien Leasehold Mortgagee or its designee shall elect by notice given to Lessor within the sixty (60) day period after receipt of the Notice of Termination and Statement to terminate the new lease. Upon request of the first lien Leasehold Mortgagee, Lessor will enter into a new lease in confirmation of the new lease granted to the first lien Leasehold Mortgagee, provided that failure to do so shall not affect the validity or effectiveness of the new lease.

          Any new lease pursuant to this subparagraph (g) shall have the same priority as this Lease with respect to any fee mortgage ("Fee Mortgage") or other lien, charge or encumbrance on the land and/or the Lessor's reversionary interest in the Leased Premises, and the lessee under such new lease shall be liable thereunder only during such period after the effective date of the new lease as it owns the leasehold estate. Any Fee Mortgage or other lien, charge or encumbrance on the Land and/or the Lessor's reversionary interest in the Premises which is subject to the terms of this Lease shall be subject to the terms of the new lease without any further act or agreement such that any fee mortgagee ("Fee Mortgagee") and/or any judgment creditor or lienor shall have no greater rights with respect to the new lease than with respect to this Lease; each Fee Mortgagee by accepting a fee mortgage and each judgment creditor or lienor by entering a judgment or lien shall be deemed to have agreed (i) that such Fee Mortgage, judgment or lien shall be subject in all respects to the terms and conditions of the new lease and (ii) that such Fee Mortgagee or judgment creditor shall have no greater rights with respect to the Leased Premises than those of Lessor under the new lease, and shall, from time to time upon written request and without charge, execute, acknowledge and deliver such instruments reasonably requested by any Leasehold Mortgagee to evidence the foregoing agreement. Lessor shall assign to Leasehold Mortgagee or its designee under the new lease any subleases that may have been assigned to Lessor or entered into by Lessor, and all of Lessor's rights thereunder. Any such new lease shall expressly provide that the liability of the Leasehold
Mortgagee or its nominee shall be limited to its interest in the leasehold estate.

               (h)  Nothing   contained  herein  shall  require  any  Leasehold
Mortgagee or its designee, as a condition to its exercise of any of its rights under this Paragraph 16:

                    (i)  to  cure  any   default  of  Lessee   not   reasonably
susceptible of being cured by any person or entity other than Lessee; or

                    (ii) to cure or commence to cure any Event of Default consisting of Lessee's failure to satisfy or discharge any lien, charge or encumbrance against Lessee's interest in this Lease or the Leased Premises which is junior in priority to the lien of the Leasehold Mortgage held by such Leasehold Mortgagee (provided that such junior lien is not a lien on the fee estate in the premises).

          Any such default referred to in clauses (i) and (ii) of this subparagraph (h) which is not cured by Leasehold Mortgagee, its nominee, designee or purchaser upon foreclosure, assignment in lieu of foreclosure or other enforcement of the Leasehold Mortgage shall be deemed waived by Lessor upon completion of such foreclosure, assignment in lieu of foreclosure or other enforcement of the Leasehold Mortgage or upon the effectiveness of a new lease.

               (i) For purposes of this Lease, a transfer of this Lease by way of foreclosure or in lieu of foreclosure shall not constitute an assignment of this Lease requiring Lessor's consent nor shall it constitute an Event of Default hereunder. A Leasehold Mortgagee, as such, shall not be deemed to be an assignee or transferee of this Lease or of the leasehold estate so as to require such Leasehold Mortgagee to assume the performance of any of the terms, covenants and conditions on the part of Lessee to be performed hereunder. The liability of any Leasehold Mortgagee, its successors and assigns, shall be limited in all respects to its interest in this Lease and the leasehold estate created hereby. Neither the Leasehold Mortgagee, its successors or assigns, nor any agents, partners, officers, trustees, directors, shareholders or principals (disclosed or undisclosed) of such Leasehold Mortgagee, its successors or assigns, shall have any personal liability hereunder and no judgment or decree that shall be enforceable beyond the interest of the Leasehold Mortgagee, or its successors or assigns, in the leasehold estate created under this Lease shall be sought or entered in any action or proceeding brought on account of or in connection with any default in the keeping, observance or performance of any covenant, agreement, term or-condition of this Lease. The purchaser at any sale of this Lease and of the leasehold estate in any proceedings for foreclosure of any Leasehold Mortgage, or the assignee or transferee of this Lease and of the leasehold estate under any instrument of assignment or transfer in lieu of the foreclosure of any Leasehold Mortgage shall be deemed to be an assignee or transferee within the meaning of Paragraph 18 of this Lease and shall be deemed to have (i) agreed to perform all of the terms, covenants and conditions on the part of Lessee to be performed hereunder which arise or accrue from and after the date of such purchase or transfer; and (ii) to cure all existing defaults of Lessee under this Lease, other than those defaults which are not reasonably susceptible of being cured by any person or entity other than Lessee; but the liability of any such purchaser or transferee shall be limited in all respects to its interest in this Lease and the leasehold estate created hereby, and neither such purchaser or transferee, its successors or assigns, nor any agents, partners, officers, directors, shareholders or principals (disclosed or undisclosed) of such purchaser or transferee, its successors or assigns shall have any personal liability hereunder and no judgment or decree that shall be enforceable beyond the interest of such purchaser or transferee in the leasehold estate created under this Lease shall be sought or entered in any action or proceeding brought on account of any default in the keeping, observance or performance of any covenant, agreement, term, provision or condition of this Lease.

               (j) Lessor shall, upon request, execute, acknowledge and deliver to each Leasehold Mortgagee an agreement, prepared at the sole cost and expense of Lessee and in form satisfactory to such Leasehold Mortgagee, among Lessor, Lessee and the Leasehold Mortgagee, confirming and agreeing to all of the provisions of this Paragraph 16. The provisions of this Paragraph 16 shall be for the benefit of and enforceable by any Leasehold Mortgagee without the necessity for and regardless of whether any such confirmation agreement shall be requested or executed.

               (k) If Lessee shall fail to timely exercise any option provided to Lessee under this Lease, Leasehold Mortgagee shall nevertheless have the right to exercise such option for Lessee provided that it does so not later than thirty (30) days after written notice from Lessor that Lessee has failed to timely exercise such option.

               (l) No payment made to Lessor by a Leasehold Mortgagee shall constitute agreement that such payment was, in fact, due under the terms of this Lease; and any Leasehold Mortgagee having made any payment to Lessor pursuant to Lessor's wrongful, improper or mistaken notice or demand shall be entitled to the return of any such payment.

               (m) Notices from Lessor to any Leasehold Mortgagee shall be in writing and mailed to such Leasehold Mortgagee by registered or certified mail, postage prepaid, return receipt requested, or hand delivered at the address furnished by such Leasehold Mortgagee pursuant to this Paragraph 16, and those from any Leasehold Mortgagee to Lessor shall be in writing and hand delivered or mailed to Lessor by registered or certified mail, postage prepaid, return receipt requested, at the address designated in the preamble of this Lease; or in either case to such other address as the party to receive the notice shall have specified by notice given pursuant hereto. Notices from Lessor to any Leasehold Mortgagee shall not be deemed given or effective until the date they have been received.

               (n) Neither Lessee nor Lessor shall be deemed to be a third party beneficiary of the rights granted hereunder to Leasehold Mortgagees and no Leasehold Mortgagee shall have any obligation to either Lessee or Lessor to account for any decision it may make as to whether or not it elects to exercise its rights hereunder or any duty to either Lessee or Lessor to exercise its rights hereunder in any particular manner or order, other than that which Leasehold Mortgagee, in its sole discretion, shall deem appropriate and in its own best interests.

          17. Lessor's Joinder. Lessor will upon request from Lessee, and without any cost or expense to Lessor, (a) join with Lessee in any and all applications and consents for permits, licenses, zoning changes, annexation of the Leased Premises to any governmental unit, or any other authorizations required by any governmental or other body claiming jurisdiction in connection with any work on or pertaining to the Leased Premises or the enjoyment of any of Lessee's rights and privileges hereunder; and (b) join with Lessee in any grants for easements or dedications or conveyances for electricity, telephone, gas, water, sewer and other public utilities and facilities and in any dedications of streets, as Lessee may require for the use of the Leased Premises. Lessor agrees to execute such applications, consents and other documents as may be required in order to effectuate any of the foregoing.

          18. Assignment and Subletting.

               (a) Lessee may assign this Lease or sublease the whole or any part of the Leased Premises from time to time without the prior consent of Lessor.

               (b) In each such case of an assignment, the assignee shall, in the instrument of assignment or in a duly executed and acknowledged collateral instrument, assume the performance of all of the terms, covenants and conditions on the part of Lessee to be performed hereunder from and after the date of such assignment. Lessee agrees to deliver to Lessor promptly following any assignment of this Lease a duplicate original counterpart of the instrument of assignment, in recordable form, and of any collateral instrument of the character described above. Upon any such assignment as in this Paragraph permitted and delivery to Lessor of such duplicate original counterpart of the instrument of assignment and of any such collateral instrument, Lessee shall be released from the performance of all of the terms, covenants and conditions of this Lease thereafter to be performed by Lessee, but nothing herein contained shall release Lessee from the performance of any of the terms, covenants and conditions required to be performed by Lessee prior to the time of any such assignment.

               (c) Notwithstanding anything to the contrary contained in subparagraph 18(b), for the purpose of this Paragraph the making of a Leasehold Mortgage shall not be deemed to constitute an assignment of this Lease or of the leasehold estate hereby created, shall not require the delivery of an assignment and assumption agreement, nor shall any Leasehold Mortgagee, as such, be deemed an assignee of this Lease or of the leasehold estate hereby created so as to require such Leasehold Mortgagee, as such, to assume the performance of any of the terms, covenants or conditions on the part of Lessee to be performed hereunder but the purchaser at any sale of this Lease and of the leasehold estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignee of this Lease and of the leasehold estate hereby created under any instrument of assignment in lieu of the foreclosure of any Leasehold Mortgage, shall be deemed to be an assignee within the meaning of this Paragraph and shall be deemed to have assumed the performance of all of the terms, covenants and conditions on the part of Lessee to be performed hereunder from and after the date of such purchase and assignment.

          19. Estoppel Certificate. Upon not less than fifteen (15) days prior written request by Lessee or Lessee to Lessor or Lessee, respectively, Lessor or Lessee, as the case may be, shall execute, acknowledge and deliver to Lessee or Lessor, as the case may be, and/or to any mortgagee, purchaser, lessee or sublessee of Lessee or Lessor, as the case may be (or prospective mortgage lender, purchaser, lessee or sublessee), a statement in writing certifying to the best of the certifying party's knowledge, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified, and setting forth the modifications), setting forth the dates to which the rent and charges payable by Lessee and Lessor hereunder have been paid and whether or not there is any existing default by Lessee or Lessor or notice of default served by Lessor upon Lessee, or Lessee upon Lessor, and stating the nature of any such defaults, it being intended that any such statement delivered pursuant to this Paragraph may be relied upon by any existing or prospective assignee, lessee, sublessee or mortgagee of Lessee or Lessor, as the case may be.

          20. Notice. All notices required or permitted to be served hereunder or by law, between Lessor and Lessee shall be in writing by certified or registered mail, return receipt requested, addressed to the parties at the addresses specified on page one of this Lease or such other address as each party may notify the other party of in writing. In addition, copies of all notices sent by Lessor to Lessee shall be sent to Michael D. Beck, Esq., Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154 and copies of all notices sent by Lessee to Lessor shall be sent to James F. Wood, Esq. Sherman & Howard L.L.C., 633 Seventeenth Street, Suite 3000, Denver, Colorado 80202 and James R. Wear, Esq., Wear Travers & Davis PC, 1000 S. Frontage Rd. W., Suite 200, Vail, Colorado 81657.

          21. Attornment. In the event of the termination of this Lease or Lessee's rights and privileges hereunder prior to its expiration date, Lessor covenants that (a) Lessee's sublessees shall not be disturbed in their possession in accordance with the terms and conditions of their respective subleases, except for such cause as would entitle Lessee hereunder to terminate any such sublessee's sublease, (b) each such sublease, if then in existence, shall continue with the same force and effect as if Lessor and the sublessee, as lessee, had entered into a lease containing the same terms, covenants and conditions as those contained in the sublease, and (c) Lessor shall accept the attornment of any such sublessees as lessee to Lessor. Lessor agrees, without limiting the effectiveness of the foregoing covenants and agreements, on request by Lessee or any sublessee from time to time, promptly to execute, acknowledge and deliver all such instruments or documents as may be requested by Lessee or any sublessees in confirmation of the foregoing, and in default thereof, Lessee hereunder is hereby authorized as Lessor's duly appointed attorney-in-fact to execute such instruments or documents in and on behalf of Lessor.

          22. Events of Default. Subject to the notice and grace provisions provided below, it shall be an event of default ("Event of Default") if Lessee violates or fails to keep, perform or comply with any of the material terms, provisions and covenants to be kept, complied with and performed under this Lease by Lessee.

          23. Notice and Grace. It is agreed that no Event of Default on the part of Lessee shall be deemed to have occurred unless Lessor shall have given Lessee notice of the alleged default and

               (a) with respect to an alleged monetary default, Lessee shall have not remedied such alleged default within sixty (60) days after receipt of such notice, and

               (b) with respect to any other alleged default, Lessee shall not have within one hundred and twenty (120) days after receipt of such notice commenced action to remedy such default and diligently prosecuted such action thereafter.

          24. Remedies. Upon the occurrence of an Event of Default by Lessee, Lessor shall be entitled to exercise the remedies set forth below:

               (a) Lessor, subject to the rights of Leasehold Mortgagees herein set forth, shall have the right to terminate this Lease by giving Lessee notice of termination, and upon the date specified in the notice of termination Lessee's right of occupancy, together with all other right, title and interest of Lessee under this Lease shall cease as if that date were the expiration date of the term of this Lease, without the necessity of re-entry or any other act on Lessor's part. If this Lease is terminated as aforesaid Lessor may re-enter the Leased Premises by summary proceeding, ejectment or otherwise, and may dispossess Lessee.

               (b) Lessor shall have the right to obtain from a court of competent jurisdiction injunctive relief, specific performance and such other equitable remedies as may be permitted by law.

               (c) If the Event of Default is the failure of Lessee to make any payment required to be made by Lessee to third parties hereunder, Lessor may, but shall not be obligated to, make such payments on behalf of Lessee, provided Lessor shall have given Lessee notice of its intention to do so, and Lessee shall have failed to make the payment or perform the obligations, or commence performance, within thirty (30) days after receipt of the notice. All sums so expended by Lessor, together with interest thereon at the Prime Rate plus four percent (4%) per annum, shall be repaid by Lessee to Lessor on demand. "Prime Rate" shall mean the publicly announced prime rate of Chase Manhattan Bank or its successor or the survivor in the event of bank merger or in the event of liquidation of any such bank, the Prime Rate of another bank chosen by Lessor. No such payment or expenditure by Lessor shall be deemed a waiver of Lessee's Event of Default until repayment has been made nor shall it affect any other remedy of Lessor by reason of such Event of Default.

          25. Option to Purchase. At any time after twenty-five (25) years from the date hereof, Lessee shall have the option to purchase the entire remaining portion of the Leased Premises for $100.00. Lessor covenants and agrees that as of the completion of such closing, the property to be conveyed to Lessee and the property to be retained by Lessor will be in compliance with the zoning and subdivision laws of Placer County, California. Lessee may exercise the right to purchase by delivery of ten (10) days prior written notice to Lessor. This Lease shall constitute an agreement of sale between the parties upon the exercise by Lessee of Lessee's option to purchase. Upon such exercise of Lessee's option to purchase, Lessor shall sell and Lessee shall purchase the Leased Premises upon the following terms and conditions:

               (a) Closing for the purchase of the Leased Premises shall be held at such place and at such hour as shall be designated in the notice from Lessee to Lessor of the exercise of the option to purchase.

               (b) Purchase price for the Leased Premises shall be One Hundred Dollars ($100.00).

               (c) Lessee shall pay any realty transfer taxes imposed upon or in connection with the conveyance and all title insurance premiums in connection with the conveyance.

               (d) Lessor shall convey to Lessee a good and marketable fee simple title to the Leased Premises, free and clear of all liens, encumbrances, easements, restrictions and other title objections, except those consented to or created by Lessee and each Leasehold Mortgagee by deed in the same form as the Deed by which title was conveyed to Lessor. Lessee's title shall be insurable as aforesaid at ordinary rates by any reputable title insurance company.

               (e) Lessee may not exercise the option to purchase set forth herein without the consent of the first Leasehold Mortgagee, if any.

          26. Partial Surrenders and Terminations.


               (a) Within thirty (30) days after (i) Section 9.1 of the Agreement for Purchase and Sale of Real Property (the "East West Contract"), of even date herewith, between Lessor and East West Partners, Inc. (as assigned to Northstar Mountain Properties, LLC, a Delaware limited liability company ("Northstar")) has been fully complied with, as such section has been modified pursuant to Exhibit U of the Operating Agreement of Northstar, ("Exhibit "U") and (ii) Northstar has complied in all material respects with all of the applicable provisions of Exhibit U concerning the demolition and replacement of certain improvements on the Leased Premises, Lessee shall surrender for no consideration the portion of the Leased Premises that comprise Phase 1 of the Village Core and the applicable portions of Phase 2 of the Village Core (as such terms are defined in the Operating Agreement), as such portions of Phase 2 are developed in accordance with the provisions of the Operating Agreement, provided that such portions of the Leased Premises constitute distinct subdivided lots that, upon such release, contain no portion of the balance of the Leased Premises.

               (b) Within thirty (30) days after Lessor legally subdivides portions of AEG Parcel 16 for development thereof, Lessee shall surrender and terminate portions of this Lease applicable to any such legally subdivided parcels provided that such parcels to be released do not contain parking facilities or contain means of ingress and egress to the balance of AEG Parcel 16 not to be released and provided further that Section 9.1 of the East West Contract (as assigned to Northstar) has been fully complied with, with respect to such parcels to be released.

          27. Short Form. Concurrently with the execution of this Lease, the parties hereto shall execute a short form or memorandum of lease for recording; or either party may record this Lease. Any recording, transfer, documentary, stamp or other tax imposed upon the execution or recording of the short form or this Lease shall be borne one-half by Lessor and one-half by Lessee.

          28. Curing Lessor's Defaults. If Lessor shall be in default in the performance of any of its obligations hereunder, Lessee may (but shall not be obligated to do so) following the failure of Lessor to cure such default within fifteen (15) days, cure such default and Lessor will reimburse Lessee upon demand for any sums paid or costs incurred by Lessee with interest at four percent (4%) above the Prime Rate.

          29. Binding Effect. All terms, covenants, conditions and agreements contained in this Lease shall extend to and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. Neither Lessee nor any partners or shareholders of Lessee, shall have any personal liability with respect to this Lease or the Leased Premises, and if Lessee is in breach or default with respect to Lessee's obligations or otherwise under this Lease, Lessor shall look solely to the Leased Premises and the rents, issues and profits to be received therefrom, and the building and other Improvements and personal property located thereon.

          30. Definition of "Lessor". The word "Lessor" is used herein to include the Lessor named above as well as its successors and assigns, and any other subsequent owner of the Leased Premises, as well as the heirs, personal representatives or successors and assigns of any such subsequent owner, each of whom shall have the same rights, remedies, powers, authorities and privileges as he would have had had he originally signed this Lease as Lessor, but any such person, whether or not named herein, shall have no liability hereunder after he ceases to hold title to the Leased Premises, except for obligations which may have theretofore accrued. Notwithstanding anything herein to the contrary, in the event any monetary judgment or lien shall be obtained against Lessor by reason of a default under this Lease, such judgment or lien may be enforced only against Lessor's interest in the Leased Premises.

          31. Definition of "Lessee". The word "Lessee" is used herein to include the Lessee named above as well as its successors and assigns, each of which shall be under the same obligations, liabilities and disabilities and have only such rights, privileges and powers as it would have possessed had it originally signed this Lease as Lessee. Notwithstanding anything herein to the contrary, in the event any monetary judgment or lien shall be obtained against Lessee by reason of default under this Lease, such judgment or lien may be enforced only against Lessee's interest in the Leased Premises. Any such judgment or lien shall not be subject to execution on, or be a lien on, any assets of Lessee except to the extent of its interest in the Leased Premises. Lessee's liability under the terms, covenants, conditions, warranties and obligations of this Lease shall not exceed the loss of Lessee's interest in the Leased Premises.

          32. Partial Invalidity. If any term, covenant or condition of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term, covenant and condition of this Lease shall be valid and shall be enforced to the extent permitted by law.

          33. Captions. It is agreed that the captions of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

          34. Governing Law. This lease shall be governed by and construed in accordance with the laws of the State of California, regardless of the law that might otherwise govern under applicable principles of conflicts of laws thereof.

          35. Entire Agreement. This Lease contains the entire agreement between Lessor and Lessee, and there are no other terms, obligations, covenants, representations, statements or conditions, oral or otherwise, of any kind whatsoever concerning this Lease. Any changes or additions to this Lease must be made in writing and executed by the parties hereto.

            IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

                                    LESSOR:

                                    TRIMONT LAND HOLDINGS, INC.



                                    By:  /s/ Elizabeth J. Cole
                                       ----------------------------------------
                                          Elizabeth J. Cole
                                          Executive Vice President



                                    LESSEE:

                                    TRIMONT LAND COMPANY



                                    By:  /s/ Elizabeth J. Cole
                                       ----------------------------------------
                                          Elizabeth J. Cole
                                          Executive Vice President

                                   EXHIBIT A

                                   EXHIBIT B

                                   EXHIBIT I

                               Easement Agreement

                               ------------------

                              EASEMENT AGREEMENT

                                    between

                          TRIMONT LAND HOLDINGS, INC.,
                                  as Grantor,

                                      and

                             TRIMONT LAND COMPANY,
                                   as Grantee

                         Dated as of September 22, 2000

          EASEMENT AGREEMENT made as of the 22nd day of September, 2000 (as the same may be amended or otherwise modified from time to time, the "Agreement"), between TRIMONT LAND HOLDINGS, INC., a Delaware corporation, having an address at c/o Booth Creek Ski Holdings, Inc., 1000 S. Frontage Road West, Suite 100, Vail, Colorado 81657 (hereinafter referred to as "Grantor"), and TRIMONT LAND COMPANY, a California corporation, having an address at c/o Booth Creek Ski Holdings, Inc., 1000 S. Frontage Road West, Suite 100, Vail, Colorado 81657 (hereinafter referred to as "Grantee").
          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantee and Grantor agree as follows with respect to the Grantor Property (more particularly described in Exhibit A) and the Grantee Property (more particularly described in Exhibit B):

     1. Definitions. The following capitalized terms shall have the following meanings whenever used herein.

     (a) "Construction Development Agreement" means that certain Declaration of Construction Covenants, Conditions and Restrictions of even date herewith made by Trimont Land Holdings, Inc., as the same may be amended or otherwise modified from time to time.

     (b) "Development" means the construction of approximately 1,800 multifamily units, to be constructed on the Grantor Development Property, as more particularly described in the Master Development Plan.

     (c) "Development Activity" shall mean the undertaking by Grantor or its nominee or designee, upon or in respect of the whole or any portion of the

Grantor Development Property, of any construction activities in accordance with the Master Development Plan, the Operating Agreement, if then in effect, and the Construction Development Agreement.

     (d) "East West Purchase Agreement" means that certain Agreement for Purchase and Sale of Real Property of even date herewith between Grantor, as Seller, and East West Partners, Inc., as Buyer, as assigned to and assumed by Northstar Mountain Properties, LLC and as the same may be amended or otherwise modified from time to time.

     (e) "Essential Ski Property" shall have the meaning assigned to such term in the Operating Agreement.

     (f) "Grantee Easements" means the easements granted in Paragraph 4 hereof.

     (g) "Grantee Lease" shall mean that certain Lease Agreement of even date herewith between Grantor, as lessor, and Grantee, as lessee, as the same may be amended or otherwise modified from time to time.

     (h) "Grantee Property" means the land consisting of approximately 8,500 acres of land, together with the improvements now or at any time located thereon and water rights appurtenant thereto, owned by Grantee, as more particularly described in Exhibit B hereto. The Grantee Property shall include any property now or hereafter acquired by Grantee or its affiliates and which Grantee from time to time determines should have the benefit of this Agreement (i.e., as if such property was originally part of the Grantee Property). From time to time Grantee (and Grantee's affiliates, if appropriate) may record one or more declarations modifying the definition of Grantee Property, and, if requested, Grantor agrees to join in such declarations, although such joinder shall not be necessary to make such declaration effective. Grantor hereby consents to the recording of any such declaration against the Grantor Property. No such declaration shall adversely affect the priority of this Agreement.

     (i) "Grantor Development Property" shall mean those portions of the Grantor Property more particularly described on Exhibit C hereto and on which Grantor is allowed to develop pursuant to the Master Development Plan.

     (j) "Grantor Property" means the land of Grantor located within a ski and resort area development known as Northstar-at-Tahoe, together with, to the extent of Grantor's right, title and interest therein, the improvements thereon and the Water Rights, as more particularly described in Exhibit B hereto. Any Grantor Property which is released from this Agreement shall cease to be Grantor Property.

     (k) "Improvements" shall mean all improvements and fixtures now or hereafter located on the Grantor Property.

     (l) "Leasehold Estate" shall mean, at any time, the leasehold estate of the tenant under the Grantee Lease.

     (m) "Master Development Plan" shall have the meaning assigned to such term in the Operating Agreement.

     (n) "Operating Agreement" means that certain Operating Agreement of Northstar Mountain Properties, LLC, a Delaware limited liability company, of even date herewith between Grantor and East West Resort Development V, L.P., L.L.L.P., a Delaware limited liability limited partnership, as the same may be amended or otherwise modified from time to time.

     (o) "Person" shall mean and include an individual, a partnership, a limited liability company, a corporation, a trust, an unincorporated association, a joint venture or any other entity or a government or any agency or political subdivision thereof.

     (p) "Prime Rate" shall mean the "Prime Rate" reported by The Wall Street Journal (Eastern Edition) from time to time; provided, however, if at any time more than one Prime Rate is reported by The Wall Street Journal, the Prime Rate shall mean the rate which Citibank, N.A. (or its successor) announces from time to time as its prime lending rate, in effect from time to time. The Prime Rate (as defined herein) shall change as of the date of each change in such announced Prime Rate. If The Wall Street Journal no long publishes a "Prime Rate", the Prime Rate shall mean the rate which Citibank, N.A. (or its successor) announces from time to time as its prime lending rate, in effect from time to time.

     (q) "Resort" means the ski and resort area known as "Northstar-at-Tahoe" located on the Grantee Property and the Grantor Property.

     (r) "Resort Activities" shall mean any recreational activities at any time engaged in by patrons of the Resort. Resort Activities may include skiing (of any type), mountain biking, hiking, tubing, snowmobiling, dog sledding, snowcat tours, horseback riding, and other similar activities from time to time available at similarly situated resorts.

     (s) "Trimont Purchase Agreement" means that certain Agreement for Purchase and Sale of Real Property of even date herewith between Trimont Land Company, as Seller, and Trimont Land Holdings, Inc., as Buyer, as the same may be amended or otherwise modified from time to time.

     (t) "Water Rights" shall mean any and all water and water rights, ditches and ditch rights, reservoir and reservoir rights, wells and well rights, springs and spring rights, in each case whether surface or subsurface, tributary or non-tributary, adjudicated or unadjudicated, used on or in connection with or appurtenant to the Grantor Property.

     2. Index of Definitions; Exhibits.

     (a) The following is a listing of defined terms used in this Agreement but not defined in Paragraph 1, together with an index of where such terms are defined.

            Agreement................................Recital

            Grantee..................................Recital

            Grantor..................................Recital

            Non-performing Owner..................Section 17

            Ski Lift Land.......................Section 4(b)

            Ski Lifts...........................Section 4(b)

            Ski Trails..........................Section 4(a)

     (b)The following is a listing of the Exhibits to this Agreement:

            Grantee Property                          Exhibit B

            Grantor Property                          Exhibit A

            Grantor Development Property              Exhibit C

     3. Title to Improvements. As more particularly described in the Trimont Purchase Agreement, fee title to the Improvements (including parking, but excluding other roadways) and Water Rights now on or appurtenant to the Grantor Property have been retained by Grantee, and any improvements (including the

Improvements) now or hereafter made to the Grantor Property by Grantee shall be the sole property of Grantee. Nothing herein shall be construed as a conveyance by Grantee to Grantor of any interest in any improvements (including the Improvements) now or hereafter owned by Grantee and/or of any of the Water Rights, and Grantee and Grantor agree that all incidents of ownership of the Improvements and of the Water Rights shall be and remain vested in Grantee.

     4. Grant of Easements by Grantor. Subject to Paragraph 5, Grantor hereby grants to Grantee, in perpetuity and for the benefit of and as an easement appurtenant to each of (i) the Grantee Property, (ii) the improvements (including the Improvements) of Grantee now or hereafter located on the Grantor Property and (iii) the Leasehold Estate, the following nonrevocable easements on, over, under and through (at any time, twenty-four hours a day, seven days a week) the Grantor Property:

     (a) An exclusive easement, together with all incidents of ownership thereto, (i) for the use and occupancy for any lawful purpose and for the relocation and reconfiguration of the ski lifts, ski trails and ski runs located on the Grantor Property, whether now or hereafter in existence (collectively, the "Ski Trails"), and (ii) for the use and occupancy for parking purposes, of all parking now or hereafter located on the Grantor Property, together with, in each case, a non-exclusive easement for ingress and egress on, over, under and through the balance of the Grantor Property for the use, operation and maintenance, of the Ski Trails and such parking. The location of existing and proposed additional Ski Trails and parking are shown on the Master Development Plan. Without limiting the foregoing, the easements provided for in this Paragraph shall allow Grantee to install, use and maintain such snow making equipment as Grantee shall reasonably require to support the Ski Trails. Grantor acknowledges and agrees that notwithstanding the location and configuration of the existing and proposed Ski Trails shown on the Master Development Plan, Grantee shall have the unrestricted right to raze, relocate and reconfigure the Ski Trails, construct additional ski lifts, ski trails and ski runs and make alterations thereto in any manner which Grantee shall determine in its sole discretion to be appropriate, and the easement herein granted shall presently extend to any Ski Trails existing at any time on the Grantor Property; provided, however, that, with respect to the Grantor Development Property, in taking any of the actions permitted by this sentence, Grantee may take only such actions as are consistent with the Master Development Plan.

     (b) (i) An exclusive easement, together with all incidents of ownership thereto, for the use and occupancy of those portions of the Grantor Property (the "Ski Lift Land") upon which (at any time) are situated all ski lifts, gondolas, including footings and transfer stations, pedestrian and vehicle roadways, and all other methods of transporting skiers and other Resort users to and from the Ski Trails, whether now or hereafter in existence (collectively, the "Ski Lifts"), including the right to load and unload users of the Ski Lifts, together with (ii) a non-exclusive easement for ingress and egress on, over, under and through the Grantor Property for the installation, construction, use, operation, maintenance, repair, replacement, relocation, removal and reconfiguration of the Ski Lifts. Without limiting the foregoing, the location of the existing and proposed additional Ski Lifts is shown on the Master Development Plan. Grantor acknowledges and agrees that notwithstanding the location and configuration of the existing and proposed Ski Lifts shown on the Master Development Plan, Grantee shall have the unrestricted right to raze, relocate and reconfigure the Ski Lifts, construct additional Ski Lifts and make alterations in any manner which Grantee shall determine in its sole discretion to be appropriate, and the easement herein granted shall presently extend to any land upon which Ski Lifts exist at any time on the Grantor Property as if such land were originally included in the Ski Lift Land; provided, however, that, with respect to the Grantor Development Property, in taking any of the actions permitted by this sentence, Grantee may take only such actions as are consistent with the Master Development Plan.

     (c) A non-exclusive easement to enter on the Grantor Property for the purpose of access to and performance of all Resort Activities on the Grantor Property, together with an easement of ingress and egress on, over, under and through the Grantor Property for the installation, use, operation, maintenance, repair, replacement, relocation and removal of all equipment and facilities related thereto, including, without limitation, activities related to operation of Grantee's snowmaking systems.

     (d) To the extent reasonably necessary to allow Grantee to realize upon its ownership interest in the Water Rights as described in the Trimont Purchase Agreement, a non-exclusive easement on, over, under and through the Grantor Property for the purpose of access to and performance of all activities related to the Water Rights, logging and timber cutting, collection of minerals and surface run off water on the Grantor Property, and a non-exclusive easement of ingress and egress on, over, under and through the Grantor Property for the installation, use, operation, maintenance, repair, replacement, relocation and removal of all equipment, facilities, ditches, reservoirs, wells and springs related thereto, whether surface or subsurface, tributary or non-tributary, adjudicated or unadjudicated, reasonably related to Grantee realizing upon such ownership interests.

     (e) A non-exclusive easement to enter onto the Grantor Property for the purpose of access to and utilization of Grantor's utility cuts and roadways for placement by Grantee of utility lines therein, together with an additional non-exclusive easement on, over, under and through the Grantor Property for the installation, use, operation, maintenance, repair, replacement and removal of any of the following in, on, over and through Grantor's utility cuts and roadways on the Grantor Property to service the Grantee Property: storm drainage facilities and sanitary sewer systems, water systems, gas systems, electric power, cables and systems, telephone cables and systems, cable television systems, signal systems and all other utility systems and facilities now or at any time hereafter reasonably necessary (in Grantee's reasonable opinion) for the use or service of any Resort facility and any improvement of Grantee (and its affiliates) now or at any time hereafter situated on the Grantee Property or the Grantor Property. Grantor and Grantee shall make reasonable efforts to prevent undue interference with the other's utility systems.

     (f) A non-exclusive easement to enter onto the Grantor Property for the purpose of access to and installation, maintenance, repair and replacement of lights and light poles now or at any time hereafter located on the Grantor Property for the purpose of illuminating the Resort facilities, including, without limitation, lights designed for night skiing, and such electrical conduit, wiring and connections as are necessary (in Grantee's reasonable discretion) to permit the operation of such lights.

     (g) A non-exclusive easement to enter onto the Grantor Property for the purpose of access to and use of all roadways, walkways and other access routes now or hereafter located on the Grantor Property for ingress and egress and travel on, through and across the Grantor Property for the purpose of providing access to the Resort and/or Grantee Property or to facilitate any of the purposes of the easements created by this Agreement.

     (h) A non-exclusive easement to enter onto the Grantor Property for the purpose of complying with any laws, rules and/or regulations now or hereafter applicable, including, without limitation, conducting those activities necessary to satisfy any compliance requirements under permits now or hereafter issued to Grantee in connection with the operation of the Resort.

     (i) A non-exclusive easement to enter onto the Grantor Property for the purpose of maintaining, repairing or reconstructing any of the facilities of Grantee located on or in such proximity to the Grantor Property that it is desirable, in Grantee's sole discretion, to so maintain, repair or reconstruct such facilities from the adjacent portions of the Grantor Property.

     5. Limitation on Grantee Easements. Notwithstanding anything in Paragraph 4 to the contrary, any right of Grantee to relocate, reconfigure or create new Ski Trails or Ski Lifts or make other improvements to the Grantor Development Property shall be subject to the limitations of applicable law and the requirement that any such improvements be consistent with the Master Development Plan.

     6. Charges; Perpetual and Temporary Easements. Grantee shall not be charged for any use of the Grantee Easements. Pursuant to the Trimont Purchase Agreement, Grantor has the obligation to subdivide the Grantor Property and reconvey the Essential Ski Property to Grantee. Upon such reconveyance, any easement or portion thereof granted pursuant to this Agreement which is located on the Essential Ski Property or any portion thereof which is reconveyed to Grantee shall automatically terminate as of the date of such reconveyance. All other easements granted pursuant to this Agreement shall be perpetual.

     7. Grantee Easements Affecting Grantor Development Property and Releases Thereof; Delineation of Certain Grantee Easements. (a) The Grantee Easements affect, among other property, the Grantor Development Property. Grantee will release the whole or any portion, as applicable, of the Grantor Development Property from this Agreement if:

            (i) there is no material default, no material event of default and no "Event of Default" (as such term may be defined under any deed of trust then encumbering the property to be released) then continuing under any deed of trust then encumbering the property to be released;

            (ii) the obligor in respect of the "Buyer's" obligations under Sections 9.2 and 10.13(f) of the Trimont Purchase Agreement and under Sections 9.3 and 10.19 of the East West Purchase Agreement is not in material default in the performance of the obligations of the "Buyer" described in any of such Sections;

            (iii) the portion of the Grantor Development Property to be released is properly subdivided and contains no Excess Property (as such term is defined in the East West Purchase Agreement) or this Agreement has been modified (in which case there shall be no release of the easements applicable to the Excess Property), if necessary, to the reasonable satisfaction of Grantee, to provide Grantee with such incidents of ownership in and to such Excess Property as Grantee may reasonably request; and, if the area to be released is not a separate tax lot, Grantor and Grantee shall have entered into a tax sharing agreement which shall provide for an equitable allocation of real estate tax costs based on the relative value of the interests owned by Grantor and Grantee and which is, in any event, reasonably acceptable to Grantor and Grantee; and

            (iv) the portion of the Grantor Development Property to be released is, concurrently with such release, being subjected to one or more construction loan deeds of trust permitted by the Operating Agreement.

     (b) Whenever Grantor seeks a release pursuant to this Paragraph, it shall submit a survey (which shall be currently dated if the area to be released has been reconfigured since the date hereof) with a metes and bounds description of the area which is the subject of the proposed release and a proposed site plan for such area. Such survey and site plan must be approved by Grantee (such approval not to be unreasonably withheld) prior to such release, but Grantee's approval of the site plan and survey pursuant to this Agreement shall be limited to verifying (i) that the matters shown on the proposed site plan and survey are (A) consistent with the Master Development Plan or, if then in effect, the Operating Agreement and (B) if not set forth on the Master Development Plan or provided for in the Operating Agreement, not materially adverse to Grantee and (ii) that the area to be released does not include any Essential Ski Property. If Grantor and Grantee cannot agree upon the scope of any such release of Grantee Easements, such matter shall be settled by arbitration pursuant to Paragraph 18 of this Agreement. Whenever Grantor seeks a release pursuant to this Paragraph, Grantor shall give Grantee at least fourteen (14) days prior written notice of the requested release and such request must be accompanied by documentation supporting the requested release.

     (c) If, in connection with Grantor's development of any Grantor Development Parcel, Grantor requests that the Grantee Easements affecting such Grantor Development Parcel be restated based on metes and bounds descriptions, Grantee agrees that it will reasonably cooperate in implementing such restatement.

     8. Exclusive Possession. With respect to the exclusive Grantee Easements provided for in Paragraphs 4(a) and 4(b)(i), Grantor shall not grant any other Person any access, possessory or other rights to the property affected by such exclusive easement and Grantee shall be free to exclude all Persons from such areas.

     9. Development Restrictions. Grantor shall not make any improvements to the Grantor Property or allow any third persons to use the same, except that Grantor may make such lawful improvements to the Grantor Development Property contemplated by the Master Development Plan and fully and freely utilize the Grantor Development Property as contemplated by the Master Development Plan as it elects so long as such improvements and utilization do not unreasonably interfere with Grantee's use and enjoyment of the Grantee Easements.

     10. Maintenance. Grantor shall, at its sole cost and expense, clean, maintain, repair and provide adequate security for paved and unpaved roads now or hereafter located on the Grantor Property.

     11. Grantor and Grantee Responsibility. Grantee agrees that it will use reasonable care in the exercise of the rights granted to it under this Agreement. Grantor and Grantee agree that they will take reasonable measures to coordinate construction and other activities on the Grantor Development Property with Grantee's exercise of its rights under this Agreement. Grantor will not damage or injure the improvements, structures, equipment and Resort facilities of Grantee.

     12. Demolition, Fire and Other Casualty. If all or part of improvements of Grantee located on the Grantor Property shall be damaged or destroyed by fire or other casualty, then, Grantor shall give prompt written notice thereof to Grantee. At Grantee's option and upon notice to Grantor, Grantee may elect to replace, repair and restore any of such improvements, and the Grantee Easements shall include such easements on, over, under and through the Grantor Property as Grantee may reasonably require to replace, repair and restore such improvements.

     13. Grantor's Insurance; Waiver of Subrogation.

     (a) With respect to the Grantor Property, Grantor shall maintain insurance complying with the following:

            (i) All insurance policies must be underwritten by insurers with a Best's rating of A+ or better;

            (ii) Grantor shall maintain a Commercial General Liability insurance policy, including broad form coverages or their equivalents, with ten million dollars ($10,000,000) combined single limit coverage for bodily injury and property damage;

            (iii) Grantor shall maintain all risk coverage (including earthquake insurance) in the amount of the full replacement cost of the improvements (to the extent owned by Grantor);

            (iv) Such policies shall contain a waiver of co-insurance endorsement or agreed value endorsement (relative to casualty);

            (v) Such policies shall contain a standard mortgage clause (438BFU or CP12-18) with Grantee's mortgagee named as loss payee in the declarations with respect to Grantee's interests under this Agreement; and

            (vi) With respect to Grantor's improvements, such policies shall (for the benefit of Grantee) contain a waiver of subrogation clause.

     (b) To the extent of its interest in the policies maintained by Grantor pursuant hereto, all insurance policies shall name Grantee (and its mortgagee) as additional insured and loss payee (as its interest may appear), and such policies shall provide that they cannot be terminated as to Grantee except upon thirty (30) days prior written notice. Grantor shall deliver to Grantee certificates of insurance, together with receipts reasonably satisfactory to Grantee, evidencing payment of the premiums therefor for a period of not less than one year. Should Grantor fail to insure or fail to pay the premiums on any required insurance or fail to deliver the renewals of them at least thirty (30) days prior to the scheduled expiration of the same, Grantee may (but is not obligated to) have the insurance issued or renewed (and pay the premiums on it for the account of Grantor) in amounts and with companies and at premiums as Grantee deems appropriate. If Grantee elects to have insurance issued or renewed to insure Grantee's interest, Grantee shall have no obligation to also insure Grantor's interest or to notify Grantor of Grantee's actions. All sums advanced by Grantee to pay premiums on insurance policies which Grantor is required to maintain hereunder shall be due and payable by Grantor to Grantee upon demand and, failing prompt reimbursement, shall earn interest at the Prime Rate plus four (4%) percent per annum until paid in full.

     (c) Grantee shall not, by reason of accepting, rejecting, approving or obtaining insurance, incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency or insolvency of any insurer, or (iii) the payment of losses.

     14. Grantee's Insurance; Waiver of Subrogation.

     (a) With respect to the Grantor Property and the property of Grantee now or hereafter located thereon, Grantee shall maintain insurance complying with the following:

            (i) All insurance policies must be underwritten by insurers with a Best's rating of A+ or better;

            (ii) Grantee shall maintain a Commercial General Liability insurance policy, including broad form coverages or their equivalents, with ten million dollars ($10,000,000) combined single limit coverage for bodily injury and property damage;

            (iii) Grantee shall maintain all risk coverage (including earthquake insurance) in the amount of the full replacement cost of the improvements (to the extent owned by Grantee);

            (iv) Such policies shall contain a waiver of co-insurance endorsement or agreed value endorsement (relative to casualty); and

            (v) With respect to Grantee's improvements, such policies shall (for the benefit of Grantor) contain a waiver of subrogation clause.

     (b) The liability policies maintained by Grantee pursuant hereto shall name Grantor (and its lender) as an additional insured and such policies shall provide that they cannot be terminated as to Grantor except upon thirty (30) days prior written notice. Grantee shall deliver to Grantor certificates of insurance, together with receipts reasonably satisfactory to Grantor, evidencing payment of the premiums therefor for a period of not less than one year. Should Grantee fail to maintain such liability insurance or fail to pay the premiums thereon or fail to deliver the renewals of them at least thirty

(30) days prior to the scheduled expiration of the same, Grantor may (but is not obligated) to have the liability insurance issued or renewed (and pay the premiums on it for the account of Grantee) in amounts and with companies and at premiums as Grantor deems appropriate. If Grantor elects to have liability insurance or renewed to insure Grantor's interest, Grantor shall have no obligation to also insure Grantee's interest or to notify Grantee of Grantor's actions. All sums advanced by Grantor to pay premiums on liability insurance policies which Grantee is required to maintain hereunder shall be due and payable by Grantee to Grantor upon demand and, failing prompt reimbursement, shall earn interest at the Prime Rate plus four (4%) percent per annum until paid in full.

     (c) Grantor shall not, by reason of accepting, rejecting, approving or obtaining insurance, incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency or insolvency of any insurer, or (iii) the payment of losses.

     15. Condemnation Proceeds. In the event of any condemnation of the Grantor Development Property or any interest therein, each party shall be free to seek an award to the extent of its interest in the property so taken

     16. Estoppel Certificates. Each party shall at any time and from time to time during the term of this Agreement, within fifteen (15) days after written request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser, mortgagee or other person reasonably requested by such other party, a certificate stating: (a) that this Agreement is unmodified and in force and effect (or if there have been modifications, that this Agreement is in force and effect as modified, and identifying the modification agreements); (b) whether or not there is any existing default by either party hereto with respect to which a notice of default has been served or which is (to the best of its knowledge) known by the party executing such certificate, and, if there is any such default, specifying the nature and extent thereof; (c) whether or not there are, to the best of the knowledge of the party delivering the certificate, any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate; and (d) providing such other information with regard to this Agreement or the respective rights and obligations of the parties hereto as shall be reasonably requested by the party requesting such certificate.

     17. Force Majeure. Either party hereto (hereafter in this Paragraph referred to as the "Non-performing Owner") shall not be deemed to be in default in the performance of any obligation on the Non-performing Owner's part to be performed under this Agreement, other than an obligation requiring the payment of a sum of money, if and so long as and only to the extent non-performance of such obligation shall be directly caused by fire or other unavoidable casualty, national emergency, laws, governmental or municipal restrictions, enemy action, civil commotion, strikes, lockouts, inability to obtain labor or materials, war or national defense pre-emptions, acts of God or other similar causes beyond the Non-performing Owner's control; provided, however, that within fifteen (15) days after the giving of any written notice by the other party upon the Non-performing Owner referring to non-performance by the Non-performing Owner of any such obligation, the Non-performing Owner shall notify the other party in writing of the existence and nature of any such cause for non-performance which is beyond the Non-performing Owner's control, and the steps, if any, which the Non-performing Owner shall have taken to eliminate such cause for non-performance. Thereafter, the Non-performing Owner shall from time to time on written request of the other party keep the other party fully informed, in writing, of all further developments concerning such cause for non-performance, and the efforts, if any, being made by the Non-performing Owner to end such cause for non-performance. A non-performing Owner shall use reasonable efforts to prevent its non-performance by reason of events of force majeure. If a party hereto, by reason of the events described in this paragraph, anticipates or foresees that it is to become a Non-performing Owner, it shall promptly notify the other party thereof.

     18. Arbitration. Disputes under this Agreement shall be arbitrated in accordance with the procedures of the Construction Development Agreement.

     19. Provisions Run with the Land. This Agreement shall run with the real property benefited and burdened hereby, and shall bind and inure to the benefit of the parties hereto, and their respective successors and assigns in title. Any easement or right of entry granted hereunder shall be for the benefit not only of Grantee but also for the benefit of any tenants, licensees, invitees, occupants, employees, agents and contractors of Grantee whom Grantee shall permit to use such easement or right of entry.

     20. Notices. (a) Any notice required or permitted to be given under this Agreement shall be in writing and (i) personally delivered, (ii) sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, (iii) sent by Federal Express or similar nationally recognized overnight courier service, or (iv) transmitted by facsimile, and in all cases addressed as follows, and such notice shall be deemed to have been given upon the date of actual receipt or delivery (or refusal to accept delivery) at the address specified below (or such other addresses as may be specified by notice in the foregoing manner) as indicated on the return receipt or air bill or, in the case of facsimile transmission upon confirmation of transmission as indicated by the sender's facsimile machine:

            To Grantee:    c/o Booth Creek Ski Holdings, Inc.
                           1000 S. Frontage Road West
                           Suite 100

                           Vail, Colorado  81657
                           Attention:     Christopher P. Ryman
                                          and
                                          Elizabeth J. Cole
                           Telephone:     (970) 476-3190
                           Facsimile:     (970) 479-0291

            To Grantor:    c/o Booth Creek Ski Holdings, Inc.
                           1000 S. Frontage Road West
                           Suite 100
                           Vail, Colorado  81657
                           Attention:     Christopher P. Ryman
                                          and
                                          Elizabeth J. Cole
                           Telephone:     (970) 476-3190
                           Facsimile:     (970) 479-0291

     (b) Either party hereto may, by a notice given in the manner required by Paragraph 19(a), from time to time notify the other of the name and address of its lender and request that copies of notices to such party be sent to its lender. Thereafter, when notice is sent to a party hereto, copies shall be sent to those lenders to such party who have been designated in a notice referred to in the preceding sentence.

     21. Self-Help. If at any time Grantee or Grantor shall fail or neglect to carry out with reasonable diligence any obligations required of it under this Agreement, then either party may give the other written notice of such failure or neglect and if such failure or neglect continues for twenty (20) days after such notice (or if such default cannot with reasonable due diligence be remedied within such twenty (20) days, then if the defaulting party does not promptly commence to cure such default and at all times thereafter proceed diligently and continuously to cure such default), then either party, in addition to any other remedy it may have in equity or at law, may enter the Grantor Property or the Grantee Property, as the case may be, provide labor and/or materials, cause the performance of any contract and/or do such other acts or things as the appropriate party may reasonably deem advisable to perform such obligation. All costs and expenses incurred by either party in carrying out such performance shall be borne by the other party and shall be payable by the other party not later than fifteen (15) days after written demand therefor, which demand (i) shall contain a reasonable itemization of such costs and expenses and reasonable evidence thereof and (ii) may be made by either party from time to time as such costs and expenses are incurred, and shall be in addition to any and all damages to which either party may otherwise be entitled.

     22. Real Estate Taxes. Except to the extent of the obligation of Grantee to pay real estate taxes with respect to portions of the Grantor Property as provided in the Grantee Lease and except to the extent Grantor, without subjecting the Grantor Property or any part thereof to forfeiture, is diligently and continuously contesting such taxes in good faith, Grantor shall pay, on or before the due date thereof, all real estate taxes and assessments due and payable in respect of the Grantor Property, including the areas subject to the Grantee Easements. In the event that Grantor shall be delinquent in the payment of such taxes and/or assessments, Grantee shall have the right, upon and after the expiration of fifteen (15) days prior notice to Grantor, to cure any default of Grantor with respect to its obligations to pay real estate taxes and assessments and any penalties and interest thereon; and in the event of any such payment(s) by Grantee, then Grantee shall have the right of reimbursement upon demand, with interest at the Prime Rate plus four percent (4%) per annum from the applicable payment dates, from Grantor, and, without limitation, Grantee shall have the right to offset the same against any and all amount of any nature which may be due from Grantee to Grantor (whether arising under this Agreement or otherwise), and Grantee shall have a lien upon the Grantor Property in the amount so paid by Grantee, with such interest at the Prime Rate plus four percent (4%) per annum and Grantee's reasonable attorneys' fees, for all amounts not promptly reimbursed or offset. Grantor shall provide to Grantee promptly upon receipt thereof from the taxing authority, copies of any notice of default in payment of any tax or assessment with respect to the Grantor Property. The lien allowed to Grantee under this Paragraph shall have priority over all liens (other than a lien in favor of a governmental authority entitled to priority) then or thereafter placed upon the Grantor Property, including, without limitation, any lien of a deed of trust.

     23. No Oral Changes. This Agreement may not be changed, modified or terminated orally, but only by an agreement in writing signed by the parties hereto.

     24. Titles of No Effect. The titles set forth in this Agreement are intended for ease of reference only and shall have no force or effect in the interpretation of this Agreement.

     25. Dedications. Grantor shall not hereafter dedicate any part of the Grantee Easements for public purposes without the prior written consent of Grantee, which consent Grantee may grant or withhold in its sole and absolute discretion.

     26. Agreement for Exclusive Benefit of the Parties. Except as provided in the definition of Grantee Property, neither party hereto intends to confer any benefit upon or to receive any benefits for or on behalf of the general public or any person or entity other than Grantee or Grantor and their respective successors, assigns, nominees and designees, and the provisions of this Agreement are for the exclusive benefit of the parties hereto, and not for the benefit of any third Person, and no provisions of this Agreement are intended to create or constitute any Person a third party beneficiary hereof. Except as provided in the definition of Grantee Property, this Agreement shall not be deemed to have conferred any rights upon any third Person, and no Person other than a party hereto and their respective successors and assigns shall be entitled to make any claim against a party hereto or its property under or by virtue of this Agreement or any provisions hereof.

     27. Governing Law. The Agreement, which sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, shall be governed by, and construed in accordance with, the laws of the State of California, regardless of the law that might otherwise govern under applicable principles of conflict of laws thereof.

     28. Miscellaneous. No abandonment of an easement granted herein by a party hereto shall terminate any other easement granted hereunder. No default under this Agreement shall entitle any party to cancel or otherwise rescind this Agreement or any easement granted hereunder; provided, however, that this limitation shall not affect any other rights or remedies that any party may have by reason of such default. With respect to any action, suit or proceeding arising under this Agreement, the parties waive trial by jury and the party substantially prevailing in any such action, suit or proceeding (including any arbitration) shall be entitled to recover its reasonable legal fees and costs from the other party.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TRIMONT LAND COMPANY



By:  /s/ Elizabeth J. Cole
   --------------------------------
     Elizabeth J. Cole
     Executive Vice President




TRIMONT LAND HOLDINGS, INC.



By:  /s/ Elizabeth J. Cole
   --------------------------------
     Elizabeth J. Cole
     Executive Vice President

STATE OF NEW YORK    )
                       ) SS.:
COUNTY OF NEW YORK)

          On the 14th day of September, 2000 before me, the undersigned, personally appeared Elizabeth J. Cole, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


-----------------------------------
Notary Public






STATE OF NEW YORK    )
                       ) SS.:
COUNTY OF NEW YORK)

          On the 14th day of September, 2000 before me, the undersigned, personally appeared Elizabeth J. Cole, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


-----------------------------------
Notary Public

                                   EXHIBIT J

       Declaration of Construction Covenants, Conditions and Restrictions
       ------------------------------------------------------------------

                    DECLARATION OF CONSTRUCTION COVENANTS,
                       CONDITIONS AND RESTRICTIONS FOR
                              NORTHSTAR-AT-TAHOE
                          PLACER COUNTY, CALIFORNIA

ARTICLE I   DECLARATION-PURPOSES............................................1
      1.1.  General Purposes................................................1
      1.2.  Declaration.....................................................1

ARTICLE II  CERTAIN DEFINITIONS.............................................2
      2.1.  Company:  ......................................................2
      2.2.  Declarant.......................................................2
      2.3.  Declaration.....................................................2
      2.4.  Owner...........................................................2
      2.5.  Person..........................................................2
      2.6.  Grantor Property................................................2
      2.7.  Unit............................................................2

ARTICLE III RESTRICTIONS APPLICABLE TO GRANTOR PROPERTY AND THE UNITS.......2
      3.1.  "Construction" Defined..........................................2
      3.2.  Construction to Proceed in Reasonable Manner;
            Coordination of Construction: Hourly and Period
            Restrictions, Blackout Periods:.................................3
      3.3.  Construction Barricades.........................................4
      3.4.  Initial Construction; Storage Sites and Time Schedules:.........4
      3.5.  Safety Matters; Indemnification.................................5
      3.6.  Evidence of Compliance with Construction Requirements...........5
      3.7.  Liens...........................................................5
      3.8.  Workmanship; Compliance with Laws and Insurance
            Requirements:...................................................6
      3.9.  Cooperation.....................................................6
      3.10. Declarant's Liability Insurance.................................6
      3.11. Adjustment of Minimum Liability Insurance:......................7
      3.12. Blanket Insurance and Certificates:.............................7
      3.13. Mutual Release; Waiver of Subrogation...........................7
      3.14. Maintenance of Grantor Property and the Units...................8
      3.15. Master Development Plan; Approval of Construction
            Activities......................................................8
      3.16. Blasting; Etc...................................................9
      3.17. Use of Grantor Property and the Units During Construction.......9
      3.18. No Hazardous Activities........................................10
      3.19. No Unsightliness...............................................10
      3.20. Lights, Sounds and Odors.......................................10
      3.21. Compliance with Law............................................10

ARTICLE IV  ENFORCEMENT AND REMEDIES.......................................11
      4.1.  Enforcement....................................................11
      4.2.  Remedies.......................................................11

ARTICLE V   MISCELLANEOUS..................................................11
      5.1.  Duration of Declaration........................................11
      5.2.  Effect of Provisions of Declaration............................12
      5.3.  Attorneys' Fees................................................12
      5.4.  Successors and Assigns.........................................12
      5.5.  Severability...................................................12
      5.6.  Captions.......................................................12
      5.7.  Construction...................................................12
      5.8.  No Waiver......................................................12
      5.9.  Excuses For Non-Performance:  .................................13
      5.10. Arbitration:...................................................13
      5.11. Exhibits:......................................................13
      5.12. Locative Adverbs; Term "Including":............................13
      5.13. Payment on Default; Deduction..................................13
      5.14. Governing Laws:................................................14
      5.15. Rights, Privileges and Easements with Respect to Liens:........14
      5.16. Time of Essence:...............................................14
      5.17. Hazardous Materials:  .........................................14
      5.18. No Third Party Beneficiaries...................................15
      5.19. Estoppel Certificate:..........................................15

       DECLARATION OF CONSTRUCTION COVENANTS, CONDITIONS AND RESTRICTIONS
                                      FOR
                               NORTHSTAR-AT-TAHOE
                           PLACER COUNTY, CALIFORNIA

          This Declaration of Covenants, Conditions and Restrictions for Northstar -At-Tahoe, Placer County, California ("Declaration") is made as of this 22nd day of September, 2000, by Trimont Land Holdings, Inc., a Delaware corporation (the "Declarant").

                                   ARTICLE I
                              DECLARATION-PURPOSES

          1.1. GENERAL PURPOSES: (a) Pursuant to a certain Agreement of Purchase and Sale of even date herewith between Trimont Land Company (defined below as the "Company"), as seller, and the Declarant, as purchaser (the "Purchase Contract"), Declarant has purchased and is the owner of the real property hereinafter described on Exhibit A (the "Grantor Property"). The Grantor Property is adjacent and contiguous to approximately 6,000 acres of unimproved and improved land legally or beneficially owned by the Company (the "Grantee Property") consisting in part of a ski and resort area generally known as Northstar-At-Tahoe (the "Resort"). The Grantor Property is also burdened by, and subject to certain easements granted in favor of, the Grantee Property, as more fully set forth in the Easement Agreement of even date herewith between Trimont Land Company and the Declarant (the "Easement Agreement").

          (b) Declarant intends to develop the Grantor Property by constructing approximately 1,800 multifamily units, together with the development of certain commercial units at the Grantor Property (each multifamily unit or commercial unit hereinafter sometimes referred to as a "Unit" and collectively, the "Units"), all in accordance with the "Master Development Plan" (as defined below), and subject to the terms and provisions contained in the "Operating Agreement" of Northstar Mountain Properties, LLC of even date herewith, as the same may be hereafter modified and amended (the "Operating Agreement"), and the terms and conditions of this Declaration.

          (c) As a material inducement to Trimont Land Company to have entered into the Purchase Contract and sell the Grantor Property to Declarant, Declarant has agreed to subject the Grantor Property to certain covenants, conditions, restrictions and regulations for the benefit of the Grantee Property, its owners, and its successors and assigns, and Declarant hereby intends to establish certain covenants, conditions, restrictions and regulations governing the development, construction and maintenance of the Units and other improvements on the Grantor Property.

          1.2. DECLARATION: To further the general purposes herein expressed, Declarant, for itself, its successors and assigns, hereby declares that the Grantor Property, including the Units to be constructed thereon, shall, at all times, be subject to the provisions of this Declaration and to the covenants, conditions, restrictions and reservations herein contained, which shall run with the Grantor Property and the Units and burden Declarant, all other parties having any right, title or interest in the Grantor Property and the Units, or any portion thereof, and their respective successors, assigns, heirs, devisees and personal representatives.

                                  ARTICLE II
                              CERTAIN DEFINITIONS

          2.1. COMPANY: Company means Trimont Land Company, a California corporation, and its successors and assigns including, but not limited to, any future fee or leasehold owner of any portion of the Grantee Property.

          2.2. DECLARANT: Declarant means, collectively, Trimont Land Holdings, Inc. a Delaware corporation, and its successors and assigns.

          2.3. DECLARATION: Declaration means this instrument and all amendments or supplements hereto hereafter recorded in the real property records of Placer County, California.

          2.4. OWNER: Owner means the record holder of legal title to the fee simple interest in any portion of the Grantor Property and/or the Units or interest therein, including contract sellers, but excluding (i) contract purchasers, and (ii) those having such interest merely as security for the performance of an obligation. The term Owner shall include Declarant to the extent it is the record owner of fee simple title to any portion of the Grantor Property and/or the Units.

          2.5. PERSON: Person means any natural person, corporation, partnership, limited liability company, Company, trustee or any other entity recognized as being capable of owning real property under the laws of the State of California.

          2.6. GRANTOR PROPERTY: Grantor Property means any and all real property subject to this Declaration from time to time.

          2.7. UNIT: Unit means any of the Units and other improvements to be constructed at the Grantor Property, whether constructed or used for multifamily or commercial purposes, or any other legal purpose.

                                  ARTICLE III

           RESTRICTIONS APPLICABLE TO GRANTOR PROPERTY AND THE UNITS

          3.1. "CONSTRUCTION" DEFINED: As used in this Article, the word "construction" includes initial construction under this Declaration and, except where otherwise specified, subsequent construction, alterations, maintenance, repair, restoration, rebuilding, demolition and razing carried on at the Grantor Property and the Units. It is anticipated that the Units will be built in phases on a project by project basis (and on a building by building basis). Therefore, it is the express intent of Declarant that this Declaration shall be applicable to and bind Declarant in the performance of the initial construction of the Units during each such construction phase or project and the scope of this Declaration shall be interpreted so as to bind all initial construction at the Grantor Property.

          3.2. CONSTRUCTION TO PROCEED IN A REASONABLE MANNER; COORDINATION OF
CONSTRUCTION: HOURLY AND PERIOD RESTRICTIONS, BLACKOUT PERIODS: The initial construction intended to be performed by Declarant at the Grantor Property, subject to and in accordance with this Declaration, shall include demolition and razing of certain existing improvements and substantial construction and renovation of other improvements on a project by project basis. Such construction is expected to generate activities, noise and debris similar to construction projects of comparable scope and size and otherwise create certain disruptions to the normal ongoing activities at the Grantee Property. Nevertheless, Declarant shall perform its construction so as not to:

          (a) cause any unreasonable increase in the cost of construction on the Grantee Property or any part thereof;

          (b) cause any building or other improvements located on any portion of the Grantee Property to be in violation of (i) any applicable building and zoning laws and all other laws, ordinances, orders, codes, rules, regulations and requirements of all federal, state, municipal, public and governmental agencies and governments, or (ii) orders, rules and regulations of the National Board of Fire Underwriters or any other body now or hereafter constituted performing similar functions in Placer County, California;

          (c) unreasonably interfere with any other construction being performed on any part of the Grantee Property;

          (d) unreasonably interfere with the Company's operations and rights under the Easement Agreement or violate the Operating Agreement;

          (e) unreasonably impair the use, occupancy, operation or enjoyment of the Grantee Property and other areas comprising the Resort; or

          (f) unreasonably interfere with the existing parking facilities at the Grantee Property (except to the extent expressly permitted by Section 9.1 of the Agreement for Purchase and Sale dated as of the date of this Declaration, between Trimont Land Holdings, Inc. and East West Partners, Inc.). In no event shall Declarant or any architects, consultants, engineers, materialmen, contractors or subcontractors involved with the construction be permitted to use any of the parking facilities at the Grantee Property for any purpose.

          Declarant shall use all reasonable efforts to cause its architects, engineers and contractors to cooperate and coordinate its construction with the architects, engineers, contractors and construction work being conducted at any part of the Grantee Property to the extent reasonably practicable, to achieve the objectives set forth in this Section, and so as not to violate the applicable provisions of this Declaration.

          All construction activities at the Grantor Property with respect only to the areas known and defined in the Operating Agreement as the "Village Core" shall only be conducted (a) during the "Restricted Periods" (as defined herein), between the hours of 7:00 A.M. to 6:00 P.M., Monday through Friday and 9:00 A.M. to 6:00 P.M. on Saturday, Sunday and holidays, and (b) during any period other than the Restricted Periods, at any time subject to the requirements of applicable law and regulation and any homeowners' (or similar) association rules then in effect. For purposes of this Declaration, the Restricted Periods shall mean the following: (i) the day of the official opening of the ski season at the Resort until the official closing of the ski season at the Resort, and (ii) Memorial Day until and Labor Day. Notwithstanding the foregoing or any contrary provision contained in this Declaration, any construction activities desired to be performed to the Village Core during (1) hours other than those permitted above, or (2) at any time during the holiday period of December 24 to January 1, or the holiday periods coinciding with (x) the three (3) day President's Day weekend holiday and (y) the three (3) day Martin Luther King, Jr. weekend holiday, as then generally observed at the Resort (such hours or periods hereinafter referred to as the "Blackout Periods"), shall first require the prior written consent of the Company. The Company agrees not to unreasonably withhold or delay its consent to the performance of such activities during the Blackout Periods provided the Company determines, in its good faith commercially reasonable judgment, that such construction activities will not interfere with the use and enjoyment of the Resort including any existing Units then constructed, or will not violate any of the provisions set forth in this Section 3.2 (a) through (f) inclusive.

          Notwithstanding anything to the contrary contained in this Section 3.2, the performance of decorative, finishing, or other minor non-structural work at the Grantor Property (whether within or outside of the Village Core and whether or not during the Restricted Periods) performed entirely within the interior of any Unit (e.g., painting, wallpapering, installation of hardware) shall be permitted at any time without the need to comply with the foregoing hourly or period restrictions provided that the other provisions of this
Section 3.2 and the other applicable provisions of this Declaration are not violated thereby.

          3.3. Construction Barricades: With respect to any work to be performed to or within the Village Core, Declarant shall erect adequate, sightly construction barricades at least eight (8) feet in height (or any lower height permitted by applicable law) substantially enclosing the area of its construction, and shall maintain these construction barricades in place (to the extent reasonably necessary to remove the hazardous construction conditions, if any).

          This Section applies only to construction that can reasonably be deemed to constitute a hazardous condition; however, Declarant may erect construction barricades, as hereinabove specified, at the time of any construction and maintain the same until the building surrounded is secure from unauthorized intrusion.

          3.4. Initial Construction; Storage Sites and Time Schedules:

          (a) Before Declarant begins any initial construction with respect to Units, Declarant and the Company shall agree upon the location of material and equipment storage sites, construction shacks and other temporary improvements and workmen's parking areas and access ways and roads to be used for such construction (such areas are collectively called "staging areas"). The Company agrees not to unreasonably withhold its consent to any areas designated by Declarant as staging areas provided the location and use of such staging areas does not violate the provisions of Section 3.2 (a) through(f) inclusive.; and

          (b) Declarant shall submit to the Company, for the Company's reasonable approval, a time schedule indicating the approximate dates when construction is expected to be commenced and completed to each portion of the Grantor Property and the Units. Declarant shall exercise reasonable efforts to adhere to such schedule and shall promptly notify the Company whenever it is anticipated that there may be a material departure from such schedule.

          3.5. SAFETY MATTERS; INDEMNIFICATION: Declarant shall:

          (a) take all safety measures reasonably required to protect the Company and the Grantee Property free from injury or damage caused by or resulting from the performance of construction by or on behalf of Declarant;

          (b) indemnify the Company from all claims, losses, costs, expenses and liabilities including, but not limited to, reasonable attorneys' fees and disbursements, arising from the death of or accident, injury, loss or damage whatsoever caused to any natural person or to the property of any Person arising out of, or in connection with, or as a result of construction by or performed at the request of the Declarant; and

          (c) indemnify the Company and its property from and against all mechanics', materialmen's and laborers' liens arising from construction by or performed at the request of the Declarant and all claims, costs, expenses and liabilities including, but not limited to, reasonable attorneys' fees and disbursements, arising out of such liens.

          3.6. EVIDENCE OF COMPLIANCE WITH CONSTRUCTION REQUIREMENTS: After Declarant has completed any construction, it shall, upon request of the Company, deliver evidence that the construction has been completed in compliance with (and not in violation of) all applicable laws, ordinances, rules and regulations. A Certificate of Occupancy (or the equivalent thereof) issued by the governmental body having jurisdiction thereof shall be deemed satisfactory evidence of compliance with such laws, ordinances, rules and regulations.

          3.7. LIENS: Declarant agrees that in the event any mechanic's lien or other statutory lien is filed during the term of this Declaration by reason of work, labor, services, or materials supplied to or at the request of Declarant pursuant to any construction of the Units, or supplied to or at the request of Declarant or an Owner pursuant to any construction by said Declarant or Owner, it shall pay and discharge, or cause to be paid and discharged, the same of record within 30 days after the filing thereof, subject also to the provisions of the following sentence. Declarant or Owner shall have the right to contest the validity, amount or applicability of any such respective liens by appropriate legal proceedings, and so long as it shall furnish a bond or indemnify as hereinafter provided, and be prosecuting such contest in good faith, the requirements that it pay and discharge or cause to be paid and discharged, such liens within said 30 day period shall not be applicable; PROVIDED, HOWEVER, that in all events Declarant shall within 30 days after the filing thereof bond or indemnify against such liens in amount, form and manner satisfactory to induce, and, at its expense shall cause, the title insurance company which insured title to the Grantee Property or other property of the Company (and such Company's easements) to insure over such liens or to reissue or update its existing policy, binder or commitment without showing any title exception by reason of such liens and shall indemnify the Company hereto from all claims resulting from the assertion of any such liens.

          The foregoing provisions for indemnification, security and affirmative title insurance shall not be permitted in lieu of bonding if any of the following is applicable: (a) the amount in question, together with all prior liens indemnified and insured against hereunder and outstanding at any one time, exceeds ONE HUNDRED THOUSAND DOLLARS ($100,000) in the aggregate; (b) the indemnification, security and/or title insurance arrangements are not acceptable, in the exercise of their reasonable discretion, to the Company's present or prospective lenders, mortgagees, title companies, buyers or other third parties in the exercise of their reasonable discretion, holding or intending to acquire an interest in the Grantee Company or other property of the Company or any portion thereof; or (c) the existence of such lien affects marketability of title in any contemplated transaction involving the Grantee Company or other property of the Company, or any portion thereof, and such effect is not eliminated by such indemnification.

          In the event such legal proceedings shall be finally concluded (so that no further appeal may be had as of right) adversely to Declarant, Declarant shall within five (5) days thereafter cause the lien(s) (including any resulting judgment lien) to be discharged of record, and in all events such lien shall be discharged prior to foreclosure of such lien.

          3.8. WORKMANSHIP; COMPLIANCE WITH LAWS AND INSURANCE REQUIREMENTS:
Declarant agrees to perform such work and to construct the Units, and any other buildings and improvements constructed by it, in a diligent, good and workmanlike manner with the use of first class materials and in material compliance with (i) all applicable building and zoning laws and all other laws, ordinances, orders, codes, rules, regulations and requirements of all federal, state, municipal, public and governmental agencies and governments, and (ii) orders, rules and regulations of the National Board of Fire Underwriters or any other body now or hereafter constituted performing similar functions in Placer County, California. Declarant shall not be deemed to have failed to fulfill its obligations hereunder by reason of non-compliance caused by an Owner or other third party, so long as Declarant uses reasonable efforts to cause such Owner or third party to cure its non-compliance.

          3.9. COOPERATION: Declarant and the Company agree to cooperate with the other (without expense to the cooperating party) to the extent such party may reasonably request or require such cooperation to obtain any permits, licenses, certificates, authorizations, consents, special exceptions, or other approvals of any local, county, state, federal or other governmental body having jurisdiction over the Grantor Property and the Units and shall so reasonably cooperate in all other respects to the end that each party's building(s) and improvement(s) shall be constructed as efficiently and expeditiously as possible. Nothing herein shall be construed as a modification of the consent or approval rights of the Company contained in any other document.

          3.10. DECLARANT'S LIABILITY INSURANCE: Declarant shall, during the term of this Declaration, maintain, or cause to be maintained, in full force and effect under a combined single limit policy, comprehensive general liability insurance or commercial general liability insurance written on an occurrence basis, with an insurance company or companies rated at least A-X in the then most recently published Best Key Rating Guide, including coverage for any accident or incident occurring on the Grantor Property, resulting in property damage, bodily or personal injury to or death of any person, and consequential damages arising therefrom, with a combined single limit in the amount of TEN MILLION DOLLARS ($10,000,000) per occurrence and annual aggregate, for bodily or personal injury or property damage, including contractual liability insurance within such single limit (which limit shall be subject to increase pursuant to Section 3.11). Declarant shall furnish to the Company, on or before the effective date of any such policy, evidence that the insurance referred to in this Section is in force and effect. Such insurance shall name the Company (and if requested by the Company, its mortgagees) as an additional insured thereunder, but only with respect to claims for which Declarant is required to indemnify the Company hereunder, shall contain a severability of interests endorsement and shall provide that the insurance may not be canceled, reduced or materially amended without at least 30 days prior written notice being given by the insurer to the Company.

          3.11. ADJUSTMENT OF MINIMUM LIABILITY INSURANCE: The amounts of the minimum liability insurance coverage amounts set forth in Section 3.10 shall be adjusted upward, but never downward, on each anniversary of the date of this Declaration which is divisible by five (i.e., the fifth anniversary, the tenth anniversary, etc.) to be that amount which is the product derived by multiplying each such amount as first stated herein by a fraction, the numerator of which is the Consumer Price Index (as hereinafter defined) for the month which is two calendar months prior to such anniversary date and the denominator of which shall be the Consumer Price Index for the month which is two calendar months before the date of this Declaration. The "Consumer Price Index" shall mean the Consumer Price Index for All Urban Consumers (CPI-U) -- U.S. City Average, All Items (1982-84 equals 100) published by the Bureau of Labor Statistics of the U.S. Department of Labor. If such index is no longer published or is no longer available, the "Index" shall mean the Index of prices in the United States reasonably determined by the Parties to be most closely comparable to the discontinued Index.

          3.12. BLANKET INSURANCE AND CERTIFICATES: Any insurance required to be carried pursuant to this Declaration may be carried in whole or in part under a policy or policies covering other liabilities and locations of Declarant, provided that if such blanket policy contains a general policy aggregate, it shall (i) apply on a per location basis, (ii) allocate to the properties required to be insured an amount not less than the amount of insurance required to be carried by such Party with respect thereto, pursuant to the above, and (iii) contain, or otherwise unconditionally authorize, the waiver granted in Section 3.13. Declarant shall furnish to the Company evidence that the insurance required by this Declaration is in full force and effect. All policies of insurance carried by Declarant, or endorsements issued under any blanket policy or policies covering those risks required to be insured against, shall provide that the same may not be canceled or reduced in scope or below the amount required hereunder, or materially modified, without at least 30 days prior written notice being given by the insurer to the Company.

          3.13. MUTUAL RELEASE; WAIVER OF SUBROGATION: Declarant hereby releases the Company and its officers, directors, agents, partners, servants and employees from any liability and, if it has insurance, waives on behalf of its insurer, any claim for any loss or damage to any or all of its property, including any resulting loss of rents or profits, which loss or damage is of a type (regardless of amount) required to be covered by the insurance described in this Article, regardless of any negligence on the part of the released Persons which may have contributed to or caused such loss or damage. Declarant covenants that to the extent it is not already unconditionally authorized to waive the subrogation rights of its insurer, it will obtain for the benefit of the Company an express waiver of any right of subrogation which the insurer of

Declarant may acquire against the Company by virtue of the payment of any such loss covered by such insurance to the extent such waiver is available in the commercial insurance marketplace without the payment of additional premiums (unless the Company agrees in writing to pay such additional premiums).

          3.14. MAINTENANCE OF GRANTOR PROPERTY AND THE UNITS: All Grantor Property and the Units, except for any portion of the Grantor Property and the Units then undergoing major construction, including all improvements on such Grantor Property and the Units, shall be kept and maintained by the Owner thereof in a reasonably clean, safe, attractive and sightly condition and in good repair, and no trash, litter, junk, boxes, containers, bottles, cans, implements, machinery, lumber or other building materials shall be permitted to remain exposed upon any Unit so that they are visible from, or are a nuisance in any way to, any neighboring Unit, any road, any ski run or ski way or access path on the Grantor Property or the Grantee Property. With respect to unpaved roads on the Grantor Property, Declarant shall, promptly following a written demand, reimburse the Company for Declarant's fair share of the cost of maintaining and repairing such roads, with such fair share to be based upon the relative use of such unpaved roads by Declarant and the Company and the costs incurred by reason of such use.

          3.15. MASTER DEVELOPMENT PLAN; APPROVAL OF CONSTRUCTION ACTIVITIES:
Construction of the Units or any other improvements permitted by this Declaration shall be made subject to, and only in accordance with (a) the terms, provisions and conditions of the Master Development Plan (attached to the Operating Agreement as Exhibit F) and annexed to this Declaration as Exhibit B and by this reference made a part hereof, and (b) in compliance with the architectural plans and renderings (the "Plans") for the Units annexed to this Declaration as Exhibit C and by this reference made a part hereof. After such initial construction is completed in accordance with the Master Development Plan and in compliance with this Declaration, each Owner shall have the right to alter, modify or renovate any existing improvements on its Unit provided that in each instance, such alteration, modification or renovation is permitted by, and made pursuant to, the terms, provisions and conditions of the Master Development Plan and in compliance with the Plans. Any initial construction of the Units or such other improvements, or any such alteration, modification or renovation which is not permitted by the Master Development Plan or in compliance with the Plans, may be made only by first obtaining the prior written consent of the Company in each instance, which consent may be granted or withheld by the Company as follows: (1) consent to any such construction, or any such alteration or other change that affects in any respect (x) within the "Village Core" (as defined in the Operating Agreement), the exterior design, building locations, common areas and public amenities, or
(y) regardless of location on the Grantor Property, mix, Unit size, number of Units, lift access, trail location and skier parking, may be granted or withheld by the Company in its sole and absolute discretion; and (2) consent to any such construction, or any such alteration or other change that affects in any respect outside the "Village Core", the exterior design, building locations, and non-skier parking, may not be unreasonably withheld, conditioned or delayed.

          Supplementing and subject to the foregoing, the following restrictions shall apply to any improvements to be constructed (except in each instance to the extent provided for and approved in accordance with the terms of the Master Development Plan or in compliance with the Plans): (i) no building or other improvements, including without limitation, any fence, wall, driveway, paving, walk, deck, patio, canopy, awning, roof, signage, exterior lighting facility or landscaping, shall be constructed, erected, placed or installed upon any Unit, (ii) no material change or alteration of the materials or appearance (including color) of the exterior of a building or other structure shall be made, (iii) no material change in the final grade of any Unit shall be performed, and (iv) no other substantive construction activity shall be initiated on any Unit until all approvals as may be required hereunder and by any governmental or quasi-governmental entity having jurisdiction over the Grantor Property and the Units have been obtained by such Owner.

          Notwithstanding the foregoing provisions of this Section 3.15, if and for so long as Northstar Mountain Properties, LLC is not in default beyond applicable notice and grace periods under the Operating Agreement and the Operating Agreement is in full force and effect, the foregoing provisions of this Section 3.15 shall not apply, and any construction of the Units shall only be made in compliance with the terms of the Operating Agreement. Upon completion of the initial construction of any Units in compliance with the Master Development Plan and this Declaration without default under either document thereunder, and delivery to the Company of evidence thereof pursuant to Section 3.6 above, the Company agrees to execute and deliver in recordable form, at no cost to the Company, a release of those Units from this Declaration.

          3.16. BLASTING; ETC.: If any blasting, demolition, pile driving, excavation, shoring or other similar activities is to occur, the Company will be informed far enough in advance to allow it to make such investigation as they deem reasonably necessary to confirm that appropriate protective measures have been taken prior thereto. Notwithstanding the foregoing, no approval of any blasting or other such activities by the Company will in any way release the person conducting same from any and all liability in connection therewith, nor will any such approval in any way be deemed to make the Company liable for damages which may occur therefrom, and the person doing the activity and the Owner of whose Unit such activity occurs at will defend and hold harmless and hereby indemnifies the Company from any and all claims, losses, costs, expenses and liabilities including, but not limited to, reasonable attorneys' fees and disbursements, arising out of such activities. The Company may impose any reasonable conditions and restrictions, including time and date restrictions and insurance requirements, on all such activities.

          3.17. USE OF GRANTOR PROPERTY AND THE UNITS DURING CONSTRUCTION: It shall be expressly permissible and proper for Declarant and any Owner and their employees, agents, independent contractors, successors and assigns involved in the construction of improvements on, or the providing of utility service to, the Grantor Property and the Units, acting with the prior written consent, not to be unreasonably withheld, of the Company, to perform such activities and to maintain upon portions of the Grantor Property and the Units as it deems necessary such facilities as may be reasonably required, convenient, necessary or incidental to such construction and development of the Grantor Property and the Units. This permission specifically includes, without limiting the generality of the foregoing, maintaining storage yards, construction yards, portable toilets, equipment and signs. However, no activity by an Owner will be performed and no facility will be maintained by an Owner on any portion of the Grantor Property and the Units in such a way as to unreasonably interfere with the use or access of any other Owner, or violate the terms of the Easement Agreement or this Declaration, or unreasonably interfere with the use or access of the Grantee Property. If any Owner's use under this provision is deemed objectionable by the Company, then the Company, in its sole discretion, may withdraw this permission.

          3.18. NO HAZARDOUS ACTIVITIES: No activities shall be conducted on any portion of the Grantor Property and the Units, and no improvements constructed on any Grantor Property and the Units, which are or might be unsafe or hazardous to any person or property.

          3.19. NO UNSIGHTLINESS: With respect to the initial construction of the Units, no unsightliness shall be permitted on any portion of the Grantor Property and the Units which is in excess of or is materially different from the condition of similar construction sites involved in the construction of residential/commercial properties in the general area where the Grantor Property is located. Without limiting the generality of the foregoing:

          (a) All unsightly structures, facilities, equipment, objects and conditions shall be kept within an enclosed structure at all times;

          (b) Pipes for water, gas, sewer, drainage or other purposes, wires, cables, poles, antennas and other facilities for the transmission or reception of audio or visual signals or electricity, utility meters or other utility facilities, gas, oil, water or other tanks, and sewage disposal systems or devices shall be kept and maintained within an enclosed structure or below the surface of the ground, and no satellite dishes shall be permitted; and

          (c) No lumber, grass, shrub or tree clippings or plant waste, compost, metals, bulk materials or scrap or refuse or trash or unused items of any kind shall be kept, stored or allowed to accumulate on any Grantor Property and the Units.

          3.20. LIGHTS, SOUNDS AND ODORS: All exterior lighting of improvements and grounds on the Grantor Property and the Units during the construction will be subject to regulation by the owner of the Grantee Property. No light shall be emitted from any portion of the Grantor Property and the Units which is unreasonably bright or causes unreasonable glare or shines directly onto an adjacent Unit; no sound shall be emitted from the construction of improvements on any portion of the Grantor Property and the Units which is unreasonably loud or annoying (although normal and reasonable amounts of construction noise will not be prohibited during normal hours of construction); and no odor shall be emitted from any portion of the Grantor Property and the Units which is noxious or offensive to others. Reasonableness with respect to the determination of lights, sounds and odors on or emanating from the Grantor Property pursuant to this Section shall be governed by the levels of lights, sounds and odors commonly found at similar construction sites involved in the construction of residential/commercial properties in the general area where the Grantor Property is located.

          3.21. COMPLIANCE WITH LAW: No portion of the Grantor Property and the Units shall be used, occupied, altered, changed, improved or repaired except in compliance with all present and future laws, rules, requirements, orders, directions, ordinances and regulations of the United States of America, State of California, County of Placer and all other municipal, governmental or lawful authority whatsoever and of all their departments, bureaus and officials. Furthermore, no Owner shall release, discharge or emit from the Grantor

Property and the Units or dispose of, or allow any person under such Owner's control or direction to release, discharge or emit from the Grantor Property and the Units or dispose of, any material on, above or under the Grantor Property and the Units that is designated as a pollutant or contaminant under any federal, state or local law, regulation or ordinance.

                                  ARTICLE IV

                            ENFORCEMENT AND REMEDIES

          4.1. ENFORCEMENT: Each provision of this Declaration enforceable against Declarant or an Owner or member of the general public or Unit shall be enforceable by the Company by a proceeding for a prohibitive or mandatory injunction or by suit or action to recover damages.

          4.2. REMEDIES: In addition, if the Declarant or an Owner or member of the general public fails to perform or observe any covenant or condition to be performed or observed under this Declaration or the Easement Agreement, the Company shall have the following rights and remedies:

          (a) it may, but is not obligated to, cure such failure to comply at the defaulting party's sole cost and expense. If the Company cures any such failure to comply, (i) such Owner shall pay to the Company the amount of all costs incurred by the Company in connection therewith within 30 days after the Owner receives a written invoice therefor from the Company or (ii) such member of the general public shall pay to the Company the amount of all costs incurred in connection therewith within 30 days after such party receives notice therefor;

          (b) In addition to the fines provided for therein, the Company may fine Declarant or any Owner an amount not to exceed $2,000 for each violation caused by the responsible party. The Company may, in its sole and exclusive discretion, annually adjust for inflation the maximum amount of such fine. Each day any violation continues or is permitted to continue shall constitute a separate offense for purposes of levying such fine. Declarant or the Owner shall pay any such fine within 30 days after it receives written notice thereof;

          (c) The Company shall have all other rights and remedies available to it under the Easement Agreement, or at law or in equity. All rights and remedies of the Company shall be cumulative, and the exercise of one right or remedy shall not preclude the exercise of any other right or remedy.

                                   ARTICLE V

                                 MISCELLANEOUS

          5.1. DURATION OF DECLARATION: The covenants, conditions, restrictions, reservations, easements, charges and liens set forth in this Declaration shall run with and bind the Grantor Property and the Units in perpetuity from the date of recordation of this Declaration, unless and until this Declaration is terminated by a recorded termination agreement that has been authorized and executed pursuant to applicable law.

          5.2. EFFECT OF PROVISIONS OF DECLARATION: Each provision of this Declaration, and any agreement, promise, covenant and undertaking to comply with each provision of this Declaration, and any necessary exception or reservation or grant of title, estate, right or interest to effectuate any provision of this Declaration: (a) shall be deemed incorporated in each deed or other instrument by which any right, title or interest in any portion of the Grantor Property, including a Unit, is granted, devised or conveyed, whether or not set forth or referred to in such deed or other instrument; (b) shall, by virtue of acceptance of any right, title or interest in any portion of the Grantor Property including a Unit, be deemed accepted, ratified, adopted and declared as a personal covenant of such Owner and, as a personal covenant, shall be binding on such Owner and such Owner's respective heirs, personal representatives, successors and assigns and, as a personal covenant of an Owner, shall be deemed a personal covenant to, with and for the benefit of the Company but not to, with or for the benefit of any other Owner, (c) shall be deemed a real covenant by Declarant, for itself, its successors and assigns, and also an equitable servitude, running, in each case, as a burden with and upon the Grantor Property including the title to a Unit and, as a real covenant and also as an equitable servitude, shall be deemed a covenant and servitude for the benefit of the Grantee Property including any and all other real property within the Resort; and (d) shall be deemed a covenant, obligation and restriction secured by a lien, binding, burdening and encumbering the Grantor Property and title to each Unit.

          5.3. ATTORNEYS' FEES: In the event of any dispute under or with respect to this Declaration, the prevailing party shall be entitled to recover from the non-prevailing party all of its costs and expenses in connection therewith, including, but not limited to, reasonable attorneys' fees and disbursements.

          5.4. SUCCESSORS AND ASSIGNS: Except as otherwise expressly provided herein, this Declaration shall be binding upon Declarant and each Owner, and their respective heirs, personal representatives, successors and assigns.

          5.5. SEVERABILITY: Invalidity or unenforceability of any provision of this Declaration, in whole or in part, shall not affect the validity or enforceability of any other provision or any valid and enforceable part of a provision of this Declaration.

          5.6. CAPTIONS: The captions and headings in this instrument are for convenience only and shall not be considered in construing any provisions of this Declaration.

          5.7. CONSTRUCTION: When necessary for proper construction, the masculine of any word used in this Declaration shall include the feminine or neuter gender, and the singular the plural, and vice versa.

          5.8. NO WAIVER: The rights and remedies given to the Company by this Declaration shall be deemed to be cumulative and no one of such rights and remedies shall be exclusive of any of the others, or of any other right or remedy at law or in equity which the Company might otherwise have under this Declaration, and the exercise of one such right or remedy by the Company shall not impair the Company's standing to exercise any other right or remedy. Failure to enforce any provisions of this Declaration shall not operate as a waiver of any such provision or of any other provision of this Declaration.

          5.9. EXCUSES FOR NON-PERFORMANCE: Notwithstanding anything contained in this Declaration, Declarant shall be excused from performing any obligation under this Declaration, and any delay in the performance of any obligation under this Declaration shall be excused, if, but only while and so long as, the performance of the obligation is prevented or delayed by acts of God, fire, earthquake, floods, explosion, actions of the elements, war, riots, mob violence, inability to procure or a general shortage of labor, equipment, facilities, materials or supplies in the open market, failure of transportation, strikes, lockouts, actions of labor unions, condemnation, court orders, laws or orders of governmental or military authorities or any other cause, whether similar or dissimilar to the foregoing, not within the reasonable control of Declarant (other than lack of or inability to procure monies to fulfill its commitments and obligations under this Declaration). Declarant shall within 30 days after the occurrence of any such delay give written notice to the Company of the occurrence of any such delay and an explanation thereof and, upon the termination thereof, the termination of such delay.

          5.10. ARBITRATION: Without affecting the rights and remedies of the Company set forth in Article IV, all disputes arising out of or in connection with this Declaration shall be submitted to arbitration in the manner set forth in that certain Arbitration Agreement (which is attached to the Operating Agreement as Exhibit "E") between Northstar Mountain Properties, LLC and the other parties thereto.

          5.11. EXHIBITS: Each reference herein to an Exhibit refers to the applicable Exhibit that is attached to this Declaration All such Exhibits constitute a part of this Declaration and by this Section are expressly made a part hereof. In the event of any conflict or inconsistency between the provisions hereof and any Exhibit(s), the provisions of the Exhibit(s) shall control.

          5.12. LOCATIVE ADVERBS; TERM "INCLUDING": The locative adverbs "herein", "hereof", "hereunder", "hereto", "hereby", "hereinafter", "hereinabove", and like words wherever the same appear in this Declaration, mean and refer to this Declaration in its entirety and not to any specific Article, Section or subsection or subparagraph of this Declaration unless otherwise specifically indicated. When used herein, the term "including" shall mean "including without limitation" unless otherwise specifically provided.

          5.13. PAYMENT ON DEFAULT; DEDUCTION: If under this Declaration the Company is compelled or elects to pay any sum of money or do any acts that require the payment of money by reason of Declarant's failure or inability to perform any of the provisions of this Declaration, Declarant shall promptly, upon demand, reimburse the Company for such sums, and all such sums shall bear interest at the rate of one percent (1%) per annum over the "Prime Rate" as defined in the Easement Agreement (but in no event exceeding any applicable maximum rate per annum permitted to be contracted for between the parties under California law) from the date of expenditure until the date of such reimbursement.

          If reimbursement or payment shall not be made within ten (10) days after such demand is made, the Company shall have the right to deduct the amount thereof, together with interest as aforesaid, without liability or forfeiture, from any sums then due or thereafter becoming due from the Company to the Declarant.

          Any deduction made by the Company pursuant to the provisions of this Section from any sums due or payable by it hereunder shall not constitute a default in the payment thereof unless the Company fails to pay the amount of such deduction (with interest thereon at the rate provided above from the respective dates of deduction) within thirty (30) days after final adjudication that such amount is owing. The option given in this Section is for the sole protection of the Company and its existence shall not release Declarant from the obligation to perform the terms, provisions, covenants and conditions herein provided to be performed thereby or deprive Company of any other legal or equitable rights which it may have by reason of any such default.

          5.14. GOVERNING LAWS: This Declaration shall be construed and governed in accordance with the laws of the State of California.

          5.15. RIGHTS, PRIVILEGES AND EASEMENTS WITH RESPECT TO LIENS: This Declaration, and the rights, privileges and easements of the Company, shall in all events be superior and senior to the rights, interests and estates of all Persons and to any lien or other encumbrance placed upon any portion of the Grantor Property including a Unit affected hereby, including the lien of any mortgage; any amendments or modification hereof, whenever made, shall be deemed superior and senior to any rights, interests and estates and to all liens, including the lien of any mortgage, the same as if such amendments or modification had been executed concurrently herewith.

          5.16. TIME OF ESSENCE: Time is of the essence with respect to the performance of each of the terms, provisions, covenants and conditions contained in this Declaration.

          5.17. HAZARDOUS MATERIALS: For purposes hereof, the following terms shall have the following meanings:

          "Environmental Laws" shall mean all statutes, ordinances, orders, rules and regulations of all federal, state or local governmental agencies relating to the use, generation, manufacture, installation, release, discharge, handling, storage or disposal of Hazardous Materials.

          "Hazardous Materials" shall mean and include, but shall not be limited to, any (i) "hazardous substance", "pollutant" or "contaminant" (as defined in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), as codified at 42 U.S.C. Sections 9601, et seq., as amended, or the regulations promulgated pursuant to CERCLA, including any element, compound, mixture, solution, or substance which is or may be so designated a hazardous substance pursuant to CERCLA; (ii) all substances which are or may be designated as hazardous substances pursuant to the Federal Water Pollution Control Act ("FWPCA"), as codified at 33 U.S.C. Sections 1251, et seq., as amended; (iii) any hazardous waste having the characteristics which are identified under or listed pursuant to the Resource Conservation and Recovery Act ("RCRA"), as codified at 42 U.S.C. Sections 6901, et seq., as amended or as having such characteristics which shall subsequently be considered under RCRA to constitute a hazardous waste; (iv) any substance containing petroleum, as that term is defined in RCRA, or 40 C.F.R. Part 280 including without limitation waste oil; (v) any toxic pollutant which is or may be listed as such pursuant to the FWPCA; (vi) any hazardous air pollutant which is or may be listed as such under the Clean Air Act, as codified at 42 U.S.C. Sections 7401, et seq., as amended; (vii) any imminently hazardous chemical substance or mixture with respect to which action has been or may be taken pursuant to the Toxic Substances Control Act, as codified at 15 U.S.C. Sections 2601, et seq., as amended; (ix) any asbestos, asbestos containing material or urea formaldehyde or material which contains it; and (x) all other toxic materials, pollutants, contaminants and hazardous substances and wastes regulated by any federal or applicable state or local environmental law.

          Declarant agrees that Declarant, and its agents, employees and contractors, shall use, handle, generate, transport, dispose and store any Hazardous Materials used, handled, generated, transported, disposed or stored at the Grantor Property and the Units by it or them, only in accordance with all applicable requirements of Environmental Laws. In the event of any release by Declarant, and its agents, employees or contractors, in, about, under or on the Grantor Property and the Units, or any portion thereof, of any Hazardous Materials, Declarant shall promptly take such remedial actions as may be reasonably necessary to clean up the same in accordance with the requirements of Environmental Laws. If any such release poses a risk of contaminating the Grantor Property including a Unit or will materially interfere with the use of the Grantor Property including a Unit, and Declarant fails to promptly take such remedial actions as are required by the preceding sentence, the Company shall have the right to enter upon the Grantor Property including a Unit in order to perform such necessary clean up and remedial actions at the expense of Declarant or the Owner, as applicable.

          5.18. NO THIRD PARTY BENEFICIARIES: The rights in favor of the Company set forth in this Declaration shall be for the exclusive benefit of the Company and any owner of the Grantee Property, it being the express intention of Declarant that in no event shall such rights be conferred upon or for the benefit of any party owning any legal or beneficial interest in any land other than the Grantee Property.

          5.19. ESTOPPEL CERTIFICATE: Declarant hereby covenants that, upon written request of the Company, it will issue within fifteen (15) business days after such request is received an estoppel certificate stating: (i) whether to its actual knowledge there is any default under the Declaration, specifying the nature thereof; (ii) whether the Declaration has been assigned, modified or amended in any way (and if it has, then stating the nature thereof); (iii) that the Declaration as of that date is in full force and effect; and (iv) any other information reasonably requested by the Company.

            IN WITNESS WHEREOF, Declarant has executed this Declaration on the day and year first above written.
                                         DECLARANT



                                         TRIMONT LAND HOLDINGS, INC.


                                         By:  /s/ Christopher P. Ryman
                                            -----------------------------------
                                             Christopher P. Ryman
                                             President




STATE OF NEW YORK                )
                                 )SS.:
COUNTY OF                        )


          On the day of September , 2000 before me, the undersigned, personally appeared Christopher P. Ryman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                              -----------------------------------------------
                                                Notary Public

                                   EXHIBIT K

                                 Deed of Trust
                                 -------------


RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO


Name     Loeb & Loeb LLP
Street   345 Park Avenue
Address
City     New York
State    New York
Zip      10154
         Attention: Micheal Beck, Esp.
-------------------------------------------------------------------------------
                                       SPACE ABOVE THIS LINE FOR RECORDER'S USE


            ESSENTIAL SKI PROPERTY DEED OF TRUST, SECURITY AGREEMENT
                               AND FIXTURE FILING

                     (WITH ASSIGNMENT OF RENTS AND LEASES)

     This Essential Ski Property Deed of Trust, Security Agreement and Fixture Filing (With Assignment of Rents and Leases) is made as of this 22nd day of September, 2000, by TRIMONT LAND HOLDINGS, INC., a Delaware corporation (hereinafter called "Trustor"), whose address is 1000 South Frontage Road West, Suite 100, Vail, Colorado 81657 to PLACER TITLE COMPANY, a California corporation, whose address is 555 Menlo Drive, Suite A, Rocklin, California 95765 (hereinafter called "Trustee"), for the benefit of TRIMONT LAND COMPANY, a California corporation (hereinafter called "Beneficiary"), whose address is 1000 South Frontage Road West, Suite 100, Vail, Colorado 81657.

     WITNESSETH: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS to Trustee, its successors and assigns, in Trust, with POWER OF SALE TOGETHER WITH RIGHT OF ENTRY AND POSSESSION all of Trustor's right, title and interest in and to the following property (the "Trust Estate" or the "Real Property"):

     (a) all that certain real property now or hereafter acquired in Placer County in the State of California, together with any fixtures now or hereafter located thereon (the "Land"), which Land is more particularly hereinafter described on Exhibit "A" annexed hereto;

     (b) all tenements, hereditaments, appurtenances, privileges, franchises and other rights and interests now or in the future benefitting or otherwise relating to the Land, including easements, rights-of-way, development rights, mineral rights, water and water rights, pumps and pumping plants and all shares of stock evidencing the same;

     (c) subject to the assignment to Beneficiary set forth in Paragraph 11 below, all rents, issues, income, revenues, royalties and profits now or in the future payable with respect to or otherwise derived from the Trust Estate or the ownership, use, management, operation, leasing or occupancy of the Trust Estate, including those past due and unpaid (the "Rents"); and

     (d) all present and future right, title and interest of Trustor in and to all claims, demands, awards, settlements and other payments arising or resulting from or otherwise relating to any insurance (whether or not

Beneficiary is named as a loss payee of such insurance) or any loss or destruction of, injury or damage to, trespass on or taking, condemnation (or conveyance in lieu of condemnation) or public use of any of the Real Property (the "Intangibles").

     Trustor further grants to Trustee and Beneficiary, pursuant to the California Uniform Commercial Code (as amended, the "UCC"), a security interest in all present and future right, title and interest of Trustor in and to all Intangibles and all of the Trust Estates described above in which a security interest may be created under the UCC (collectively, the "Personal Property"). This Deed of Trust constitutes a security agreement under the UCC, conveying a security interest in the Personal Property to Trustee and Beneficiary. Trustee and Beneficiary shall have, in addition to all rights and remedies provided herein, all the rights and remedies of a "secured party" under the UCC and other applicable California law. Trustor covenants and agrees that this Deed of Trust constitutes a fixture filing under the UCC.

     FOR THE PURPOSE OF SECURING the obligation of Trustor (A) to subdivide and reconvey to Beneficiary or its nominee or designee the Essential Ski Property (as hereinafter defined) pursuant to Section 9.2 of the Trimont Purchase Agreement (as hereinafter defined) free and clear of all liens, deeds of trust, judgments and encumbrances of any nature other than the Permitted Liens, and to timely and fully perform all obligations under the Trimont Purchase Agreement and all instruments and documents which relate to such obligation of Trustor to so reconvey the Essential Ski Property (such obligation, the "ESP Reconveyance Obligation") and (B) to subdivide and reconvey to Beneficiary or its nominee or designee the Unit 7A Property (as defined in the Trimont Purchase Agreement) pursuant to Section 10.13 of the Trimont Purchase Agreement free and clear of all liens, deeds of trust, judgments and encumbrances of any nature other than the Permitted Liens, and to timely and fully perform all obligations under the Trimont Purchase Agreement and all instruments and documents which relate to such obligation of Trustor to so reconvey the Unit 7A Property (such obligation, the "Unit 7A Reconveyance Obligation").

     In the event that Trustor shall default in the performance of the ESP Reconveyance Obligation and such default shall continue for thirty (30) days after notice of such default or Trustor rejects such obligation, in bankruptcy or otherwise, Trustor shall be obligated to pay, and Trustor hereby obligates itself to pay, the total sum of Five Million Dollars ($5,000,000) ("ESP Liquidated Damages") to Beneficiary as liquidated damages and not as a penalty, and Trustor hereby agrees that this Deed of Trust does hereby also secure such monetary obligation. TRUSTOR AND BENEFICIARY HEREBY ACKNOWLEDGE AND AGREE THAT BENEFICIARY'S DAMAGES WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE OR ESTIMATE, AND THE AMOUNT OF ESP LIQUIDATED DAMAGES IS (i) THE PARTIES BEST AND MOST ACCURATE PRE-ESTIMATE OF THE DAMAGES BENEFICIARY WOULD SUFFER IN THE EVENT TRUSTOR BREACHES THE ESP RECONVEYANCE OBLIGATION, AND (ii) IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS DEED OF TRUST.

     In the event that Trustor shall default in the performance of the Unit 7A Reconveyance Obligation and such default shall continue for thirty (30) days after notice of such default or Trustor rejects such obligation, in bankruptcy or otherwise, Trustor shall be obligated to pay, and Trustor hereby obligates itself to pay, the total sum of Ten Million Dollars ($10,000,000) ("Unit 7A Liquidated Damages") to Beneficiary as liquidated damages and not as a penalty, and Trustor hereby agrees that this Deed of Trust does hereby also secure such monetary obligation. TRUSTOR AND BENEFICIARY HEREBY ACKNOWLEDGE AND AGREE THAT BENEFICIARY'S DAMAGES WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE OR ESTIMATE, AND THE AMOUNT OF UNIT 7A LIQUIDATED DAMAGES IS (i) THE PARTIES BEST AND MOST ACCURATE PRE-ESTIMATE OF THE DAMAGES BENEFICIARY WOULD SUFFER IN THE EVENT TRUSTOR BREACHES THE UNIT 7A RECONVEYANCE OBLIGATION, AND (ii) IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS DEED OF TRUST.

     ESP LIQUIDATED DAMAGES AND UNIT 7A LIQUIDATED DAMAGES ARE SEPARATE AND CUMULATIVE REMEDIES. IF AN EVENT OF DEFAULT SHALL EXIST, OTHER THAN BY REASON OF TRUSTOR'S BREACH OF THE ESP RECONVEYANCE OBLIGATION OR THE UNIT 7A RECONVEYANCE OBLIGATION, THEN TRUSTOR SHALL BE DEEMED TO HAVE BREACHED, BEYOND ANY APPLICABLE NOTICE AND CURE PERIODS, THE ESP RECONVEYANCE OBLIGATION AND THE UNIT 7A RECONVEYANCE OBLIGATION.

     "Essential Ski Property" shall have the meaning given to such term in the Operating Agreement.

     "Permitted Liens" shall mean the following: (i) the lien for local real estate taxes and assessments not yet due or payable; (ii) the Conditions of Title (as such term is defined in the Trimont Purchase Agreement); and (iii) other liens (other than deeds of trust and mortgages, which deeds of trust and mortgages Trustor agrees will be discharged by it at the time Trustor performs the ESP Reconveyance Obligation or the Unit 7A Reconveyance Obligation, as the case may be), if the Title Company insures Beneficiary or its nominee or designee against the collection of same from the Real Property.

     "Trimont Purchase Agreement" shall mean the Agreement for Purchase and Sale of Real Property dated as of the date hereof between Trimont Land Company, as Seller, and Trimont Land Holdings, Inc., as Buyer, as the same may be amended or otherwise modified from time to time.

     Each person or entity hereafter holding a deed of trust upon the Trust Estate encumbered hereby, by its acceptance of such deed of trust, acknowledges that Trustor has the ESP Reconveyance Obligation and the Unit 7A Reconveyance Obligation and agrees that upon Trustor's performance of the ESP Reconveyance Obligation or the Unit 7A Reconveyance Obligation, as the case may be, the portion of the Trust Estate so reconveyed to Beneficiary or its nominee or designee shall be deemed released from the deed of trust held by such person or entity, and within ten (10) days after request, such person or entity shall deliver such instruments confirming the foregoing as Trustor or Beneficiary or its nominee or designee shall reasonably request.

     TO PROTECT AND MAINTAIN THE SECURITY OF THIS DEED OF TRUST, TRUSTOR
AGREES:

     (1) To pay, perform, observe and discharge each and every condition, obligation, covenant and agreement for which this Deed of Trust has been given as security as provided above.

     (2) To the extent required by the Operating Agreement (as hereinafter defined and consistent with the plans for development set forth in the Operating Agreement), to keep the Trust Estate in good condition and repair; to complete in good and workmanlike manner any improvement which may be constructed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting the Trust Estate or requiring any improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon the Trust Estate in violation of law; and to do all acts which from the character or use of the Real Property may be reasonably necessary, the specific enumerations herein not excluding the general. "Operating Agreement" shall mean the Operating Agreement of Northstar Mountain Properties, LLC, a Delaware limited liability company, of even date herewith between Trimont Land Holdings, Inc., a Delaware limited liability company, and East West Resort Development V, L.P., L.L.L.P., a Delaware limited liability limited partnership, as the same may be amended or otherwise modified from time to time.

     (3) Trustor shall carry such public liability insurance as Beneficiary may reasonably require. Trustor shall maintain all required insurance with companies and in amounts, coverages, deductibles, and forms reasonably satisfactory to Beneficiary. Neither Beneficiary nor Trustee, by reason of accepting, rejecting, approving or obtaining insurance, shall incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency or insolvency of any insurer, or (iii) the payment of losses. All liability insurance policies shall name Beneficiary as an additional insured, and shall provide that they cannot be terminated as to Beneficiary except upon thirty (30) days' prior written notice to Beneficiary. Trustor shall deliver to Beneficiary certificates, together with receipts satisfactory to Beneficiary, evidencing payment of the premiums therefor. Should Trustor fail to insure or fail to pay the premiums on any required insurance, or fail to deliver the policies or renewals of them as provided above, Beneficiary may (but is not obligated to) have the insurance issued or renewed (and pay the premiums on it for the account of Trustor) in amounts and with companies and at premiums as Beneficiary deems appropriate. If Beneficiary elects to have insurance issued or renewed to insure Beneficiary's interest, Beneficiary shall have no obligation to also insure Trustor's interest or to notify Trustor of Beneficiary's actions. All sums advanced by Beneficiary to pay premiums on insurance policies which Trustor is required to maintain hereunder shall be due and payable by Trustor to Beneficiary upon demand, and failing prompt reimbursement, shall be added to the indebtedness secured by this Deed of Trust and earn interest at the Involuntary Rate until paid in full. "Involuntary Rate" shall mean the Prime Lending Rate plus four (4%) percent, but in no event in excess of the highest rate allowed by law. "Prime Lending Rate" shall mean the floating rate of interest per annum published in the Wall Street Journal, Eastern Edition (or in any similar financial periodical as Beneficiary may choose in the event that the Wall Street Journal ceases to publish a "Prime Rate") from time to time as being the "Prime Rate" of interest. Any change in the interest rate resulting from a change in the Prime Lending Rate shall become effective as of the date on which such Prime Lending Rate changes.

     (4) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorneys' fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

     (5) To pay and discharge, at least ten days prior to delinquency, all taxes of every kind and nature, including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes, all general and special assessments, including assessments on appurtenant water stock, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against Trustor or the Trust Estate or any part thereof, or upon the revenues, rents, issues, income and profits thereof or upon this Deed of Trust or the indebtedness now or hereafter secured hereby; when due, all encumbrances, charges and liens, with interest, on the Trust Estate or any part thereof, which are prior or superior hereto or subject or subordinate hereto; all costs, fees and expenses of this Trust.

     To promptly and completely observe, perform and discharge each and every condition, obligation, covenant and agreement affecting the Trust Estate, whether the same is prior and superior or subject and subordinate hereto, including, without limitation, all obligations of Trustor under the Easement Agreement. "Easement Agreement" shall mean that certain Easement Agreement of even date herewith by and between Trimont Land Holdings, Inc., a Delaware corporation, as grantor, and Trimont Land Company, a California corporation, as grantee, as the same may be amended or otherwise modified from time to time.

     Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary and/or Trustee, but without obligation so to do and after reasonable notice to and demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may reasonably deem necessary to protect the security hereof, Beneficiary and/or Trustee being authorized to enter upon the Real Property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay reasonable attorneys' fees and costs in connection therewith.

     (6) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure until paid in full by Trustor at the Involuntary Rate, which sums shall be secured by this Deed of Trust to the same extent and with the same priority as the obligations hereby secured, and such sums shall be deemed mandatory advances required for the preservation and protection of the lien of this Deed of Trust and Trustee's and Beneficiary's rights hereunder.

     (7) Subject to the Easement Agreement, that any award of damages in connection with any condemnation for public use of or injury to the Real Property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by it in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance. Notwithstanding the fact that the security given hereby may not be impaired by a partial condemnation, Beneficiary, in its sole and absolute discretion, shall have the right, subject to the Easement Agreement, to apply all compensation, award or other payments or relief therefor made on account thereof to the obligations secured hereby or reimbursement of Trustor for expenses incurred by it in the restoration of the Real Property, and in respect thereto, Trustor hereby waives the benefit of any statute or rule of law which may be contrary thereto.

     (8) That by accepting the payment, performance or observance of any condition, obligation, covenant or agreement contained herein after the date to be paid, performed or observed as provided hereunder, Beneficiary does not waive its right either to require prompt payment, performance or observance when due of all other conditions, obligations, covenants or agreements contained herein or to declare a default for failure so to do.

     (9) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of the Trust Estate to Trustor; consent to the making of any map or plat thereof by Trustor; join in granting any easement thereon; join in the execution of or subordination of the lien or charge hereof to any covenants, conditions or restrictions affecting said property; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

     (10) That upon written request of Beneficiary stating that all sums and obligations secured hereby have been paid and performed, and upon surrender of this Deed of Trust to Trustee for cancellation and retention, and upon payment by Trustor of its fees, Trustee shall reconvey, without warranty, the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     (11) That Trustor absolutely and unconditionally hereby assigns, transfers, conveys and sets over to Beneficiary all leases and the Rents; provided, however, prior to the earlier of any default hereunder which continues beyond any applicable notice and cure periods, Trustor shall have the right, as the agent and fiduciary representative of Beneficiary for collection and distribution purposes only, to collect and receive the Rents as they become due and payable to be applied by Trustor to the payment of all sums then due and payable under this Deed of Trust and other expenses of owning and operating the Real Property and, thereafter, so long as no default (which has continued beyond any applicable notice and cure periods) as aforesaid has occurred, the balance may be distributed to the account of Trustor. Upon any such default (which has continued beyond any applicable notice and cure periods), Beneficiary may at any time without notice, either in person, by agent or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Real Property or any part thereof, in its own name or in the name of

Trustor, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees and expenses, to the payment of all sums payable under this Deed of Trust and other expenses of owning and operating the Real Property and in such order as Beneficiary may determine. The entering upon and taking possession of the Real Property, the collection of the Rents and the application thereof as aforesaid shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

     Except as may expressly be permitted under the Operating Agreement, Trustor agrees that it will not (a) execute any further assignment of any of its right, title and interest in the Rents; (b) accept prepayments of any installments of Rents to become due under any leases or rental agreements in excess of one (1) month except prepayments in the nature of security; (c) with respect to any lease or rental agreement having a term of two (2) years or more, Trustor will not terminate, amend or modify any such lease or rental agreement without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld; or (d) accept a surrender of any such lease or rental agreement.

     (12) Trustor hereby represents, warrants and covenants that:

          Except as may be customary and incidental to the maintenance of the Real Property and then only to the extent lawful, the Real Property which is the subject of this Deed of Trust will not in the future be used by Trustor in connection with the disposal of or to refine, generate, manufacture, produce, store, handle, treat, transfer, release, process or transport flammable explosives, radioactive materials, asbestos, PCB, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any Hazardous Materials Laws (defined below) (collectively, "Hazardous Materials"), and Trustor will not at any time use the Real Property for the disposal, refining, generating, manufacturing, producing, storing, handling, treating, transferring, releasing, processing or transporting of any Hazardous Materials.

     Trustor shall, and shall cause all tenants, employees, agents, contractors and subcontractors of Trustor and any other persons present on or occupying the Real Property to, comply, in all material respects, with Hazardous Materials Laws (as such term is hereinafter defined).

     Trustor shall promptly advise Beneficiary in writing of: (a) a notice, summons, citation, directive, letter or other communication, written or oral (collectively, "Notice") (whether such Notices are received from the United States Environmental Protection Agency ("EPA"), the Occupational Safety and Health Agency, the Department of Health Services, the State Water Quality Control Board, the Department of Sanitation, the Department of Public Works or any other federal, state or local governmental agency or regional office thereof) of violation or potential violation which are received by Trustor of any applicable federal, state or local laws, ordinances or regulations relating to any Hazardous Materials, including but not limited to CERCLA, RCRA, the Hazardous Materials Transportation Act, the Hazardous Substances Account Act, the Hazardous Substances Act, the Occupational Health and Safety Act, the Porter-Cologne Water Quality Control Act, the Solid Waste Management Act of 1980, the Toxic Pit Cleanup Act, the Underground Tank Act of 1984, and the California Water Quality Improvement Act (collectively, "Hazardous Materials Laws"); (b) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Hazardous Materials Laws; (c) all claims made or threatened by any third party against Trustor or the Trust Estate relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a), (b) and (c) above are collectively referred to herein as "Hazardous Materials Claims"); and (d) Trustor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Real Property that could reasonably be expected to cause the Real Property or any part thereof to be classified as "border-zone property" under the provisions of California Health and Safety Code, Sections 25220 et seq., or any regulation adopted in accordance therewith, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Real Property under any Hazardous Materials Laws. "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, set forth at 42 U.S.C. 9601 et seq. ("RCRA") shall mean the Resource Conservation and Recovery Act of 1986, as amended, set forth at 42 U.S.C. 6901 et seq.

     Beneficiary shall have the right, but not the obligation, to join and participate in as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys' and consultants' fees in connection therewith paid by Trustor upon demand.

     Trustor shall be solely responsible for, and shall indemnify and hold harmless Beneficiary, its directors, officers, employees, agents, successors and assigns, from and against any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal or presence of Hazardous Materials on, under or about the Real Property (but in each case only to the extent the Hazardous Materials were unlawfully introduced to the Real Property or unlawfully handled by Trustor or any employees, agents, contractor or subcontractors of Trustor, or any third persons (other than Beneficiary) at any time hereafter occupying or present on the Real Property), including, without limitation: (a) all foreseeable and unforeseeable consequential damages including third party claims; (b) the costs of any required or necessary repair, cleanup or detoxification of the Real Property, including the soil and groundwater thereof, and the preparation and implementation of any closure, remedial or other required plans; (c) unauthorized damage to any natural resources; and (d) all reasonable costs and expenses incurred by Beneficiary in connection with clauses (a), (b) and (c), including, but not limited to, reasonable attorneys' and consultants' fees.

     Any costs or expenses incurred by Beneficiary for which Trustor is responsible or for which Trustor has indemnified Beneficiary shall be paid to Beneficiary on demand, and failing prompt reimbursement, shall be added to the indebtedness secured by this Deed of Trust and earn interest at the Involuntary Rate until paid in full.

     Trustor shall not undertake any cleanup, containment, restoration, removal or other remedial work (collectively, "Remedial Work") in response to the presence of any Hazardous Materials on, under or about the Real Property without prior written notice to Beneficiary of the scope and nature of such Remedial Work; provided, however, that prior written notice shall not be necessary in the event that the presence of Hazardous Materials on, under or about the Real Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to notify Beneficiary before taking such action. In such event, Trustor shall notify Beneficiary as soon as practicable of any action so taken. Trustor shall not, without Beneficiary's prior written consent, which shall not be unreasonably withheld, enter into any settlement agreement, consent decree or other compromise in respect to any Hazardous Material Claims.

     In the event any investigation or monitoring of conditions on the Real Property or any Remedial Work is required under any applicable Hazardous Materials Laws, by any judicial order, by any governmental entity, or in order to comply with any agreements affecting the Real Property because of or in connection with any Hazardous Material Claims, Trustor shall perform or cause to be performed the Remedial Work in compliance with such Hazardous Material Laws or agreement. All Remedial Work shall be performed by one or more contractors, selected by Trustor and approved in advance in writing by Beneficiary, and under the supervision of a consulting engineer, selected by Trustor and approved in writing by Beneficiary, such approval not to be unreasonably withheld. All costs and expenses of such Remedial Work shall be paid by Trustor, including, without limitation, the charges of such contractors and/or the consulting engineer, and Beneficiary's reasonable attorneys' fees and costs incurred in connection with monitoring or reviewing such Remedial Work. In the event Trustor shall fail to timely commence or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof shall be due and payable upon demand therefor by Trustor.

     If Beneficiary has reasonable cause to believe that Hazardous Materials have migrated onto the Real Property or have otherwise come onto the Real Property in violation of the terms of this Deed of Trust and without fault by Beneficiary or there has been a default by Trustor hereunder with respect to Hazardous Materials, then, at Beneficiary's request, Trustor shall retain, at Trustor's sole cost and expense, a licensed geologist, industrial hygienist or an environmental consultant (a "Consultant") acceptable to Beneficiary to conduct an environmental site assessment of the Real Property for the presence of Hazardous Materials ("Environmental Audit"). The Environmental Audit shall be performed in a manner reasonably calculated to discover the presence of Hazardous Materials contamination. The Consultant shall concurrently deliver the results of its investigation in writing directly to Trustor and Beneficiary without prior consultation with either party unless conducted in the presence of the other party.

     If Trustor fails to pay for or obtain an Environmental Audit as provided for herein, Beneficiary may, but shall not be obligated to, obtain the Environmental Audit, and either demand reimbursement from Trustor or add the cost thereof to the indebtedness secured by this Deed of Trust, in which case interest shall accrue on such sum at the Involuntary Rate. Furthermore, Trustor hereby grants Beneficiary, its employees and agents the right, exercisable at any time and at Beneficiary's sole cost and expense, to enter upon the Real Property for the purpose of conducting an inspection, sampling and testing to determine whether there have been any violations of the covenants contained in this Paragraph 12, and, with respect to any such entry by Beneficiary, Beneficiary shall have liability insurance in place in the amount of not less than $5,000,000 and Trustor shall be named as an additional insured thereon and Trustor's casualty policy(ies) shall contain a waiver of subrogation in favor of Beneficiary.

     (13) Trustor agrees to indemnify, defend and hold harmless Trustee and Beneficiary from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including reasonable attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Trustee and/or Beneficiary by reason or on account of, or in connection with (a) any willful misconduct of Trustor or any default or event of default by Trustor hereunder; (b) Trustee's and/or Beneficiary's good faith and commercially reasonable exercise of any of their rights and remedies, or the performance of any of their duties hereunder ; (c) Trustor's failure to perform or comply with any of the covenants set forth in Paragraph 12 above; (d) the construction, reconstruction or alteration of the Real Property; (e) any negligence of Trustor, or any negligence or willful misconduct of any lessee of the Real Property or any portion thereof, or any of their respective agents, contractors, employees, licensees or invitees; or (f) any accidents, injury, death or damage to any person or property occurring in, on or about the Real Property or any street, drive, sidewalk, curb or passageway adjacent thereto; except to the extent of the willful misconduct or gross negligence of Beneficiary or Trustee. Upon demand by Trustee and/or Beneficiary, Trustor shall defend any action or proceeding brought against Trustee and/or Beneficiary arising out of or alleging any claim or cause of action covered by this indemnity, all at Trustor's own cost and by counsel to be approved by Beneficiary in the exercise of its reasonable judgment. The provisions of this Paragraph 13 shall survive the foreclosure or the delivery of a deed in lieu of foreclosure of this Deed of Trust or the payment in full of the indebtedness secured hereby and the termination and reconveyance of this Deed of Trust, as the case may be.

     Any amount payable to Trustee or Beneficiary under Paragraph 12 or this Paragraph 13 shall be due and payable immediately after demand therefor and receipt by Trustor of a statement setting forth in reasonable detail the amount claimed and the basis therefor, and such amounts shall bear interest at the Involuntary Rate beginning ten (10) days after the date of demand, until paid in full by Trustor.

     (14) That upon default by Trustor in payment of any indebtedness secured hereby or upon default in performance, beyond any applicable notice and cure period, of any agreement hereunder, Beneficiary may, if such default is continuing, take any of the following actions or pursue any right or remedy permitted under applicable law (without limiting, impairing or otherwise affecting its other rights and remedies): declare all sums secured hereby immediately due and payable by delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Real Property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed of Trust and all documents evidencing expenditures secured hereby.

     If any event of default shall be continuing, then, after the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of the sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Real Property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said Real Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the Real Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale.

     After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the Involuntary Rate; all other sums then secured hereby (whether or not then due); and the remainder, if any, to the person or persons legally entitled thereto.

     (15) Following recordation of a notice of default, Beneficiary and prospective bidders at any foreclosure sale shall have the right to enter and inspect said Real Property at reasonable times and upon reasonable notice to Trustor. Trustor shall, promptly following the recordation of a notice of default, but in any event prior to the date of sale set in the notice of sale, disclose to Beneficiary in writing all material facts regarding said Real Property.

     Trustor hereby waives any claims against Beneficiary or Trustee arising out of or in connection with any disclosures regarding said Real Property which may be made by Beneficiary or Trustee to prospective bidders at or prior to the foreclosure sale. All costs, fees and expenses incurred by Beneficiary or Trustee in connection with such inspections and disclosures shall be payable by Trustor upon demand therefor, and such amounts shall bear interest at the Involuntary Rate from the date paid by Beneficiary until paid in full by Trustor, and if not so paid shall be added to the amount secured hereby.

     (16) That if the Trustor, or any subsequent owner of the Real Property covered hereby, shall occupy said property, or any part thereof, after any default in payment of any amount secured by this Deed of Trust, Trustor, or such owner, shall pay to Beneficiary in advance on the first day of each month a reasonable rental for the premises so occupied, and upon failure to pay such reasonable rental, Trustor, or such owner, may be removed from said premises by summary dispossess proceedings or by any other appropriate action or proceeding.

     (17) Trustor hereby represents and warrants: (a) that it is and will be the lawful owner of all of the Trust Estate free of all claims, liens or encumbrances whatsoever, other than the security interests granted pursuant hereto, the Easement Agreement and such other matters as are allowed under the Operating Agreement or as may be approved in writing by Beneficiary in Beneficiary's sole and absolute discretion; (b) all information, including, but not limited to, financial statements furnished by Trustor to Beneficiary heretofore or hereafter, whether oral or written, is and will be correct and true in all material respects as of the date given; and (c) if Trustor is a business entity, the execution, delivery and performance hereof are within its powers and have been duly authorized.

     Trustor shall execute such financing statements and other documents and do such other acts and things, all as Beneficiary may from time to time reasonably require, to establish and maintain the security interest created by this Deed of Trust.

     (18) Beneficiary, acting alone, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by each and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page or document number where this Deed of Trust is recorded, and the name and address of the new Trustee. If notice of default shall have been recorded, this power of substitution cannot be exercised until after the costs, fees and expenses of the then acting Trustee shall have been paid to such Trustee, who shall endorse receipt thereof upon such instrument of substitution.

     (19) If requested, Trustor shall furnish to Beneficiary and/or Trustee the reports and other financial information required to be provided by the Operating Agreement, subject to Beneficiary and/or Trustee, as the case may be, executing and delivering to Trustor a confidentiality agreement reasonably acceptable to Trustor; provided, however, that this provision shall not limit or be applicable to Beneficiary's right, if any, to receive such information pursuant to the Operating Agreement.

     (20) That the pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust is hereby waived to the full extent permissible by law.

     (21) That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the obligations secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.

     (22) Subject to the proposed recipient's delivery of a confidentiality agreement reasonably acceptable to Trustor, Trustor agrees that Beneficiary may provide to Beneficiary's parent, affiliate, subsidiary, participants, lenders, members or service providers or others, without further notice to Trustor, any financial or other information, data or material in Beneficiary's possession relating to Trustor, this Deed of Trust, or the Real Property.

     (23) That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

     (24) [Intentionally Deleted]

     (25) Except in connection with a release pursuant to Paragraph 33 hereof or any other Permitted Transfer (as hereinafter defined) that should Trustor sell, convey, transfer, dispose of or further encumber the Trust Estate or any part thereof or any interest therein, or enter into a lease covering all or any portion thereof or an undivided interest therein, either voluntarily, involuntarily or otherwise, without the prior written consent of Beneficiary being first had and obtained, then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions. "Permitted Transfer" shall mean creation of any lease or the granting of any easement which (a) is commercially reasonable, (b) has been entered into or granted in the ordinary course of Trustor's business and (c) is subject and subordinate to this Deed of Trust.

     (26) Should any of the following occur (each, an "Event of Default"), then Beneficiary may, at its option, declare all sums secured hereby immediately due and payable unless Beneficiary shall have given its prior written consent thereto:

          (a) failure of Trustor to pay for a period of ninety (90) days after written notice to Trustor, any payment required hereunder or under any instrument or document related hereto; or

          (b) if any of Trustor's representations or warranties contained herein or in any instrument or document related hereto shall be untrue or incorrect in any material respect at the time made, or if any such warranty or representation intended to be a continuing one shall become untrue or incorrect in any material respect and, in either case, Trustor shall fail to remedy such situation within thirty (30) days after notice from Beneficiary (or immediately upon notice in case of emergency); or

          (c) if Trustor shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Trustor and the petition is not dismissed within ninety (90) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of Trustor; or Trustor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Trustor or there is commenced against Trustor any such proceeding which remains undismissed for a period of ninety (90) days; or Trustor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Trustor suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of ninety (90) days; or Trustor makes a general assignment for the benefit of creditors; or Trustor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Trustor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or

          (d) if any execution, warrant, attachment, garnishment or other similar processes shall be levied or filed against the Trust Estate or any part thereof, or against Trustor which involve claims aggregating more than $100,000 and such processes shall not be stayed, vacated or discharged, such as by bonding, within ninety (90) days after the same shall have been levied or filed; or

          (e) if Trustor shall fail to perform or observe, or cause to be performed or observed, the ESP Reconveyance Obligation, the Unit 7A Reconveyance Obligation or any term, obligation, covenant, condition or agreement contained in this Deed of Trust or any instrument or document related thereto, or in any assignment of leases and rents or in any other instrument executed concurrently herewith by Trustor or supplemental hereto, pertaining to the debt secured hereby or the security therefor, or under any supplement, modification or extension of any of the foregoing, on its part to be performed, and such failure shall have continued for a period of thirty (30) days after notice thereof; provided, however, if such default shall not have been occasioned by any willful act of Trustor, and if such default cannot with due diligence be cured within such thirty (30) day period, the time within which to cure the same shall be extended for such period as may be necessary to cure the same with due diligence if Trustor commences within such thirty (30) days and proceeds diligently to cure the same; or

          (f) if there should occur a default which is not cured within the applicable grace period, if any, under any other deed of trust or other mortgage of all or part of the Trust Estate (including a deed of trust or other mortgage held by Beneficiary), regardless of whether such deed of trust or other mortgage is superior, subordinate or collateral to this Deed of Trust, it being further agreed by Trustor that this provision shall not be construed as Beneficiary's consent to any such deed of trust or other mortgage; or

          (g) if there should occur a "Material Manager Breach" (as such term is defined in the Operating Agreement) which remains uncured for a period of thirty (30) days.

     (27) That in the event of the passage after the date hereof of any law deducting from the value of real property, for taxation purposes, any lien thereon or changing in any way the laws now in force for the taxation of deeds of trust or debts whether or not secured thereby for federal, state or local purposes or the manner of the collection of any such taxes so as to affect this Deed of Trust or the obligations hereby secured, Trustor agrees to pay any thereof, and, if Trustor fails to so do or if it would be illegal for Trustor so to do, then the whole of the sum secured by this Deed of Trust, together with accrued interest thereon shall, at the option of Beneficiary, without demand or notice, immediately become due and payable.

     (28) To the fullest extent permitted by law, Trustor hereby waives the provisions of Section 431.70 of the California Code of Civil Procedure and all amendments thereto.

     (29) That no remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or Beneficiary in the exercising of any right or power accruing upon any event of default hereunder shall impair such right or power or any other right or power nor shall the same be construed to be a waiver of any default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the obligations secured hereby, Beneficiary, at its sole option, and without limiting or affecting any of the rights or remedies hereunder, may exercise any of the rights or remedies to which it may be entitled hereunder either concurrently with whatever rights it may have in connection with such other security or in such order and in such manner as Beneficiary may deem fit without waiving any rights with respect to any other security. The granting of consent by Beneficiary to any transaction as required by the terms hereunder shall not be deemed a waiver of the right to secure the consent of Beneficiary to future or successive transactions.

     (30) That in the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

     (31) TRUSTOR ACKNOWLEDGE(S) AND AGREE(S) THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS DEED OF TRUST OR THE RELATIONSHIP ESTABLISHED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES, AND THEREFORE, TRUSTOR HEREBY WAIVE(S) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ACTIONS SOUNDING IN TORT) TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS DEED OF TRUST OR ARISING FROM THE TRANSACTION CONTEMPLATED HEREUNDER OR THE RELATIONSHIP ESTABLISHED HEREBY, AND AGREE(S) THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE AND NOT BY A JURY.

     (32) This Deed of Trust is to be construed and enforced according to and governed by the laws of the State of California.

     (33) Beneficiary shall be obligated to deliver a satisfaction or partial release of this Deed of Trust only in the following circumstances:

          (a) Beneficiary shall deliver a satisfaction of this Deed of Trust if
(x) either the ESP Reconveyance Obligation has been satisfied or the ESP Liquidated Damages have been paid and (y) either the Unit 7A Reconveyance Obligation has been satisfied or the Unit 7A Liquidated Damages have been paid;

          (b) Beneficiary shall deliver a partial release of the whole or any portion of the applicable Grantor Development Property (as such term is defined in the Easement Agreement) if:

               (i) there is no material default and no Event of Default then continuing under this Deed of Trust;

               (ii) (x) the obligor in respect of the "Buyer's" obligations under Sections 9.2 and 10.13(f) of the Trimont Purchase Agreement and under Sections 9.3 and 10.19 of the East West Purchase Agreement is not in material default in the performance of the obligations of the "Buyer" described in such Sections and
               (y) if the property to be released includes Excess Property (as such term is defined in the East West Purchase Agreement), the obligor has fully completed performance of its obligations under such Sections;

               (iii) the portion of the Grantor Development Property to be released is properly subdivided and contains no Excess Property (as such term is defined in the East West Purchase Agreement) or the Easement Agreement has been modified, if necessary, to the reasonable satisfaction of Beneficiary, to provide Beneficiary with such incidents of ownership in and to such Excess Property as Beneficiary may reasonably request and, if the area to be released is not a separate tax lot, Trustor and Beneficiary shall have entered into a tax sharing agreement which shall provide for an equitable allocation of real estate tax costs based on the relative value of the interests owned by Trustor and Beneficiary and which is, in any event, reasonably acceptable to Trustor and Beneficiary;

               (iv) the portion of the Grantor Development Property to be released contains no part of the Unit 7 Property (as such term is defined in the East West Purchase Agreement) and no part of the Unit 7A Property (as such term is defined in the Trimont Purchase Agreement); and

               (v) the portion of the Grantor Development Property to be released is, concurrently with such release, being subjected to one or more construction loan deeds of trust permitted by the Operating Agreement.

          (c) Beneficiary shall deliver a partial release of the applicable Excess Property if, pursuant to Section 9.3 of the East West Purchase Agreement, such Excess Property is being reconveyed to or at the direction of Trimont Land Holdings, Inc.

          (d) Beneficiary shall deliver a partial release of the Unit 7 Property and/or the Unit 7A Property if the same is being reconveyed to or at the direction of Trimont Land Holdings, Inc.

          (e) Beneficiary shall deliver a partial release of the Village Core (as such term is defined in the Operating Agreement) upon the conveyance of the Village Core pursuant to the exercise of the Break-Up Remedy (as such term is defined in the Operating Agreement).

"East West Purchase Agreement" shall mean that certain Agreement for Purchase and Sale of Real Property of even date herewith by and between Trimont Land Holdings, Inc., as Seller, and East West Partners, Inc., as Buyer, as assigned to and assumed by Northstar Mountain Properties, LLC and as the same may be amended or otherwise modified from time to time.

          (34) This Deed of Trust is subject and subordinate to the Easement Agreement. Accordingly, if the "Grantee" under the Easement Agreement shall undertake an action which is prohibited by this Deed of Trust, such action shall not be deemed to be a breach of this Deed of Trust.

          (35) This Deed of Trust is subject and subordinate to the Lease Agreement. Accordingly, if the "Lessee" under the Lease Agreement shall undertake an action which is prohibited by this Deed of Trust, such action shall not be deemed to be a breach of this Deed of Trust. "Lease Agreement" shall mean that certain Lease Agreement of even date herewith by and between Trimont Land Holdings, Inc., as Lessor, and Trimont Land Company, as Lessee, as the same may be amended or otherwise modified from time to time.

          (36) This Deed of Trust is subject and subordinate to the Trimont Purchase Agreement, a memorandum or a copy of which has been recorded immediately prior to the recording of this Deed of Trust. The Beneficiary hereby subjects and subordinates this Deed of Trust to the East West Purchase Agreement, a memorandum or a copy of which is to be recorded immediately after the recording of this Deed of Trust. The priorities described in this Paragraph shall apply regardless of the actual order of recording.

          (37) The interests of each party under this Deed of Trust shall not merge, by operation of law or otherwise, with any other interests of such party in the Trust Estate, except as may otherwise be specifically agreed by such party.

          The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to it at its address hereinbefore set forth.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered the Deed of Trust as of the date and year first set forth above.

TRUSTOR:

TRIMONT LAND HOLDINGS, INC.



By:  /s/ Elizabeth J. Cole
   -------------------------------------------
   Elizabeth J. Cole, Executive Vice President



TRUSTEE:

PLACER TITLE COMPANY



By:   ----------------------------------------

Its:  ----------------------------------------



BENEFICIARY:

TRIMONT LAND COMPANY



By:  /s/ Elizabeth J. Cole
   -------------------------------------------
   Elizabeth J. Cole, Executive Vice President

                                   EXHIBIT L

                  [Add diagram of 27A and 27B, as subdivided]

Note: Following the subdivision of parcel 27, TLC will convey to TLH all of the original parcel 27A, as subsequently subdivided, but following the subdivision of Parcel 27B, TLC will only convey to TLH the cross-hatched Section of Parcel 27B.

                                   EXHIBIT M

                       Addition of Parcel P to Net Lease